UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Aspen Aerogels, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Northborough, Massachusetts

March 17, 2025

Dear Aspen Aerogels, Inc. Stockholder:

You are cordially invited to attend the 2025 annual meeting of stockholders of Aspen Aerogels, Inc. to be held at 9:30 a.m. Eastern Time on Wednesday, April 30, 2025. This year’s annual meeting will be conducted solely via live audio webcast on the Internet.

You will be able to attend our annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/ASPN2025. You will not be able to attend the annual meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Aspen Aerogels that you should consider when you vote your shares are described in the accompanying proxy statement.

At the 2025 annual meeting, two persons will be elected to our Board of Directors. In addition, we ask stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, to approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the accompanying proxy statement for the 2025 annual meeting of stockholders, to approve the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan, and to approve the Aspen Aerogels Employee Stock Purchase Plan. Our Board of Directors recommends the election of the two nominees to our Board of Directors and a vote in favor of proposals (2), (3), (4) and (5). Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about March 17, 2025, we will send to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2025 annual meeting of stockholders and our 2024 annual report to stockholders. The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote. Prior to the annual meeting, you may vote by proxy over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. Any stockholder attending the virtual annual meeting may vote online during the annual meeting, even if you already returned a proxy card or voted by proxy over the telephone or the Internet.

Thank you for your continued support of Aspen Aerogels, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Donald R. Young
President and Chief Executive Officer

Aspen Aerogels, Inc.

30 Forbes Road, Building B

Northborough, Massachusetts 01532

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TIME: 9:30 a.m. Eastern Time

DATE: Wednesday, April 30, 2025

ACCESS: www.virtualshareholdermeeting.com/ASPN2025

This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ASPN2025 and providing relevant information, including the control number included in the Notice of Internet Availability or the proxy card or voting instruction form that you received. For further information, please see the Important Information About the Annual Meeting and Voting beginning on page 4 of this proxy statement.

PURPOSES:

1.
To elect Kathleen M. Kool and William P. Noglows as directors to serve three-year terms expiring in 2028;
2.
To ratify the appointment of KPMG LLP as Aspen Aerogels, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.
To approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in our proxy statement for the annual meeting;
4.
To approve the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan;
5.
To approve the Aspen Aerogels Employee Stock Purchase Plan; and
6.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Aspen Aerogels, Inc.’s common stock at the close of business on March 10, 2025 (the “Record Date”). A list of registered stockholders as of the close of business on the Record Date will be available at our corporate headquarters for examination by any stockholder for any purpose germane to the annual meeting for a period of 10 days ending on the day before the date of the annual meeting. If you wish to view this list, please contact our Corporate Secretary at Aspen Aerogels, Inc., 30 Forbes Road, Building B, Northborough, Massachusetts 01532.

All stockholders are cordially invited to attend the virtual annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials or proxy materials you received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

By Order of the Board of Directors,

Virginia H. Johnson
Chief Legal Officer, General Counsel & Corporate Secretary

Northborough, Massachusetts
March 17, 2025

CREATING VALUE THROUGH TECHNOLOGY, INNOVATION, AND EXECUTION

Dear Stakeholders,

In 2024, we continued to drive profitable growth across both our Thermal Barrier and Energy Industrial businesses, achieving record-breaking consolidated revenue of $452.7 million. More significantly, we expanded gross profit margins from 24% in 2023 to 40% in 2024 and delivered positive net income for the year.

Our PyroThin® thermal barrier business achieved record annual revenues, reaching an impressive $307 million for the year – a remarkable 179% year-over-year increase. We also made significant strides in diversifying our customer base, securing contracts with three additional major automotive OEMs, bringing our total number of global automotive OEM customers to eight.

Our Energy Industrial business also delivered outstanding results, generating $146 million in revenue with gross margins exceeding our 35% long-term target. With the successful transition to our external manufacturing facility, this segment is now well-positioned to meet the growing global demand for our products.

Meanwhile, we remain focused on diversifying our business over the long term by continuing to advance our strategy of leveraging our Aerogel Technology Platform® into new and dynamic markets, expanding its applications to drive innovation and create new growth opportunities.

These achievements underscore the successful execution of our multi-year strategy to build a resilient and profitable business. They position us well for continued success in 2025 and beyond, delivering value to all stakeholders—employees, customers, suppliers, communities, and investors alike.

2024 Highlights and Recent Business Developments

In 2024, we remained focused on accelerating revenue growth across our core business segments, optimizing productivity and operational efficiency, exercising disciplined cost management, and increasing flexibility of our aerogel supply. At the same time, we strengthened our balance sheet, reduced our capital expenditure plans, and optimized our cost of capital to position the company to drive sustainable profitability and long-term shareholder value:

•
Grew record consolidated revenue 90% year-over-year to $452.7 million.
•
Generated record PyroThin thermal barrier revenue of $306.8 million, up 179% year-over-year.
•
Delivered Energy Industrial revenue of $145.9 million, up 13% year-over-year, including over $112 million of supply from our external manufacturing facility.
•
Recorded 2024 gross margins of 40%, which drove $13.4 million of Net Income and $89.9 million of Adjusted EBITDA.
•
Awarded PyroThin contract from a major EU luxury sports car OEM. The vehicle platform is expected to underpin multiple nameplates and has an expected start of production in 2025.
•
Secured additional PyroThin award from The Automotive Cells Company (“ACC”), a battery cell joint-venture between Stellantis N.V., Saft-TotalEnergies, and Mercedes-Benz, to supply PyroThin Thermal Barriers to Mercedes-Benz for its battery electric platform based on prismatic cells with production expected to begin in 2027.
•
Awarded a contract to supply PyroThin Thermal Barriers for a Volvo Truck commercial vehicle program.
•
Closed on $125 million term loan facility and $100 million capacity asset-based revolving credit facility with MidCap Financial, a leading commercial finance company managed by Apollo Capital Management, L.P. The proceeds from this transaction were utilized for the full cash redemption of the Company's legacy convertible note and for general corporate purposes.

•
Ended the year with cash and equivalents of $220.9 million and believe that we are fully funded to execute our current strategy and explore opportunistic uses of capital.
•
Won a coveted Automotive News PACE Award for PyroThin platform used by leading automotive OEMs globally to improve electric vehicle EV battery safety and performance. Aspen was also honored with an Innovation Partnership Award recognizing its extensive collaboration with General Motors in relation to the selection of PyroThin as the thermal runaway solution for its Ultium battery platform. Automotive News’ PACE program is recognized globally as the most prestigious innovation award for automotive suppliers.

In today’s dynamic global economic environment, we remain deeply committed to prioritizing profitability and adaptability. Although the global shift toward electrification is advancing more slowly than initially anticipated, we are confident that the long-term trajectory remains strong. Our growing roster of leading customers positions us to capitalize on this significant opportunity. By diligently managing our fixed costs and capacity planning, we aim to deliver profitable growth in a capital-efficient manner. With a focus on energy security and the continuing evolution of electrification, we are well-positioned to create lasting value as these transformative trends unfold.

Aspen’s accomplishments are built on the exceptional efforts of our team, whose dedication drives us forward every day. On behalf of our leadership, I want to sincerely thank you for the trust and support you’ve placed in us. We remain committed to building strong, ethical relationships with all our stakeholders and consistently strive to deliver results that go above and beyond your expectations.

Sincerely,

Donald R. Young
President & Chief Executive Officer

Aspen Aerogels, Inc.

30 Forbes Road, Building B

Northborough, Massachusetts 01532

PROXY STATEMENT FOR THE ASPEN AEROGELS, INC.

2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2025

This proxy statement, along with the accompanying notice of 2025 annual meeting of stockholders, contains information about the 2025 annual meeting of stockholders of Aspen Aerogels, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 9:30 a.m. Eastern Time on Wednesday, April 30, 2025. This year’s annual meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend our annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/ASPN2025. You will not be able to attend the annual meeting in person.

In this proxy statement, we refer to Aspen Aerogels, Inc. as “Aspen Aerogels,” “the Company,” “we,” “our” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the annual meeting.

On or about March 17, 2025, we intend to begin sending to our stockholders entitled to vote at the annual meeting the Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement for the 2025 annual meeting of stockholders and our 2024 annual report. Stockholders who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice of Internet Availability.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL STOCKHOLDER MEETING TO BE HELD ON APRIL 30, 2025

This proxy statement and our 2024 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. In order to view, print or download these materials, please have the 16-digit control number(s) that appears on your notice or proxy card available. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2024 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” tab of the “Financials” subsection of the “Investors” section of our website at www.aerogel.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, from us, free of charge, by sending a written request to:

Aspen Aerogels, Inc.

Attn: Investor Relations

30 Forbes Road, Building B

Northborough, Massachusetts 01532

Exhibits will be provided upon written request and payment of an appropriate processing fee.

CAUTIONARY INFORMATION AND FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this proxy statement. Except as required by law, we do not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks, including those that are described in our annual report on Form 10-K for the year ended December 31, 2024 and elsewhere in our filings with the SEC. If any of these considerations or risks materialize or intensify, our expectations (or underlying assumptions) may change and our performance may be adversely affected.

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website, including any reports, is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Aspen Aerogels is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders to be held virtually via live audio webcast, on Wednesday, April 30, 2025 at 9:30 a.m. Eastern Time and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement along with the accompanying Notice of 2025 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our 2024 annual report to stockholders, which contains our annual report on Form 10-K for the fiscal year ended December 31, 2024, because you owned shares of our common stock on March 10, 2025, or the Record Date. We will commence distribution of the Notice of Internet Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials, to stockholders on or about March 17, 2025.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why Are You Holding a Virtual Annual Meeting?

Our 2025 Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can submit questions to our Board of Directors or management, as time permits.

What Happens if There Are Technical Difficulties During the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting login page.

In the event of technical difficulties with the annual meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/ASPN2025. If necessary, the announcement will provide updated information regarding the date, time, and location of the annual meeting. Any updated information regarding the annual meeting will also be posted on our Investors website at ir.aerogel.com.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on March 10, 2025 are entitled to vote at the annual meeting. On this Record Date, there were 82,104,843 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on the Record Date your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or proxy materials are being forwarded to you by that organization. You may have also received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting and may vote online during the annual meeting by entering the 16-digit control number included on your Notice, proxy card or the voting instructions that accompanied your proxy materials. If you hold your shares in street name and did not receive a 16-digit control number, please contact your brokerage firm, bank, dealer or other similar organization to obtain a legal proxy to be able to participate in or vote at the meeting.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

•
By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet, including by scanning the QR code provided on the Notice or proxy card with your mobile device.
•
By telephone. If you received a proxy card by mail, you can vote by telephone by following the instructions included in the proxy card.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board of Directors’ recommendations as noted below.
•
During the virtual meeting. If you attend the virtual meeting, you may vote your shares online during the annual meeting by following the instructions on the virtual annual meeting page.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on April 29, 2025.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you will receive instructions from the holder of record. You must follow the instructions of the nominee in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•
“FOR” the election of the nominees for director;
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

•
“FOR” the non-binding, advisory vote to approve the compensation of the named executive officers, as disclosed in this proxy statement;
•
“FOR” the approval of the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan; and
•
“FOR” the approval of the Aspen Aerogels Employee Stock Purchase Plan.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holders listed in the proxy in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. If you are a stockholder of record, you may change or revoke your proxy in any one of the following ways:

•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy card and submitting it as instructed above;
•
by submitting a new vote by proxy by Internet or by telephone as instructed above;
•
by providing written notice to Aspen Aerogels’ Corporate Secretary at 30 Forbes Road, Building B, Northborough, Massachusetts 01532 before the annual meeting that you are revoking your proxy; or
•
by attending the annual meeting and voting virtually. Attending the annual meeting virtually will not in and of itself revoke a previously submitted proxy.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you should follow the instructions provided by your bank, broker or other nominee to change or revoke your proxy.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

What if I Receive More Than One Notice, Proxy Card or Voting Instruction Form?

You may receive more than one Notice, proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on “routine” proposals without receiving instructions from you. At this annual meeting, the only “routine” proposal is the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement). Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1 of this proxy statement). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to the compensation of our named executive officers, our Amended and Restated 2023 Equity Incentive Plan or our Employee Stock Purchase Plan (Proposals 3, 4 and 5 of this proxy statement, respectively). Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for Proposals 1, 3, 4 and 5 of this proxy statement.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal	Required Vote	Effect of Withhold Votes, Abstentions and Broker Non-Votes
Proposal 1: Elect two directors	Plurality of the votes cast: the two nominees that receive the most FOR votes will be elected.	Withhold votes and broker non-votes will have no effect on this proposal.
Proposal 2: Ratify the Appointment of Independent Registered Public Accounting Firm	Affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal.

Abstentions and broker non-votes, if any, will have no effect on this proposal. As this is a “routine” proposal, if you do not provide voting instructions to your bank, broker or other nominee, your bank, broker or other nominee generally will have discretion to vote your shares on this proposal.

Proposal 3: Approve, on a Non-Binding, Advisory Basis, the Compensation of the Named Executive Officers	Affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 4: Approve the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan	Affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 5: Approve the Aspen Aerogels Employee Stock Purchase Plan	Affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal.	Abstentions and broker non-votes will have no effect on this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Broadridge Investor Communication Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies for the annual meeting from stockholders. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have not yet retained, but may retain, a proxy solicitor in conjunction with the annual meeting, and its employees may assist us in the solicitation. We will pay all costs of soliciting proxies, including a fee and reasonable out-of-pocket expenses for the proxy solicitor, if any.

What Constitutes a Quorum for the Annual Meeting?

The presence, at the meeting virtually or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

How Can I Attend the Annual Meeting?

The annual meeting will be held at 9:30 a.m. Eastern Time on Wednesday, April 30, 2025. This year, our annual meeting will be held in a virtual meeting format only.

To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/ASPN2025 shortly before the meeting time, and follow the instructions for downloading the webcast. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice in order to attend and to vote and ask questions at the annual meeting. We encourage you to access the annual meeting before the start time of 9:30 a.m. (Eastern Time), on April 30, 2025. Please allow ample time for online check-in, which will begin at 9:15 a.m. (Eastern Time) on April 30, 2025. An annual meeting program containing rules of conduct for the annual meeting will be provided to attendees.

If you are unable to attend the annual meeting, you can view a replay of the webcast at the same webpage for at least six months from the meeting. You need not attend the annual meeting in order to vote.

How Do I Submit a Question at the Annual Meeting?

If you wish to submit a question, you may do so in two ways:

•
Before the annual meeting: Once you receive your proxy materials, you may log into www.proxyvote.com and enter your 16-digit control number included on your Notice, proxy card or voting instruction form and follow the prompts to submit a question. You may submit questions through this pre-meeting forum until the start of the meeting.
•
During the annual meeting: Log into the virtual meeting platform at www.virtualshareholdermeeting.com/ASPN2025 to attend the annual meeting, during which you may type your question into the “Ask a Question” field and click “Submit.” You will need the 16-digit control number included on your Notice, proxy card or voting instruction form.

Questions pertinent to annual meeting matters will be answered during the annual meeting, subject to time constraints. If a stockholder has a question about any matter other than those being acted upon at the annual meeting, such question will be addressed following adjournment of the formal business of the annual meeting. Questions may be ruled as out of order if they are, among other things, derogatory, uncivil or otherwise inappropriate, irrelevant to our business or to the business of the annual meeting, related to personal grievances or our material non-public information or substantially duplicative of statements already made. In addition, questions may be grouped by topic by our management with a representative question read aloud and answered. Stockholders will be limited to two questions each. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the annual meeting by contacting Investor Relations at ir@aerogel.com.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent at Computershare Trust Company, N.A. (for overnight mail delivery: 150 Royall Street, Suite 101, Canton, Massachusetts 02021; for regular mail delivery: P.O. Box 43006, Providence, Rhode Island 02940-3006; by telephone: in the U.S. or Canada, 1-877-373-6374; outside the U.S. or Canada, 1-781-575-2879).

If you do not wish to participate in householding and would like to receive your own Notice or, if applicable, set of Aspen Aerogels proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Aspen Aerogels stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•
If your Aspen Aerogels shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A. and inform them of your request using the contact information above.

•
If a broker or other nominee holds your Aspen Aerogels shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

TRADEMARKS, TRADE NAMES AND SERVICE MARKS

We own or have rights to use “Aspen Aerogels,” “Cryogel,” “Pyrogel,” “PyroThin,” the Aspen Aerogels logo and other trademarks, service marks and trade names of Aspen Aerogels appearing in this document. Solely for convenience, the trademarks, service marks and trade names referred to in this document are without the ® and TM symbols, but such references are not intended to indicate, in any way, that the owner thereof will not assert, to the fullest extent under applicable law, such owner’s rights to these trademarks, service marks and trade names.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for (a) the executive officers named in the Summary Compensation Table on page 43 of this proxy statement, (b) each of our current directors and director nominees, (c) all of our current directors, director nominees and current executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of the Record Date pursuant to the exercise of options or warrants, conversion of notes, or the vesting of restricted stock units (“RSUs”) to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 82,104,843 shares of common stock outstanding on the Record Date.

	Shares beneficially owned
Name of Beneficial Owner	Number	Percentage
Directors and Named Executive Officers:
Donald R. Young (1)	1,171,539	1.41%
Ricardo C. Rodriguez (2)	71,185	*
Corby C. Whitaker (3)	275,659	*
Gregg R. Landes (4)	306,164	*
Virginia H. Johnson (5)	93,780	*
Stephanie Pittman (6)	41,393	*
Rebecca B. Blalock (7)	145,912	*
Kathleen M. Kool (8)	22,952	*
Steven R. Mitchell (9)	229,123	*
Mark L. Noetzel (10)	189,158	*
William P. Noglows (11)	191,582	*
Cari Robinson (12)	3,552	*
James E. Sweetnam (13)	28,830	*
All directors and current executive officers as a group (14 persons) (14)	2,856,122	3.40%
Five Percent Stockholders:
Entities affiliated with Koch, Inc. (15)	12,280,426	14.96%
The Vanguard Group (16)	4,133,995	5.04%
BlackRock, Inc. (17)	4,054,986	4.94%

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Consists of 451,151 shares of our common stock (including unvested restricted stock) held by Mr. Young and 720,388 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(2)
Consists of 6,591 shares of our common stock (including unvested restricted stock) held by Mr. Rodriguez and 64,594 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(3)
Consists of 117,313 shares of our common stock (including unvested restricted stock) held by Mr. Whitaker and 158,346 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(4)
Consists of 15,633 shares of our common stock (including unvested restricted stock) held by Mr. Landes and 290,531 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(5)
Consists of 11,426 shares of our common stock (including unvested restricted stock) held by Ms. Johnson and 82,354 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.

(6)
Consists of 5,392 shares of our common stock (including unvested restricted stock) held by Ms. Pittman and 36,001 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(7)
Consists of 63,175 shares of our common stock (including unvested restricted stock) held by Ms. Blalock and 82,737 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(8)
Consists of 13,583 shares of our common stock (including unvested restricted stock) held by Ms. Kool and 9,369 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(9)
Consists of 136,158 shares of our common stock (including unvested restricted stock) held by Mr. Mitchell and 92,965 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(10)
Consists of 121,220 shares of our common stock (including unvested restricted stock) held by Mr. Noetzel and 67,938 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(11)
Consists of 78,617 shares of our common stock (including unvested restricted stock) held by Mr. Noglows, 92,965 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date, 10,000 shares of our common stock held by a trust, for the benefit of one of Mr. Noglows’ children, and 10,000 shares of our common stock held by a trust, for the benefit of another one of Mr. Noglows’ children.
(12)
Consists of 1,876 shares of our common stock (including unvested restricted stock) held by Ms. Robinson and 1,676 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(13)
Consists of 15,581 shares of our common stock (including unvested restricted stock) held by Mr. Sweetnam and 13,249 shares of our common stock issuable upon the exercise of options exercisable within 60 days following the Record Date.
(14)
See the footnotes above. Also includes 14,223 shares of common stock (including unvested restricted stock) and 71,070 shares of common stock issuable upon the exercise of options exercisable within 60 days following the Record Date held by Mr. Schilling.
(15)
Consists of 12,280,426 shares held by Wood River Capital, LLC (“Wood River”), which is a subsidiary of SCC Holdings, LLC (“SCC”). SCC is a subsidiary of KIM, LLC (“KIM”). KIM is a subsidiary of Koch Investments Group, LLC (“KIG”), which is a subsidiary of Koch Investments Group Holdings, LLC (“KIGH”). KIGH is a subsidiary of Koch Companies, LLC (“KCLLC”), which is a subsidiary of Koch, Inc. (“Koch”). These securities may be deemed to be beneficially owned by each of SCC, KIM, KIG, KIGH, KCLLC and Koch by virtue of their direct or indirect beneficial ownership of Wood River. Each of SCC, KIM, KIG, KIGH, KCLLC and Koch disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein. The addresses of the principal office and principal business of each of the reporting persons is 4111 East 37th Street North, Wichita, Kansas 67220. This information is based on a Form 13D/A filed by Wood River, SCC, KIM, KIG, KIGH, KCLLC and Koch with the SEC on August 19, 2024 and a Form 4 filed by Wood River and Koch with the SEC on August 19, 2024.
(16)
Of the shares listed, The Vanguard Group has shared voting power with respect to 59,696 shares, sole dispositive power with respect to 4,014,233 shares, and shared dispositive power with respect to 119,762 shares. The Vanguard Group’s business address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is based on a Schedule 13G/A filed by The Vanguard Group with the SEC on November 12, 2024.
(17)
BlackRock, Inc. is the parent of several subsidiaries that hold the shares listed in the table, of which BlackRock Fund Advisers beneficially owns more than 5% of the Company’s common stock. Of the shares listed, BlackRock, Inc. has sole voting power with respect to 3,959,053 shares and sole dispositive power with respect to 4,054,986 shares. BlackRock, Inc.’s business address is 50 Hudson Yards, New York, New York 10001. This information is based on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 31, 2024.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our executive officers, directors and greater than 10% stockholders were complied with during the fiscal year ended December 31, 2024, except that a Form 4 filed on March 7, 2024, for Mr. Young reflected a decrease in 485 shares resulting from prior year dispositions that were, through inadvertent oversight, not previously reported in Mr. Young’s Section 16 filings.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of eight members classified into three classes as follows: (1) Kathleen M. Kool, Mark L. Noetzel and William P. Noglows constitute the Class II directors and their current terms will expire at the annual meeting; (2) Steven R. Mitchell and Donald R. Young constitute the Class III directors and their current terms will expire at the 2026 annual meeting of stockholders; and (3) Rebecca B. Blalock, Cari Robinson and James E. Sweetnam constitute the Class I directors and their current terms will expire at the 2027 annual meeting of stockholders. On March 4, 2025, Rebecca B. Blalock and Mark L. Noetzel notified the Board of their intention to retire from the Board effective immediately after the annual meeting, as part of the Company’s regular Board refreshment process. Effective upon Ms. Blalock’s and Mr. Noetzel’s retirements, the Board will reduce the size of the Board from eight to six members.

On March 5, 2025, our Board of Directors accepted the recommendation of the Nominating, Governance and Sustainability Committee of the Board (the “Nominating, Governance and Sustainability Committee”) and voted to nominate Kathleen M. Kool and William P. Noglows for election at the annual meeting for a term of three years to serve until the 2028 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of those persons nominated for election as directors at the annual meeting and those directors whose terms do not expire this year and who will continue to serve after the annual meeting, their ages as of the Record Date, their positions in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed should serve as a director is set forth below.

Name	Age	Position	Director Class
Donald R. Young	67	President, Chief Executive Officer and Director	Class III
Kathleen M. Kool	53	Director	Class II
Steven R. Mitchell	55	Director	Class III
William P. Noglows	67	Chairperson of the Board	Class II
Cari Robinson	62	Director	Class I
James E. Sweetnam	72	Director	Class I

Donald R. Young has been our President, Chief Executive Officer and a member of our Board of Directors since November 2001. Prior to joining us, Mr. Young worked in the United States and abroad in a broad range of senior operating roles for Cabot Corporation, a leading global specialty chemical company. Prior to Cabot Corporation, Mr. Young worked in the investment business at Fidelity Management & Research. Mr. Young holds a BA from Harvard College and an MBA from Harvard Business School. The Board has concluded that Mr. Young possesses specific attributes that qualify him to serve as a member of our Board of Directors, including the perspective and experience he brings as our Chief Executive Officer, which brings historic knowledge, operational expertise and continuity to our Board of Directors.

Kathleen M. Kool has served on our Board of Directors since November 2022. Ms. Kool has served as the President of Impact100 Genesee County, a non-profit organization, since March 2023. Ms. Kool previously served as the CEO of Tide Cleaners, a wholly owned subsidiary of Procter & Gamble (“P&G”), until her retirement in June 2022. Under Ms. Kool’s leadership as CEO, Tide Cleaners grew from 35 to 191 stores and was ranked 76th in Entrepreneur’s Franchise 500 ranking in 2022, marking the third consecutive year in the top 100. During her 27-year tenure at P&G, Ms. Kool served in a variety of executive leadership roles, including CFO of North America Fabric Care, the largest regional business unit at P&G, with over $8 billion in retail sales, and CFO of the Global P&G Professional business. In addition to her extensive business leadership experience, Ms. Kool was a key member of P&G’s award-winning Investor Relations team, partnering with multiple CEOs and leading the communication for the strategy renewal that spanned two $10 billion productivity programs and a more focused portfolio of strategic brands. Additionally, Ms. Kool led numerous acquisitions, integrations, and business expansions, and navigated Tide Cleaners through the COVID-19 pandemic, growing industry share, opening new stores and overseeing expansion to new campuses. Ms. Kool is also a member of the Board of Directors of Digimarc Corporation, where she is Chair of the Board and serves on the Audit and Compensation and Talent Management Committees. Ms. Kool also serves as a board member and Chief Financial Officer of Sonje Ayiti, a non-profit organization. Ms. Kool received her BA, summa cum laude, in Economics from Kalamazoo College and her MBA from Washington University in St. Louis. The Board has concluded that Ms. Kool possesses specific attributes that qualify her to serve as a member of our Board of Directors, including her extensive senior-level management experience in financial reporting and accounting, investor relations, general business operations, complex business integration, corporate governance, and other public company board service.

Steven R. Mitchell has served on our Board of Directors since August 2009. Mr. Mitchell has served as the Chief Executive Officer of Argonaut Private Capital L.P., a private equity investment firm, since July 2016, prior to which he was the managing director of Argonaut Private Equity, LLC, a private equity investment firm, since November 2004. Prior to joining Argonaut Private Equity, LLC, Mr. Mitchell was a principal in both Radical Incubation, a private equity investment firm, and 2929 Entertainment, a media company. He currently serves on the boards of directors of several public and privately owned companies, including Stepstone Group Inc.; Alkami Technology, Inc.; S&R Compression, LLC; DMB Pacific, LLC; Downing Wellhead Equipment LLC; The Fred Jones Companies, LLC; JAC Holding Enterprises, Inc.; QRC Valve Distributors LLC; SEF Energy, LLC; Mammoth Carbon Products, LLC; MT Group Holdings, LLC; American Cementing, LLC; McNellies Group LLC; Mark Young Construction, LLC; APE-III (JAC) Inc.; Cypress Environmental Partners, LLC; and Petroplex Acidizing, Inc., APE V Center Rock, LLC; Chemoil Energy Services, LLC; LEI Intermediate, LLC; FabTech-IGM Holdings, LLC; and Pryer Aerospace, LLC. From 1996 to 1999, Mr. Mitchell was a corporate attorney at Gibson, Dunn & Crutcher LLP. Mr. Mitchell holds a BBA in Marketing from Baylor University and a JD from the University of San Diego School of Law. The Board has concluded that Mr. Mitchell possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his experience building, investing in and growing several manufacturing, technology and product companies and his experience with sophisticated transactions as a corporate attorney. In addition, because Mr. Mitchell has served on many boards of directors, the Board has concluded that he has substantial experience regarding how boards can and should effectively oversee and manage companies, and a significant understanding of governance issues.

William P. Noglows has served on our Board of Directors since our initial public offering in June 2014 and as chairperson of our Board since February 2019, and previously served on our Board of Directors from January 2011 to April 2013. Mr. Noglows served as Chairperson of the Board of CMC Materials, Inc. (formerly known as Cabot Microelectronics Corporation), a global supplier of consumable materials primarily to semiconductor manufacturers, from November 2003 to July 2022 and as President and Chief Executive Officer from November 2003 until December 2014, as well as previously serving as a director from December 1999 until April 2002. Mr. Noglows currently serves on the boards of Littelfuse, Inc. and NuMat Technologies, Inc. From 1984 through 2003, Mr. Noglows served in various management positions at Cabot Corporation, a global specialty chemicals and performance materials company, culminating in serving as an executive vice president and general manager. Mr. Noglows holds a BS in Chemical Engineering from Georgia Institute of Technology. The Board has concluded that Mr. Noglows possesses specific attributes that qualify him to serve as a member and chairperson of our Board of Directors, including his experience as chief executive officer of a leading public company and his expertise in developing technology. In addition, because Mr. Noglows has served on boards of directors of two other public companies, the Board has concluded that he has significant experience regarding how boards can and should effectively oversee and manage companies, and a significant understanding of governance issues.

Cari Robinson has served on our Board of Directors since August 2024. Ms. Robinson has served as a Senior Managing Director of August Strategic Communications, a strategic communications and crisis advisory firm, since July 2023. In February 2023, Ms. Robinson founded Black Dog Advisory, LLC, a consulting firm providing services in connection with organizational transformation, risk, governance, cybersecurity preparedness, compliance and regulatory issues. From July 2019 to January 2022, Ms. Robinson served as Executive Vice President and General Counsel of Revlon, Inc., a multinational cosmetics, skin care, fragrance and personal care company, where she oversaw Revlon’s enterprise-wide legal, physical security, compliance, regulatory and corporate governance affairs globally. From October 2000 to July 2019, Ms. Robinson served in several positions at the International Business Machines Corporation (IBM), a global technology services company, including as Associate General Counsel, Corporate Litigation and as Vice President, Assistant General Counsel, Investigations & Cybersecurity, where she established and led a global team responsible for handling internal investigations, regulatory matters, cybersecurity incidents and data breaches. Prior to that, Ms. Robinson was an Assistant United States Attorney in the Criminal Division of the United States Attorney’s Office, Southern District of New York, and before that, she was an associate at the law firm of Davis Polk & Wardwell. Ms. Robinson received her BA in English from Vassar College and her JD from Emory University School of Law. The Board has concluded that Ms. Robinson possesses specific attributes that qualify her to serve as a member of our Board of Directors, including her legal, regulatory and corporate governance experience, as well as her crisis management and cybersecurity expertise.

James E. Sweetnam has served on our Board of Directors since August 2022. Mr. Sweetnam served as President and CEO, and a member of the board, of Dana Corporation, a Fortune 500 world leader in the design and manufacture of driveline components for light, medium and heavy-duty vehicle manufacturers in the automotive, commercial vehicle and off-highway markets, from July 2009 through November 2010. Previously, he served in various roles of increasing responsibility, including as CEO of Truck Group, at Eaton Corporation, a global, diversified power management company, after serving in a variety of other roles at Eaton Corporation. Prior to joining Eaton, Mr. Sweetnam spent 10 years at Cummins Inc., a diesel and natural gas engine designer, manufacturer, and distributor, where he served as Vice President, Cummins Engine Company and Group Managing Director of Holset Engineering Co. Ltd., a Cummins subsidiary and manufacturer of turbochargers, headquartered in England. Prior to that, he served as President of Cummins Electronics Company. Mr. Sweetnam has also held management positions with Canadian Liquid Air and engineering positions with Air Products and Chemicals in Allentown, Pennsylvania and São Paulo, Brazil. He presently serves on the board of directors of Republic Airways Holdings, Inc., an airline holding corporation, where he is a member of the audit and finance committee and nominating and governance committee. He previously served on the board of directors of SunCoke Energy, Inc., including as chair of its nominating and governance committee and chair of its compensation committee. Mr. Sweetnam received his BS in Applied Science and Engineering from the United States Military Academy, West Point, and his MBA from Harvard Business School. The Board has concluded that Mr. Sweetnam possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his extensive senior-level management experience in general business operations, manufacturing and engineering, his automotive industry experience, and his background in international business development, as well as his service on a number of public company boards.

Board of Directors Composition and Qualifications

Our Board currently consists of eight members, of which three are women and two are ethnically diverse. In connection with its determination that our current directors should continue to serve on our Board (other than Mr. Noetzel and Ms. Blalock, who will retire from the Board effective immediately after the annual meeting), the Nominating, Governance and Sustainability Committee considered, among other factors, certain skills, expertise and experiences that the Board considers valuable to ensure effective oversight of the Company. During 2024, each director completed a self-assessment of their skills, expertise and experiences in 14 “core competencies” across three categories: Industry Experience, Functional Experience and Other Specific Experience. Each director was asked to identify eight out of the 14 skills that were most applicable to them, based upon their experience and expertise, and the chart below summarizes our eight current directors’ responses to the self-assessment. These indicators are intended to be a high-level summary of what the Board views as the core competencies and are not a comprehensive list of each director’s skills or contributions to the Board. The Board believes that the Board possesses these qualifications collectively as a group.

No. of Directors
Automotive
3
Specialty Chemicals & Battery Materials Science
2
Industrial Manufacturing
6
Strategy / Strategic Planning and Innovation
8
Financial/Accounting/Audit
5
Global Supply Chain
2
Technology & Cybersecurity
3
Branding, Marketing & Communications
3
Global/International & Geographic Expansion Experience
5
Public Company Governance / Board Service
7
Executive Compensation
6
Human Capital Management & Leadership Development
7
Mergers and Acquisitions
5
Regulatory Compliance
2

Listed below are the core skills and experiences we consider to be beneficial for our Board to possess:

Skills and Experience	Description
Industry Experience
Automotive

Experience in the electric vehicle automative industry, including automotive original equipment manufacturer (OEM) supplier expertise, as well as adjacent experience in the areas of technology and software, energy and utilities, management consulting and sustainability.

Specialty Chemicals & Battery Materials Science	Substantial knowledge of specialty chemicals and battery materials science.
Industrial Manufacturing	Experience scaling up manufacturing significantly and managing large scale projects, including the construction of plants.
Functional Experience
Strategy / Strategic Planning and Innovation

Experience setting the mission or vision of a company or function, establishing and implementing the strategic plan to achieve such goals, and contributing to transformative innovation, leading to disruptive products and services, as well as experience in product launch and bringing products to new markets.

Financial/Accounting/Audit

Experience leading or managing the financial function of an enterprise, resulting in proficiency in complex financial management, capital allocation and financial reporting, and experience or expertise in financial accounting and reporting processes or the financial management of a major organization.

Global Supply Chain

Experience in global supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities, as well as related regulatory compliance experience.

Technology & Cybersecurity

Significant background working in information technology and/or cybersecurity, resulting in knowledge of how to anticipate technological trends, including digital transformation, data governance, information security and development of new business models, or significant expertise and experience in leading information technology and/or cybersecurity functions of an enterprise.

Branding, Marketing & Communications

Expertise in leading and executing marketing and communications strategies, as well as enhancing a company’s reputation with its key stakeholders, or experience managing a marketing or sales function and in increasing the perceived value of a product line or brand over time in the market.

Global/International & Geographic Expansion Experience

Experience working within organizations that have a global customer base and/or international presence, lending itself to valuable commercial and cultural perspectives regarding a diverse range of business aspects.

Public Company Governance / Board Service

Experience serving as a director of public company, which provides understanding of the dynamics and operation of a corporate board, the relationship of a public company board to the CEO and other senior management personnel, the legal and regulatory landscape in which public companies operate, the importance of particular agenda and oversight issues, and how to oversee an ever-changing mix of strategic, operational and compliance-related matters.

Other Specific Experience
Executive Compensation

Experience with executive and equity compensation and broad-based incentive planning, including the interplay between long-term incentive compensation and corporate/individual executive goal setting, or experience managing a compensation function.

Human Capital Management & Leadership Development	Experience in human resources, compensation and benefits, recruiting and retaining employees, succession planning and developing and maintaining a strong workplace culture.
Mergers and Acquisitions

Experience in strategic planning and business development with direct responsibility for and/or overseeing collaborations and deals, including mergers, acquisitions, divestitures, joint ventures and other partnerships, and experience in integrating acquisitions.

Regulatory Compliance	Experience in government and regulated industries, which provides insight and perspective in working constructively and proactively with governments and agencies globally.

Director Overboarding Policy and Time Commitments

The Board believes that service on the boards of other public companies provides valuable governance and leadership experience that ultimately benefits the Company. The Board also recognizes that serving on outside public boards requires a significant commitment of time and attention, and accordingly, has adopted an “overboarding” policy that limits director participation on other public boards. Pursuant to our Corporate Governance Guidelines, directors are required to limit the number of other public company boards on which they serve to not more than four, so that they are able to devote adequate time to their duties to the Company. All of our current directors comply with our overboarding policy.

In addition to the numerical limits, the Corporate Governance Guidelines provide that directors are expected to spend the necessary time to discharge their responsibilities appropriately and to ensure that other existing or future commitments do not materially interfere with their responsibilities as members of the Board. As such, when nominating a director for service on the Board or for election, the Nominating, Governance and Sustainability Committee considers whether, in light of other commitments, the nominee will have adequate time to serve as a director of the Company. The Nominating, Governance and Sustainability Committee undertakes this review annually, generally as part of its review of director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Aspen Aerogels, either directly or indirectly. Based upon this review, our Board has determined that all of our current directors other than Donald R. Young, our President and Chief Executive Officer, are “independent directors” as defined by the New York Stock Exchange.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2024, there were nine meetings of our Board of Directors, and the various committees of the Board met a total of 20 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2024. The

Board has adopted a policy under which each member of the Board is strongly encouraged but not required to attend each annual meeting of our stockholders. All of our then-serving directors attended the annual meeting of our stockholders held in 2024.

Audit Committee. The Audit Committee of the Board (the “Audit Committee”) met nine times during fiscal year 2024. This committee currently has five members: Kathleen M. Kool (chair), Rebecca B. Blalock, Mark L. Noetzel, James E. Sweetnam and Cari Robinson, who was appointed to the Audit Committee in August 2024. Effective as of the date of the annual meeting, the committee will consist of Katie M. Kool (Chair), Cari Robinson, and James E. Sweetnam. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by the New York Stock Exchange, as such standards apply specifically to members of audit committees. Our Board of Directors has determined that Ms. Kool is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

In addition to the responsibilities described above, our Audit Committee is authorized to, among other matters:

•
appoint and retain the independent registered public accounting firm to conduct the annual audit of our financial statements;
•
review the proposed scope and results of the audit;
•
review and discuss with Company’s management and the independent auditor all critical audit matters (CAMs) identified by the independent registered public accounting firm and the provision of any “pro forma” or “adjusted” non-GAAP financial information, any operational metrics, and any key performance indicators;
•
review accounting and financial controls with the independent registered public accounting firm and our financial and accounting staff;
•
review and approve transactions between us and our directors, officers and affiliates;
•
establish and oversee procedures for complaints received by us regarding accounting matters and any other complaints alleging a violation of our Code of Business Conduct and Ethics;
•
oversee internal audit functions;
•
review and evaluate our policies and procedures with respect to risk assessment and enterprise risk management, including cybersecurity; and
•
prepare the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee meets at least quarterly, typically twice per quarter, and with greater frequency as necessary. The agenda for each meeting is set by the chair of the Audit Committee in consultation with the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary. The Audit Committee meets regularly in executive session. However, from time to time, various members of management, and employees, outside advisors or consultants may be invited by the Audit Committee to make presentations, to provide financial, background information or advice, or to otherwise participate in Audit Committee meetings.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available in the “Investors” section of our website at www.aerogel.com.

Compensation and Leadership Development Committee. The Compensation and Leadership Development Committee of the Board (the “Compensation Committee”) met seven times during fiscal 2024. This committee currently has four members: Mark L. Noetzel (chair), Steven R. Mitchell, William P. Noglows and James E. Sweetnam. Effective as of the date of the annual meeting, the committee will consist of William P. Noglows (Chair), Steven R. Mitchell, and James E. Sweetnam. Our Compensation Committee’s role and responsibilities are set forth in its written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2023 Equity Incentive Plan (the “2023 Plan”), our employee cash bonus plan (the “Corporate Bonus Plan”) and our Compensation Recoupment Policy. The Compensation Committee is responsible for the determination of the compensation of our executive officers other than our Chief Executive Officer. The compensation of our Chief Executive Officer is determined by our Board of Directors upon the recommendation of our Compensation Committee. All members of the Compensation Committee qualify as independent under the definition promulgated by the New York Stock Exchange.

In addition to the responsibilities described above, our Compensation Committee is authorized to, among other matters:

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review and recommend compensation arrangements for management;
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establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals, as well as to encourage progress in the areas of environmental, social and governance priorities, including employee retention, satisfaction, engagement and attrition rates, and in meeting our stated environmental, social and governance goals and metrics;
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administer our equity incentive plans;
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ensure appropriate leadership development and succession planning is in place;
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oversee the evaluation of management; and
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if applicable, prepare the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee typically meets quarterly and with greater frequency if necessary. The agenda for each meeting is set by the chair of the Compensation Committee in consultation with the Chief Executive Officer, the Chief Human Resources Officer, and the Chief Legal Officer, General Counsel and Corporate Secretary. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer does not participate in and is not present during any deliberations or determinations of the Board of Directors or the Compensation Committee regarding his compensation.

The Compensation Committee has the sole authority to obtain, at the expense of the Company, advice and assistance from compensation consultants, legal counsel, experts and other advisors that the Compensation Committee deems advisable in the performance of its duties. The Compensation Committee has the sole authority to approve any such consultants’ or advisors’ fees and other retention terms. The Compensation Committee may select any such consultant, counsel, expert or advisor to the Compensation Committee, only after taking into consideration factors that bear upon the advisor’s independence. The Compensation Committee has engaged Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant since 2014. The Compensation Committee assessed the independence of Meridian pursuant to SEC and New York Stock Exchange rules and other factors and concluded that Meridian’s work for the Compensation Committee does not raise any conflict of interest nor affect its independence.

Generally, the Compensation Committee’s process involves the establishment of corporate goals and objectives for the current year and determination of compensation levels. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation is conducted by the Compensation Committee, which recommends any adjustments to his compensation levels and arrangements for approval by the Board of Directors. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, total compensation that may become payable to executives in various hypothetical scenarios, executive stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, if any, including analyses of executive compensation paid at other companies.

For 2024, Meridian assisted the Compensation Committee in fulfilling its responsibilities under its charter, including advising on compensation packages for executive officers, compensation program design and market practices generally. The

Compensation Committee authorized Meridian to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and Meridian participates in discussions with management and, when appropriate, outside legal counsel with respect to matters under consideration by the Compensation Committee.

A copy of the Compensation Committee’s written charter is publicly available in the “Investors” section of our website at www.aerogel.com.

Nominating, Governance and Sustainability Committee. Our Nominating, Governance and Sustainability Committee met four times during fiscal year 2024 and currently has five members: Rebecca B. Blalock (chair), Kathleen M. Kool, Mark L. Noetzel, William P. Noglows and Cari Robinson, who was appointed to the Nominating, Governance and Sustainability Committee in August 2024. Effective as of the date of the annual meeting, the committee will consist of Cari Robinson (Chair), William P. Noglows, and Katie M. Kool. The Nominating, Governance and Sustainability Committee’s role and responsibilities are set forth in its written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees; monitoring and evaluating legal and regulatory trends and developments relating to corporate governance matters; making recommendations to the full Board intended to help us and the Board maintain appropriate corporate governance policies and practices; regularly reviewing and evaluating our relevant environmental, sustainability, social and corporate responsibility strategies, policies, programs, practices, public disclosure and reports; assisting the Board in its oversight of corporate culture, employee engagement, employee relations, and related matters; evaluating and making recommendations to the Board concerning directors’ continuing education and professional development on corporate governance matters; evaluating and making recommendations as to potential candidates to serve on our Board of Directors and its committees; and evaluating current Board members’ performance. All members of the Nominating, Governance and Sustainability Committee qualify as independent under the definition promulgated by the New York Stock Exchange.

In addition to the responsibilities described above, our Nominating, Governance and Sustainability Committee is authorized to, among other matters:

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identify and recommend director nominees for election to the Board of Directors;
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review and recommend the compensation arrangements for our non-employee directors;
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develop and recommend to the Board of Directors a set of corporate governance principles applicable to our Company; and
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oversee the evaluation of our Board of Directors and its committees.

Our Nominating, Governance and Sustainability Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. Once identified, the Nominating, Governance and Sustainability Committee will evaluate a candidate’s qualifications in accordance with our “Criteria for Nomination as a Director” appended to the committee’s written charter. Threshold criteria include a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our stockholders. Each of Ms. Kool and Ms. Robinson was identified as a director candidate through an independent board recruitment platform, and they were evaluated in accordance with these procedures.

If a stockholder wishes to recommend a candidate to the Nominating, Governance and Sustainability Committee for consideration as a nominee for election to our Board of Directors, the stockholder must follow the procedures described in, and contain the information required by, the “Policies and Procedures for Shareholders Submitting Nominating Recommendations” appended to our Nominating, Governance and Sustainability Committee’s written charter. In order for the recommendation of a stockholder to be considered under such policies and procedures, the recommending stockholder or group of stockholders must be entitled to vote generally in the election of directors and have held at least 3% of the Company’s common stock for at least one year as of the date the recommendation was made, and nominees must satisfy the minimum qualifications prescribed by the committee for Board candidates. All stockholder recommendations for proposed director nominees must be addressed in writing to the Nominating, Governance and Sustainability Committee, in care of our Corporate Secretary, at our principal executive offices and must be received not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Email submissions are not accepted and will not be considered.

Our Nominating, Governance and Sustainability Committee recognizes the importance of inclusion and having a variety of viewpoints among its members whenever we identify and consider nominees for director. The Committee will strive where appropriate to achieve an inclusive balance and broad spectrum of backgrounds, perspectives, experience, qualifications, skills and attributes on the Board of Directors and its committees.

A copy of the Nominating, Governance and Sustainability Committee’s written charter and our Corporate Governance Guidelines are publicly available on the Investors section of our website at www.aerogel.com.

Compensation Committee Interlocks and Insider Participation

During our last fiscal year, the members of our Compensation Committee included Mark L. Noetzel (chair), Steven R. Mitchell, William P. Noglows and James E. Sweetnam. No member of our Compensation Committee has at any time been an employee of the Company. None of our executive officers serves as a member of another entity’s board of directors or Compensation Committee that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board and Committee Self-Evaluation Process

Board and committee evaluations play a critical role in ensuring the effective functioning of the Board of Directors. The Nominating, Governance and Sustainability Committee is responsible for overseeing an annual self-evaluation of the Board of Directors, and the committee charter for each Board committee provides that the committee will complete an annual performance evaluation of the committee regarding its activities and effectiveness. The Nominating, Governance and Sustainability Committee considers and recommends to the Board the self-evaluation process and timing.

The current Board and committee evaluation process involves an annual self-evaluation by each director of the effectiveness of the Board as a whole and each standing committee of the Board on which he or she serves. Each director reviews a self-evaluation questionnaire. In 2025, an external facilitator was engaged to conduct interviews with each director regarding such questionnaire, consolidate the directors’ feedback and present the results and key takeaways to the Board. Previously, our Corporate Secretary facilitated a roundtable discussion with the full Board to obtain verbal feedback regarding the performance and effectiveness of the Board and each of its committees, and the chairpersons of the Board and each committee. Following the presentation to the Board, the chair of the Board and each committee conducts follow-up as needed with fellow Board members and the Corporate Secretary concerning actionable feedback and key takeaways gathered during the self-evaluation session. The self-evaluation process provides valuable insight regarding areas of effectiveness and opportunities for improvement.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairperson of the Board and Chief Executive Officer are presently separated at our Company. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairperson of the Board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairperson of the Board, particularly as the Board of Directors’ oversight responsibilities continue to expand. Our Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors. The Board believes that the decision as to whether the positions of Chairperson and Chief Executive Officer should be combined or separated, and whether an executive or an independent director should serve as Chairperson if the roles are split, should be based upon the particular circumstances facing the Company. Maintaining a flexible policy allows the Board to exercise its best business judgment to choose the leadership structure that best serves the interests of the Company and its stockholders at any particular time. The Board believes its risk oversight framework would be effective under a variety of leadership structures.

Our Board of Directors administers its risk oversight function directly and through its committees. The Audit Committee receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, ethics and compliance, strategic and reputational risks. The Audit Committee also periodically reviews our enterprise risk management and cybersecurity programs and regularly discusses with management our major risk exposures, their potential financial and other impacts on our Company, and the steps we take to mitigate and manage them. Our Audit Committee has established a Cybersecurity Subcommittee, which meets quarterly to review materials concerning the ongoing maturation of the Company’s cybersecurity program, the effectiveness of its information security controls, and current and emerging material cybersecurity threat risks. In addition, our Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of and risks arising from our compensation policies and programs. The Compensation Committee also oversees succession planning for senior executives to manage transitions and the risks associated with an unplanned vacancy. Our Nominating, Governance and Sustainability Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, environmental, social and sustainability initiatives, and corporate governance. In addition, as part of our governance and risk oversight functions, we also utilize management committees covering a number of areas, including enterprise risk management, sustainability, intellectual property strategy and compliance. The charters for these committees are available on the “Investors” section of our website at www.aerogel.com.

Sustainability

There has been increased focus from our stakeholders, including investors, customers and employees, on our sustainability and other environmental, social and governance policies and practices, including corporate citizenship. For the past two decades, sustainability has been linked to the success of our business, and it is a natural fit for us to explore new uses for our Aerogel Technology Platform with the goal of improving the environmental performance and safety of our customers’ products and processes. We have previously been awarded a silver medal by EcoVadis, an independent rating agency that rates suppliers based on their environmental, social and financial performance. We also believe that good corporate citizenship and superior performance includes responsiveness to sustainability and other environmental, social and governance issues that materially impact our stakeholders and the communities in which we operate. For more information, please visit the “Investors” section of our website at www.aerogel.com.

We have policies in place to ensure that our directors and employees operate ethically and with integrity. Our Board of Directors provides overall oversight of our sustainability and other environmental, social and governance efforts, and the Nominating, Governance and Sustainability Committee regularly reviews and evaluates the Company’s relevant environmental, sustainability, social and corporate responsibility strategies, policies, programs, practices and reports. In addition, the Compensation Committee, at least annually, assesses the Company’s management training and development programs, and the Company’s succession plans for the CEO and key senior executives. We have also formed a Sustainability Steering Committee, a cross-functional management committee intended to support us in, and provide oversight of, sustainability-related matters. The Sustainability Steering Committee charter is available on the “Investors” section of our website at www.aerogel.com.

Human Capital Resources

The Board, through its Compensation Committee, provides oversight of human capital matters, including talent development and succession planning. The Compensation Committee and Board periodically review the composition of our workforce and promote practices to hire qualified candidates from a broad pool of candidates. The Compensation Committee and Board also review our compensation and benefits programs as well as management development and succession planning practices and strategies.

As of December 31, 2024, we had 554 full-time employees. Of our employees, 520 are located in the United States and 34 are located abroad. We consider our current relationship with our employees to be of good standing. None of our employees are represented by labor unions or have collective bargaining agreements. Additionally, we engaged Prodensa Servicios de Consultora (“Prodensa”) to establish OPE Manufacturer Mexico S de RL de CV, a maquiladora located in Mexico, which assembles thermal barrier PyroThin products and operates an automated fabrication facility for PyroThin. Pursuant to such contract, we pay Prodensa a management fee and have an option to purchase OPE from Prodensa after a period of 18 months. As of December 31, 2024, we have notified Prodensa of our intent to purchase OPE.

At Aspen Aerogels, we view our employees as our most valuable asset and have taken great steps to offer a comprehensive suite of compensation and benefits to ensure the physical, emotional and financial well-being of our employees. Our goal is to attract and retain the best and brightest talent and remain competitive within our industry. Compensation consists of industry and market competitive base salaries as well as a combination of short-term and long-term incentive compensation programs. These short-term and long-term incentive programs, or pay-at-risk compensation, are designed to link outcomes directly to the achievement of individual and financial goals, strategic objectives, and stock price appreciation. Our benefits programs, which vary by location, generally include health and welfare benefits, paid time off, and other key programs to support the general well-being of our employees. A comprehensive paid parental leave program provides our U.S. employees the financial security and flexibility to provide necessary care for themselves and their families; flexibility that improves productivity, job satisfaction and increases employee retention and engagement.

Employee Engagement and Workplace Culture

We respect and celebrate our employees by striving to create an inclusive environment in which people thrive. We need the best minds in the room to propel the next generation of sustainable solutions – key to which is promoting excellence, fairness and opportunity across the organization. At Aspen, we are committed to building a culture and environment where every employee has the opportunity to achieve their ultimate potential. Fostering an environment centered on respect and dignity is core to our mission and is intended to ensure that every employee feels empowered and has the opportunity to contribute to improve our performance. An inclusive workplace culture and engaged, high-performing workforce is to our collective benefit as we all gain from tapping into a broader range of experiences, abilities, ideas, and perspectives. Our commitments include partnering with community organizations to cultivate a workforce that reflects and respects all expressions of individuality and supports the local regions in which we operate.

Community Engagement

Community and caring are at the heart of our culture, and we are proud to give back to the communities where we work and live. Aspen Aerogels employees partner with community-based organizations to participate in local efforts to donate time, money, and goods.

Workforce Health & Safety

Aspen Aerogels is committed to the health, safety and well-being of our employees and the communities in which we operate. Safety and health in our business must be part of every operation. We require a safety-first approach and cooperation in all safety matters, not only between supervisor and employee, but also among employees and contractors.

Business Ethics and Integrity

Our Code of Business Conduct and Ethics, as updated in November 2024, provides our employees with a clear understanding of the principles of business conduct and ethics that are expected of them and supports them with a framework for making ethical decisions in compliance with applicable law. It applies to the Company enterprise-wide and to all associates with whom Aspen Aerogels conducts business.

Cybersecurity

We recognize the critical importance of maintaining the trust and confidence of customers, suppliers, business partners and employees toward our business and are committed to protecting the confidentiality, integrity and availability of our business operations and systems. Our Board of Directors is actively involved in oversight of our risk management activities, and cybersecurity represents an important element of our overall approach to risk management. Our cybersecurity policies, standards, processes and practices are based on recognized frameworks established by the National Institute of Standards and Technology (NIST), the International Organization for Standardization and other applicable industry standards. Our customers’ requirements for their suppliers to have certain cybersecurity policies, standards and processes in place also drives and guides some of our policies and practices. In general, we seek to address cybersecurity risks through a comprehensive, cross-functional approach that is focused on preserving the confidentiality, security and availability of the information that we collect and store by identifying, preventing and mitigating cybersecurity threats and effectively responding to cybersecurity incidents when they occur.

Cybersecurity is an important part of our risk management processes and an area of focus for our Board of Directors and management. The Audit Committee is responsible for the oversight of risks from cybersecurity threats. At least quarterly, our Audit Committee receives an update from management of our cybersecurity threat risk management and strategy processes covering topics such as data security posture, results from third-party assessments, progress towards pre-determined risk mitigation-related goals, our incident response plan, and material cybersecurity threat risks or incidents and developments, as well as the steps management has taken to respond to such risks. Our Audit Committee receives prompt and timely information regarding any known or suspected cybersecurity incident that meets established reporting thresholds, as well as ongoing updates regarding any such incident until it has been addressed. In addition, our Audit Committee has established a

Cybersecurity Subcommittee, comprised of four Audit Committee members and members of management, including the Director of Information Security, Chief Financial Officer, and Chief Legal Officer, which meets quarterly to review materials concerning the ongoing maturation of the Company’s cybersecurity program, the effectiveness of its information security controls, and current and emerging material cybersecurity threat risks. Our Audit Committee, and its Cybersecurity Subcommittee receive materials discussing current and emerging material cybersecurity threat risks, and describing our ability to mitigate those risks, as well as recent developments, evolving standards, technological developments and information security considerations arising with respect to our peers and third parties.

Members of our Audit Committee and Board of Directors are also encouraged to regularly engage in conversations with management on cybersecurity-related news events and discuss any updates to our cybersecurity risk management and strategy programs. Members of our Audit Committee and Board of Directors continue to receive updates around the cybersecurity threat landscape and ongoing best practices as a means of continuing education in the area. Material cybersecurity threat risks are also considered during separate Board meeting discussions of important matters like enterprise risk management, operational budgeting, business continuity planning and disaster recovery, product management, and other relevant matters.

Our cybersecurity risk management and strategy processes, which are discussed in greater detail above, are led by our Director of Information Security, Chief Financial Officer and Chief Legal Officer. Such individuals have collectively over 30 years of prior work experience in various roles involving managing information security, developing cybersecurity strategy, and implementing effective information and cybersecurity programs, as well as several relevant degrees and certifications, including Certified Information Security Manager, Certified Information Systems Auditor, Certified Information Systems Security Professional, Global Information Assurance Certification, and Certified Professional Hacker. These management team members are informed about and monitor the prevention, mitigation, detection, and remediation of cybersecurity incidents through their management of, and participation in, our cybersecurity risk management and strategy processes, including the operation of our incident response plan. As discussed above, these management team members and other relevant subject matter experts report to the Audit Committee, as well as the Cybersecurity Subcommittee of the Audit Committee, about material cybersecurity threat risks, among other cybersecurity related matters, on a quarterly basis.

Insider Trading Policies and Procedures

The Company’s Board of Directors has adopted an insider trading policy (“Insider Trading Policy”) that applies to all of the Company’s directors, officers and employees, as well as certain other designated individuals, to prevent the misuse of confidential information about the Company, as well as other companies with which the Company has a business relationship, and to promote compliance with the securities laws. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities on material non-public information and prohibits directors, executive officers and certain other employees from buying or selling the Company’s securities during certain periods, except pursuant to an approved trading plan under Rule 10b5-1 of the Exchange Act (“Rule 10b5-1”). In addition, certain individuals, including directors and officers, are required to receive prior approval from the policy administrator, which is the Company’s Chief Legal Officer, General Counsel and Corporate Secretary, prior to engaging in transactions in the Company’s securities. The Insider Trading Policy and related Guidelines for Rule 10b5-1 Trading Plans also set forth mandatory guidelines that apply to all executive officers, directors and employees of the Company who adopt Rule 10b5-1 plans for trading in the Company’s securities, which are intended to ensure compliance with Rule 10b5-1 and to conform to best practices with respect to the design and implementation of any Rule 10b5-1 plans. For additional information, see the Insider Trading Policy and Guidelines for Rule 10b5-1 Trading Plans, which are available on the “Investors” section of our website at www.aerogel.com.

While the Company has not adopted a formal policy governing transactions by the Company in its securities, the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company. The Company currently does not currently have a stock repurchase program in place. If the Board of Directors authorizes stock repurchases in the future, the Company expects to implement processes and procedures with respect such repurchases.

Stockholder Engagement

Our commitment to strong corporate governance includes prioritizing regular, ongoing engagement with our stockholders. We believe that the feedback we receive from our investors helps us to make decisions that are in the best interest of the Company and our stockholders. Accordingly, we engage with stockholders throughout the year to seek their input on a variety of topics. Our management team, including our Chief Executive Officer and Chief Financial Officer, regularly engage with our stockholders through one-on-one meetings, quarterly earnings calls, industry conferences and other channels of communication. For example, during 2024, we engaged in one-on-one meetings with stockholders who collectively owned approximately 50% of the Company’s outstanding common stock, and received valuable feedback regarding our executive compensation program, as well as our long-term strategy, key operational milestones, financial targets, and perspectives on the Company’s cost of capital, capital structure, and balance sheet. Management regularly reports to the Board of Directors regarding the results of our engagement with stockholders, and the Board of Directors takes investor feedback into account as it continues to assess and refine our corporate governance policies and practices. For more information regarding our stockholder engagement related to executive compensation, see “Stockholder Engagement Regarding Executive Compensation and Actions Taken in Response” in the Compensation Discussion and Analysis on page 30.

Stockholder Communications to the Board

Generally, stockholders and other interested parties who have questions or concerns should contact our Investor Relations team at 508-691-1111. However, any stockholders and other interested parties who wish to address questions regarding our business directly with the Board of Directors, or any individual director, must prepare the communication in written form and mail or hand deliver the same to the following address:

ATTN: SECURITY HOLDER COMMUNICATION

Board of Directors

Aspen Aerogels, Inc.

30 Forbes Road, Building B

Northborough, MA 01532

Such communications should not exceed 500 words in length and must be accompanied by the following information: a statement of the (i) type and amount of the securities of the Company that the person holds or (ii) a description of the person’s interest in the Company; any special interest, meaning an interest not in the capacity as a stockholder of the Company, that the person has in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

The following types of communications are not appropriate for delivery to directors under these procedures: communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of the Company (such as employees, members of the communities in which we operate our businesses, customers and suppliers) generally; communications that advocate engaging in illegal activities; communications that, under community standards, contain offensive, scurrilous or abusive content; and communications that have no rational relevance to the business or operations of the Company.

Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any director upon request.

Information about our Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors, as of the Record Date.

Name	Age	Position
Virginia H. Johnson	47	Chief Legal Officer, General Counsel and Corporate Secretary
Gregg R. Landes	55	Senior Vice President, Operations and Strategic Development
Stephanie Pittman	53	Chief Human Resources Officer
Ricardo C. Rodriguez	40	Chief Financial Officer and Treasurer
Keith L. Schilling	52	Senior Vice President, Technology
Corby C. Whitaker	55	Senior Vice President, Sales and Marketing

Virginia H. Johnson is our Chief Legal Officer, General Counsel and Corporate Secretary. Ms. Johnson also previously served as our Chief Compliance Officer from May 2022 through April 2024. Prior to joining us in May 2022, Ms. Johnson was General Counsel of Schneider Electric North America, which specializes in energy management and automation solutions, and before that, she served as Senior Vice President, Associate General Counsel and Secretary of Global Atlantic Financial Group, a global financial services company. Ms. Johnson has over 20 years of legal experience spanning both private practice and in-house executive leadership roles in the energy and financial services industries. Prior to moving in-house as corporate counsel, Ms. Johnson was a partner in the Litigation Department of Prince Lobel Tye LLP in Boston, and before that, she was an Associate in the Litigation/Regulatory Department, Securities/Corporate Governance Group, in the New York and Boston offices of Weil, Gotshal & Manges LLP. Ms. Johnson holds a Juris Doctor from the Cardozo School of Law, Yeshiva University, and a BA in Political Science from Boston University.

Gregg R. Landes has been with us since September 2016 and has served as Senior Vice President, Operations and Strategic Development since October 2019. Mr. Landes has previously served in a variety of positions with us, including as our Vice President, Strategic Development and Operational Excellence from May 2018 to October 2019, Vice President, Innovation and Strategic Development from February 2018 to May 2018, Vice President, Operational Excellence from March 2017 to January 2018, and Vice President, Finance and Corporate Development from September 2016 to March 2017. Prior to joining us, Mr. Landes was a principal at the consulting firm, Tetra Tech, Inc., where he focused on Liquified Natural Gas and Environmental Bankruptcy trusts from July 2013 to August 2016. Prior to Tetra Tech, Mr. Landes was employed by Hess Corporation, a large integrated oil and gas company, where he served as Vice President, Business Development for Hess LNG from June 2007 to July 2013. Prior to Hess Corporation, Mr. Landes worked in a broad range of senior financial and business leadership roles for Cabot Corporation, a leading global specialty chemical company. Mr. Landes holds a BSBA in Finance from the University of Florida and an MBA from the F.W. Olin Graduate School of Business at Babson College.

Stephanie Pittman has been our Chief Human Resources Officer since September 2023. Prior to joining us, Ms. Pittman served as Executive Vice President and Chief Human Resources Officer at Excelitas Technologies Corporation, an industrial technology manufacturer focused on delivering innovative, market-driven photonic solutions. Prior to Excelitas, Ms. Pittman was a senior human resources executive at Boston Scientific Corporation, a global medical technology leader, where she served in a number of human resources (“HR”) leadership roles during her 12-year tenure, including leading HR for the EMEA region and the global operations organization and oversight of the global talent management, HR strategy and planning, and HR operations functions. Before joining Boston Scientific, Ms. Pittman held roles at Covidien (now Medtronic), a large global healthcare products company, and The New York Times Companies, a media company, as a business transformation consultant and director of various HR, program management and business transformation programs, respectively. Ms. Pittman holds a BA in History from Syracuse University and holds a Juris Doctor from Suffolk Law School as well as an MBA from Suffolk Sawyer School of Business.

Ricardo C. Rodriguez has been our Chief Financial Officer and Treasurer since April 2022. Mr. Rodriguez previously served as our Chief Strategy Officer from November 2021. Prior to joining Aspen Aerogels, from February 2019 to November 2021, Mr. Rodriguez was a Corporate Strategy Director at Aptiv, a $15 billion automotive technology company, where he led the establishment of its Vehicle Electrification Systems group, among other value-adding initiatives. From April 2010 to February 2019, he served in a variety of finance, planning and other leadership roles at ClearMotion, a developer of active suspension technology, GM’s OnStar division, an in-vehicle safety and security system, Amazon and Fiat Chrysler Automobiles (now Stellantis). In addition, Mr. Rodriguez worked as an investment banker at Lazard, a financial advisory firm, where he focused on automotive mergers and acquisition and restructuring advisory services. Mr. Rodriguez received his Bachelor of Science degree in Mechanical Engineering from General Motors Institute / Kettering University while working at Magna International and holds an MBA from Harvard Business School.

Keith L. Schilling has been our Senior Vice President, Technology since January 2022. Mr. Schilling previously served as our Vice President, Sales from October 2021 to January 2022. Currently, Mr. Schilling continues to lead the sales function for Energy Industrial in addition to the Research and Development function. Prior to joining Aspen, from December 2019 to October 2021, Mr. Schilling served as Chief Executive Officer of Basic Energy Services, Inc., an upstream oil and gas services provider. From September 1995 to December 2019, Mr. Schilling held senior level commercial and technology leadership roles at Schlumberger, an oil and gas services provider company, Tetra Technologies, an energy services and solutions company, and the combined Baker Hughes and GE Oil & Gas Companies, both domestically and internationally. Mr. Schilling received his Bachelor of Science degree in Chemical Engineering from Texas A&M University and holds an MBA from Erasmus University in the Netherlands.

Corby C. Whitaker has been our Senior Vice President, Marketing and Sales since joining us in February 2012. Since joining Aspen his role has been expanded to lead the battery electric thermal segment commercial, engineering, and program management teams. Prior to that, Mr. Whitaker worked in senior sales, marketing, engineering, and business development leadership roles in the energy, renewable energy, building materials and industrial equipment industries. Mr. Whitaker received his Bachelor of Science degree in Mechanical Engineering from Texas A&M University.

Involvement in Certain Legal Proceedings

Keith L. Schilling, an executive officer, previously served as Chief Executive Officer and a director of Basic Energy Services, Inc. In August 2021, Basic Energy Services, Inc. and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Bankruptcy Code, as a result of various events, including the impact from COVID-19.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the Summary Compensation Table below, or our “named executive officers,” and all material factors relevant to an analysis of these policies and decisions. During 2024, the following were our named executive officers:

•
Donald R. Young, our President and Chief Executive Officer
•
Ricardo C. Rodriguez, our Chief Financial Officer and Treasurer
•
Virginia H. Johnson, our Chief Legal Officer, General Counsel and Corporate Secretary
•
Corby C. Whitaker, our Senior Vice President, Sales and Marketing
•
Gregg R. Landes, our Senior Vice President, Operations and Strategic Development
•
Stephanie Pittman, our Chief Human Resources Officer

Compensation Overview

This “Compensation Overview” section discusses the compensation programs and policies for our executive officers and the roles of our Compensation and Leadership Development Committee and our Board in the design and administration of these programs and policies, including specific compensation decisions in connection with our executive officers, including our named executive officers.

Our Compensation Committee has the sole authority and responsibility to review and determine, or recommend to the Board for approval in the case of our Chief Executive Officer, the compensation of each of our named executive officers. Our Compensation Committee also considers the design and effectiveness of the compensation program for our executive officers and approves the final compensation package, employment agreements, equity-based compensation awards and cash bonuses for all of our executive officers, except our Chief Executive Officer, whose compensation is approved by the Board upon the recommendation of the Compensation Committee. Our Compensation Committee is composed entirely of independent directors who have never served as officers of the Company.

Set forth below is a discussion of the policies and decisions that shape our executive compensation program, including the specific objectives and elements.

Executive Summary

During the 2024 fiscal year, Aspen remained focused on accelerating revenue growth across our core business segments, optimizing productivity and operational efficiency, exercising disciplined cost management, and increasing flexibility of our aerogel supply. At the same time, we strengthened our balance sheet, reduced our capital expenditure plans, and optimized our cost of capital to position the company to drive sustainable profitability and long-term shareholder value.

•
Grew record consolidated revenue 90% year-over-year to $452.7 million.
•
Generated record PyroThin thermal barrier revenue of $306.8 million, up 179% year-over-year.
•
Delivered Energy Industrial revenue of $145.9 million, up 13% year-over-year, including over $112 million of supply from our external manufacturing facility.
•
Recorded 2024 gross margins of 40%, which drove $13.4 million of Net Income and $89.9 million of Adjusted EBITDA.
•
Awarded PyroThin contract from a major EU luxury sports car OEM. The vehicle platform is expected to underpin multiple nameplates and has an expected start of production in 2025.
•
Secured additional PyroThin award from The Automotive Cells Company (“ACC”), a battery cell joint-venture between Stellantis N.V., Saft-TotalEnergies, and Mercedes-Benz, to supply PyroThin Thermal Barriers to Mercedes-Benz for its battery electric platform based on prismatic cells with production expected to begin in 2027.

•
Awarded a contract to supply PyroThin Thermal Barriers for a Volvo Truck commercial vehicle program.
•
Closed on $125 million term loan facility and $100 million capacity asset-based revolving credit facility with MidCap Financial, a leading commercial finance company managed by Apollo Capital Management, L.P. The proceeds from this transaction were utilized for the full cash redemption of the Company's legacy convertible note and for general corporate purposes.
•
Ended the year with cash and equivalents of $220.9 million and believe that we are fully funded to execute our current strategy and explore opportunistic uses of capital.
•
Won a coveted Automotive News PACE Award for PyroThin platform used by leading automotive OEMs globally to improve electric vehicle EV battery safety and performance. Aspen was also honored with an Innovation Partnership Award recognizing its extensive collaboration with General Motors in relation to the selection of PyroThin as the thermal runaway solution for its Ultium battery platform. Automotive News’ PACE program is recognized globally as the most prestigious innovation award for automotive suppliers.

General Executive Compensation Philosophy and Principles

The objective of our executive compensation program is to attract, retain and motivate talented executives who are critical to our continued growth and success of building a profitable business, and to further align the interests of these executives with those of our stockholders. To achieve this objective, besides annual base salaries, our executive compensation program utilizes a combination of annual incentives through cash bonuses based on a mix of pre-determined criteria and long-term incentives through equity-based compensation. In establishing overall executive compensation levels, our Compensation Committee considers a number of criteria, including the executive’s scope of responsibilities, prior and current period of performance, attainment of overall Company and individual executive performance objectives and retention concerns.

Our executive compensation philosophy, as updated by the Compensation Committee in August 2024 with input from its independent compensation consultant, includes the following pillars:

•
The Company will target executive compensation opportunities within a competitive range of peer or market median;
•
The Company’s executive compensation market data strategy should have two components:
o
A custom peer group generally comprised of publicly-traded higher-technology, higher-growth, profitable companies in the manufacturing and energy sectors, and
o
Technology sector survey data to supplement the peer data;
•
The Company’s incentive compensation plans will be performance-oriented and focus primarily on quantitative corporate performance, with limited payout differentiation based on individual performance;
•
Performance evaluation for the Company’s executive incentive compensation programs will be principally formulaic, and the Compensation Committee generally will not intervene in the incentive compensation payout process, except for limited application of judgment following the performance period; and
•
The Company will seek to align with mainstream U.S. market norms and standards with regard to executive compensation program design. In this regard, the Compensation Committee will take notice of the preferences of third parties (e.g., large institutional investors, proxy advisors) and align with those preferences if consistent with the Company’s business goals.

In order to achieve the Company’s mix of pay objectives, we believe that it is critical for a significant portion of each named executive officer’s target total direct compensation opportunity (that is, the combination of annual base salary, target annual cash bonus opportunity and the grant date value of the long-term equity incentive opportunity under our regular annual grant program) to be at-risk and tied to the achievement of performance criteria, stockholder value, or both.

As depicted below, for the 2024 fiscal year approximately 79% of our CEO’s overall target total direct compensation, and, on average, 65% of the target total direct compensation of our other NEOs, was structured as at-risk compensation. At-risk compensation, which is provided through our short-term incentive (“STI”) and long-term incentive (“LTI”) programs, is tied directly to the achievement of individual and financial goals, strategic objectives, and stock price appreciation. A more detailed discussion of each element and the associated pay decisions follows this section.

(1)
LTI values shown above reflect the long-term incentive opportunities approved as part of our regular annual LTI grant program for 2024.
(2)
STI values shown above reflect the target bonus opportunities under our 2024 Corporate Bonus Plan.

Stockholder Engagement Regarding Executive Compensation and Actions Taken in Response

As discussed above under the heading “Stockholder Engagement” on page 24, we engage with our stockholders throughout the year to seek their input on a variety of topics, and during 2024, we engaged in one-on-one meetings with stockholders who collectively owned approximately 50% of the Company’s outstanding common stock. During 2024, and particularly in connection with the stockholder advisory vote (or “Say-on-Pay” vote) at the 2024 annual meeting of stockholders, we reached out to our largest institutional investors to hear their perspective about our executive compensation program. In addition to participation in this outreach by senior members of our human resources, legal and investor relations departments, the Chair of the Board of Directors and the Chair of the Compensation Committee participated in these discussions when requested by investors. We greatly value the input of our institutional investors and stockholders through our annual Say-on-Pay votes, where the compensation of our named executive officers was approved by approximately 72% of the votes cast at our 2024 annual meeting of stockholders, approximately 78% of the votes cast at our 2023 annual meeting of stockholders and approximately 93% of the votes cast at our 2022 annual meeting of stockholders. We also take note of the views expressed by proxy advisory firms regarding our executive compensation program.

Through our 2024 stockholder outreach efforts, we were able to gain a fuller understanding of the perspectives of our institutional investors regarding executive compensation design, strategy, governance and disclosure, and those perspectives were shared with our senior management and the full Board of Directors. After considering the feedback from our investors and the results of our 2024 Say-on-Pay advisory vote, we have implemented a number of changes to our executive compensation program to better align with investor preferences, as described below:

What We Heard:	What We Did

Stockholders prefer that a meaningful portion of our executives’ long-term incentive opportunities be tied to the achievement of financial performance objectives, as a part of our regular annual long-term incentive grant cycle (as opposed to special awards).

With the 2025 long-term incentive awards, the compensation program will include Performance Share Units (“PSUs”) that are tied to total shareholder return (“TSR”) performance. These 2025 grants will reflect a mix of 50% PSUs, 25% stock options and 25% restricted stock units (“RSUs”). This change further aligns executive incentives with shareholder interests by linking 50% of each NEO’s long-term incentive opportunity to the Company’s TSR performance relative to the other constituents of the Russell 2000 Index. For more information about these awards, see “2025 Long-Term Incentive Grant Cycle” on page 37.

Stockholders appreciate rigorous limits on maximum annual bonus payouts.	Beginning in 2024, funding of the Corporate Bonus Plan financial performance objectives (revenue and Adjusted EBITDA), calculated independently, were redesigned to limit the maximum funding, respectively, and overall bonus payout levels to 225% of the target bonus. Beginning in 2025, maximum funding and overall bonus payout levels are limited to 200% of the target bonus.
Stockholders appreciate clear disclosure regarding achievement of performance objectives.	Starting with the 2024 Proxy Statement, we enhanced our disclosures regarding the achievement of performance objectives and corresponding payouts under our Corporate Bonus Plan.
Stockholders expect executive compensation programs to include robust governance features.

During 2024, we amended our Stock Ownership Guidelines to increase the required ownership levels (from 3 times to 5 times base salary for the Chief Executive Officer, from 1 times to 2 times base salary for other executives reporting to the Chief Executive Officer, and from 3 times to 4 times annual cash retainer for non-employee directors), and we adopted an Equity Grant Policy to formalize our policies and procedures regarding the grant of equity compensation awards.

The Compensation Committee will continue to monitor further stakeholder feedback, including through the results of the Say-on-Pay vote at our 2025 annual meeting of stockholders, along with Company performance and market developments, as the Compensation Committee evaluates and makes decisions about our executive compensation program.

2024 Executive Compensation Policies and Practices

We support our executive compensation program with a number of best practices in compensation and corporate governance, including the policies and practices summarized below.

What We Do:	What We Don’t Do:

✓ Maintain a Compensation Committee of Independent Directors. Our Compensation Committee is composed of all independent directors.

✓ Conduct an Annual Compensation Review. Our Compensation Committee undertakes a comprehensive review of compensation of our executives, including our named executive officers, on an annual basis.

✓ Use an Independent Compensation Consultant. Our Compensation Committee engages its own compensation consultant and reviews its independence from management.

✓ Limit Maximum Incentive Payouts. Our Corporate Bonus Plan includes a cap on maximum bonus payouts (225% of target for 2024, reduced to 200% of target for 2025).

✓ Structure our Executive Compensation Program to Avoid Inappropriate Risk-Taking. We review the structure of our executive compensation program to minimize the risk of inappropriate risk-taking by our executive officers.

✓ Utilize Multi-Year Vesting. The equity awards granted to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.

✓ Maintain a Robust Compensation Recoupment Policy. Our Compensation Recoupment Policy, as amended and restated on June 1, 2023, complies with SEC and NYSE rules requiring recovery from certain officers of erroneously awarded incentive compensation in the event of a covered restatement of our financial statements, and also provides the Compensation Committee with discretionary authority to recoup additional compensation in the event of misconduct by a participant in our annual or long-term incentive programs.

✓ Impose Stock Ownership Guidelines. Our stock ownership guidelines are intended to further align the interests of executive officers and directors with the long-term interests of Company shareholders by requiring them to maintain a meaningful level of ownership in our common stock, and in May 2024, we increased the minimum required level of stock ownership for our executives and directors, as described below under the heading “Stock Ownership Guidelines” on page 39.

×     No Guaranteed Compensation. Although we have signed employment agreements with each of our named executive officers, none of these agreements provides any guarantees relating to base salary increases, continued employment or the amounts of incentive awards or long-term equity awards.

×     No Supplemental Health or Welfare Benefits or Perquisites. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. We generally do not provide perquisites or other personal benefits to our executive officers other than those we provide to our employees generally.

×     No Hedging, Speculative Trading and Pledging our Common Stock. Our insider trading policy prohibits our employees from engaging in “hedging” or other inherently speculative transactions with respect to our common stock or borrowing against our common stock.

×     No Tax Gross-Ups. We do not provide tax gross-up payments to named executive officers on change of control payments or perquisites.

×     No “Single Trigger” Change of Control Agreements. After a change of control, severance benefits are due, and equity awards that are assumed in the change of control transaction vest, only upon a qualifying termination of employment.

×     No “Timing” of Equity Grants. We do not grant equity awards in anticipation of the release of material, non-public information, and in May 2024, we adopted a formal Equity Grant Policy, as described below under the heading “Policies and Practices Related to the Grant of Equity Awards” on page 37.

×     No Repricing. Our 2023 Equity Incentive Plan does not permit “repricing” of stock options without stockholder approval.

The Role of Our Compensation Committee and Compensation Consultant

Generally, our Compensation Committee designs and administers the executive compensation program with the collaboration of management and an independent compensation consultant. In connection with the compensation of our Chief

Executive Officer, our Compensation Committee further recommends the overall and specific elements to our Board for consideration and final determination. While the Compensation Committee addresses the matters related to its responsibilities under its charter throughout the year, annual reviews and, as appropriate, modifications of compensation arrangements for executive officers typically take place during a period starting from the last quarter of the prior fiscal year through the first quarter of the current fiscal year.

While the Compensation Committee or the Board, in the case of our Chief Executive Officer, ultimately makes all final decisions on executive compensation, the Compensation Committee engages the services of outside advisors for assistance. In each of our last three fiscal years, the Compensation Committee directly engaged Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant. The Compensation Committee utilized Meridian throughout these periods to provide independent, objective research, analysis, and advice and to assist the Compensation Committee generally in the performance of its duties. The Compensation Committee will typically request information and recommendations directly from the compensation consultant as it deems appropriate to structure and evaluate our executive compensation program. The Compensation Committee assesses the independence of its compensation consultant each year, considering the amount of fees paid to Meridian, the policies designed to prevent conflicts of interest, any Company stock owned by the consultant, and other factors that may be relevant to the Compensation Committee.

The Compensation Committee considers external market data when making compensation decisions concerning executive pay levels and program design. The committee has formally approved a peer group for this purpose (and also considers other market data sources as appropriate). The peer group was originally developed by Meridian out of a candidate pool of size (as measured principally by revenue and market capitalization) and industry-appropriate publicly-traded companies. Our Compensation Committee periodically reviews and, as appropriate, revises the peer group in coordination with input from our Chief Executive Officer and Meridian to ensure the group remains appropriate for the purposes of comparing executive compensation. As a basis for the source market data for setting executive compensation for fiscal year 2024, our peer group consisted of the following 20 companies:

Allegro Microsystems, Inc.	Microvast Holdings, Inc.	Shoals Technologies Group, Inc.
Babcock & Wilcox Enterprises, Inc.	NN, Inc.	Stem, Inc.
Ballard Power Systems, Inc.	Omega Flex, Inc.	Thermon Group Holdings, Inc.
Energy Recovery, Inc.	Orion Energy Systems, Inc.	Ultralife Corporation
Flux Power Holdings, Inc.	Preformed Line Products Company	Vicor Corporation
FuelCell Energy, Inc.	Proterra, Inc.	Stem, Inc.
Graham Corporation	Rogers Corporation

In August 2024, the Compensation Committee, with the advice and assistance of Meridian, further reviewed the peer group and approved an updated peer group, for purposes of benchmarking of executive compensation for fiscal 2025, and to align with the updated compensation philosophy approved by the Compensation Committee at the same meeting, by focusing our peer group on publicly-traded higher-technology, higher-growth, profitable companies in the manufacturing and energy sectors. After considering Meridian’s recommendations, the Compensation Committee determined to update our executive compensation peer group by removing the following companies: Ballard Power Systems, Inc., Flux Power Holdings, Inc., FuelCell Energy, Inc., Graham Corporation, Microvast Holdings, Inc., NN, Inc., Omega Flex, Inc., Orion Energy Systems, Inc., Preformed Line Products Company, Proterra, Inc., Stem, Inc., and Ultralife Corporation; and adding the following companies: Array Technologies, Inc., Blink Charging Co., Bloom Energy Corporation, ChargePoint Holdings, Inc., Enphase Energy, Inc., Hexcel Corporation, indie Semiconductor, Inc., Plug Power, Inc., and Wolfspeed, Inc.

As a result, effective August 13, 2024 our updated peer group for purposes of stetting executive compensation consists of the following 16 companies:

Allegro Microsystems, Inc.	Energy Recovery, Inc.	Shoals Technologies Group, Inc.
Array Technologies, Inc.	Enphase Energy, Inc.	Thermon Group Holdings, Inc.
Babcock & Wilcox Enterprises, Inc.	Hexcel Corporation	Vicor Corporation
Blink Charging Co.	indie Semiconductor, Inc.	Wolfspeed, Inc.
Bloom Energy Corporation	Plug Power, Inc.
ChargePoint Holdings, Inc.	Rogers Corporation

We believe our peer group provides useful information to help us establish competitive compensation practices and allows us to set compensation levels to attract, retain and motivate a talented executive team while further aligning the interests of our executives with those of our stockholders. The group is subject to change over time, and we expect that the Compensation Committee will continue to periodically review and update the list.

Role of Management

In making compensation decisions, our Compensation Committee considers the recommendations of our Chief Executive Officer, Mr. Young, and our Chief Human Resources Officer, who work together to make recommendations to our Compensation Committee with respect to our executive officers, but do not participate in the deliberations or determination of their own compensations. Our Compensation Committee may review and approve the corporate objectives and goals pursuant to the powers delegated pursuant to its charter. Mr. Young annually leads the development of our corporate objectives and goals, which are reviewed and approved by the Compensation Committee and then our Board. Mr. Young provided the Company’s business and operational perspective for our Compensation Committee’s final review of progress made on the goals set for 2024. Other than as described above, no other executive officer participates in the determination or recommendation of the amount or form of executive officer compensation.

Main Elements of Our Executive Compensation Program

Base Salary

Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer’s base salary should reflect the executive’s performance, experience and breadth of responsibilities, our understanding of salaries for similar positions within our industry and any other factors relevant to that particular job. Our salaries are designed to be generally competitive with the market median of our peer group.

For named executive officers, initial base salaries generally are established in connection with negotiation of an offer of employment and employment agreement. Salary levels are considered annually as part of our performance review process, but also in cases including promotion or other change in the job responsibilities of an executive officer. Increases in base salary, where applicable, have several elements. In addition to promotion and increased responsibilities, merit, Company-wide general increases and changes in market data are also taken into consideration. Salaries of our named executive officers for fiscal years 2024, 2023 and 2022 are reported in the Summary Compensation Table.

For 2024, the base salaries of our named executive officers, other than Mr. Whitaker, remained unchanged from 2023. After considering market data and evaluating his individual performance, the Compensation Committee approved a 10% increase in Mr. Whitaker’s base salary for 2024 (from $400,000 to $440,000). Accordingly, the 2024 base salaries for our named executive officers were as follows:

	Executive Base Salary($)
Name	2023	2024	% Chg
Donald R. Young	$515,000	$515,000	0%
Ricardo C. Rodriguez	$400,000	$400,000	0%
Virginia H. Johnson	$450,000	$450,000	0%
Corby C. Whitaker (1)	$400,000	$440,000	10%
Gregg R. Landes	$400,000	$400,000	0%
Stephanie Pittman	$400,000	$400,000	0%

(1)
Mr. Whitaker’s annual base salary increased from $400,000, effective April 1, 2024, based on Mr. Whitaker’s role as Senior Vice President, Marketing and Sales and a review of both internal and external peers.

Corporate Bonus Plan

Our Corporate Bonus Plan is designed to provide annual cash incentive bonus opportunities to motivate and reward our executives for achieving certain corporate, financial and other business performance goals during the fiscal year, and the plan is administered by the Compensation Committee. For 2024, the plan provides that executives are eligible to receive a cash bonus over an annual performance period based on both (a) financial goals established by the Compensation Committee, which may include revenue goals, an Adjusted EBITDA goal and/or such other financial goals as may be established by the Compensation Committee from time to time, and (b) personal performance against individual goals and objectives established for each executive at the beginning of the year.

The Compensation Committee determines the percentage of annual base salary as target bonus opportunity for each executive and the threshold, target and maximum achievement levels applicable to each goal; with funding of each goal calculated independently and ranging from 0% to 225%. Following completion of the performance period, the administrator determines the level of performance achieved for each financial goal. Each executive’s bonus may be further increased or decreased (by the Board for the CEO and by the Compensation Committee, with input from the CEO, for the other NEOs) by a range of 0% to 125% based on an assessment of each executive’s performance against respective individual goals and objectives. The maximum bonus that can be earned is limited to 225% of the target bonus. For 2025, the Corporate Bonus Plan has been amended to limit funding and overall payouts to 200% of the target bonus.

Effective January 1, 2024, the Corporate Bonus Plan was amended to (i) require participants generally to remain employed in good standing through the bonus payment date (rather than merely through the end of the fiscal year) in order to receive any bonus payment for the fiscal year, (ii) explicitly provide that bonuses are subject to forfeiture or recovery pursuant to the Company’s Compensation Recoupment Policy, and (iii) enhance the Compensation Committee’s administrative authority, including the ability to exercise so-called “negative discretion” to reduce payouts to plan participants. The Compensation Committee also reserves the right to pay discretionary bonuses to account for unanticipated, unusual or extraordinary circumstances or performance.

We define “Adjusted EBITDA” as net income (loss) before interest expense, taxes, depreciation, amortization, stock-based compensation expense and other items, from time to time, which we do not believe are indicative of our core operating performance, which items are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-K for the applicable fiscal year.

The Compensation Committee (or the Board, with respect to the CEO’s bonus opportunity) approved the target bonus amounts and company financial and individual performance goals under the Corporate Bonus Plan for fiscal year 2024 for the named executive officers. Each named executive officer’s 2024 bonus award amount, calculated as a percentage of year-end base salary, was based on achieving and exceeding the approved financial performance goals of revenue and Adjusted EBITDA, with 25% of the target bonus opportunity allocated to the revenue performance goal and 75% of the target bonus opportunity allocated to the Adjusted EBITDA performance goal. For the revenue and Adjusted EBITDA goals, the Compensation Committee (or the Board, with respect to the CEO’s bonus opportunity) established a threshold value (the “Threshold”) that must be achieved before any bonus amount would be paid out, a target value (the “Target”) associated with a target bonus amount, and an incentive amount if the Target is exceeded (up to the maximum potential award of 225% of the Target). We believe that the target levels approved for the revenue and Adjusted EBITDA goals are rigorous yet attainable, and aligned with stockholder interests. There were no mid-year adjustments to the revenue or Adjusted EBITDA financial performance objectives established by the Compensation Committee (or the Board, with respect to the CEO’s bonus opportunity) for 2024.

For 2024, the target bonus amount established for our Chief Executive Officer remained unchanged from 2023, while the target bonus amounts of our other named executive officers were increased from 55% of base salary for 2023 to 60% of base salary for 2024, based upon the Compensation Committee’s assessment of market data provided by Meridian. The target bonus amounts for fiscal year 2024 for our named executive officers, expressed as a percentage of their year-end base salary, are presented below.

Name	2024 Target Bonus Opportunity (% of Base Salary)
Donald R. Young	110%
Ricardo C. Rodriguez	60%
Virginia H. Johnson	60%
Corby C. Whitaker	60%
Gregg R. Landes	60%
Stephanie Pittman	60%

The actual bonuses for 2024 varied depending on the percentage achievement of the Target goal set by the Compensation Committee for Company financial performance as well as individual performance. The following table sets out the revenue and Adjusted EBITDA performance goals established by the Compensation Committee for 2024 (at threshold, target and maximum levels, in thousands of dollars) and the Company’s actual performance results for each of those metrics for 2024 (in thousands of dollars and as a percentage of the target performance goal):

2024 Cash Bonus Performance Summary

		Performance Goals			Actual Results
Measure	Weight	Threshold ($)	Target ($) (000s)	Max ($) (000s)	Actual ($) (000s)	Payout (%)
Revenue	25%	$360,000	400,000	$480,000	$452,699	182%
Adjusted EBITDA	75%	$-	34,000	$78,000	$97,596	225%
					Weighted Payout:	214.3%	[1,2]

(1)
Maximum potential award under the Corporate Bonus Plan is 225% of the target.
(2)
Individual payouts can range from 0% - 125% of company funding to account for individual performance; overall payouts are capped to 225% of the Target.

In February 2025, after reviewing the level of achievement of the financial performance metrics set out above and an assessment of the executive’s performance against respective individual goals and objectives each named executive officer (by the Board for the CEO and by the Compensation Committee, with the CEO’s input, for the other NEOs), the Compensation Committee awarded bonus payments to the named executive officers other than the Chief Executive Officer, and the Board, after considering the recommendation of the Compensation Committee, awarded a bonus payment to our Chief Executive Officer. The 2024 bonus payments under the Corporate Bonus Plan are set forth below:

Name	2024 Target Bonus (%)	2024 Bonus Target Received (%)(1)	2024 Annual Cash Bonus Received ($)(1)
Donald R. Young	110%	225%	$1,274,625
Ricardo C. Rodriguez	60%	225%	$540,000
Virginia H. Johnson	60%	225%	$607,500
Corby C. Whitaker	60%	225%	$594,000
Gregg R. Landes	60%	225%	$540,000
Stephanie Pittman	60%	225%	$540,000

(1)
Bonus payouts reflect company funding of 214.3% modified by individual performance.

Long Term Equity Incentive Plan

At the 2023 annual meeting of stockholders, our stockholders approved the Aspen Aerogels 2023 Equity Incentive Plan (the “2023 Plan”) as the successor to our 2014 Employee, Director and Consultant Equity Incentive Plan (the “2014 Plan”). The Compensation Committee is the administrator of the 2023 Plan, which authorizes the Compensation Committee to grant a variety of equity and equity-based incentive awards to our officers, key employees, non-employee directors and consultants. Similar to other components of compensation, the Compensation Committee recommends the equity grants for our Chief Executive Officer to our Board for approval. The Compensation Committee, based on its annual review of compensation levels for each of our executives, determines a dollar amount value of the annual equity grants. The Compensation Committee also determines the mix of equity instruments for equity grants issued pursuant to the 2023 Plan, such as options to purchase our common stock, restricted stock units (“RSUs”), or performance share units, as well as the appropriate vesting schedule, consistent with the terms of the 2023 Plan.

For 2024, the mix for equity grants under our regular annual long-term incentive grant program remained at 75% stock options and 25% RSUs for our named executive officers.

2025 Long-Term Incentive Grant Cycle

For 2025, equity grants under our regular annual long-term incentive grant program for our named executive officers will now reflect a mix of 50% PSUs, 25% stock options and 25% RSUs. PSUs granted in 2025 have a 3-year performance period and vesting based on the Company’s TSR performance relative to the other constituents of the Russell 2000 Index. This change was introduced to further align executive incentives with shareholder interests by linking rewards to the company’s market performance relative to peers within a segment index. The key design elements and objectives of the 2025 equity grant are highlighted below:

LTI Component	Design	Objective
Performance Share Units (PSUs)
•
3-year performance period (i.e., cliff vesting)
•
Relative Total Share Return (rTSR) performance against the constituents of Russell 2000 Index (equally weighted)
•
Performance payout scale ranging from 0-200%
• Strengthens alignment with shareholder interests by linking rewards to company’s long-term market performance relative to peers within a segment index.
Stock Options	• Exercise price equal to fair value on grant date • Vest ratably over three years with 10-year term	• Focus on absolute stock price appreciation over long-term horizon.
Restricted Stock Units (RSUs)	• Vest ratably over three years with 10-year term	• Provide for level of retention and ability to fulfill stock ownership requirements.

Policies and Practices Related to the Grant of Equity Awards

The Company does not schedule the grant of stock options or other equity awards in anticipation of the release of material nonpublic information, nor does the Company time the release of material nonpublic information based on the timing of grants of stock options or other equity awards. Prior to May 30, 2024, we did not have any formal policy that would require us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. However, as part of our regular annual long-term incentive grant process, the Board and Compensation Committee generally have granted equity awards (including stock options) to our CEO and other named executive officers, respectively, at their meetings in or around March of each fiscal year. The dates for those Board and Committee meetings generally are set more than a year in advance and on a fairly consistent cadence year over year. The dates of these Board and Compensation Committee meetings generally occur well after we have issued our earnings release announcing our fourth quarter and full year financial results; however, as was the case with the Board and Compensation Committee meetings held in March 2024, these meetings may occur closer in time to the filing of our Annual Report on Form 10-K, which we generally do not believe includes additional material information beyond what we disclosed in our earnings release.

On May 30, 2024, the Board adopted an Equity Grant Policy, to formalize our policies and procedures with respect to the granting of equity compensation awards. The Equity Grant Policy establishes the following general guidelines for the grant of equity compensation awards: (i) equity awards generally will not be granted when the Company is in possession of material nonpublic information; (ii) equity awards generally will not be granted during the period commencing four business days before a periodic or current report filed with the Securities and Exchange Commission that discloses material nonpublic information and ending one business day after the filing or furnishing of such report; (iii) the Company will not purposely accelerate or delay the public release of material nonpublic information, or the grant date of any equity award, with the intention of allowing the grantee of an equity award to benefit from a more favorable stock price; and (iv) in no event will the grant date of any equity award be prior to the date of approval of the award. Further, pursuant to the Equity Grant Policy:

•
Annual grants of equity awards to the Chief Executive Officer generally will be approved by the Board at its meeting held in or around March of each year, and unless otherwise determined by the Board, the grant date of each annual award to the Chief Executive Officer will be the date of approval of the award by the Board;
•
Annual grants of equity awards to other officers and employees of the Company generally will be approved by the Committee at its meeting held in or around March of each year, and unless otherwise determined by the Committee, the grant date of each such award will be the later of (i) the date of approval of the award by the Committee, or (ii) the grant date of the annual equity award to the Chief Executive Officer for that year, as approved by the Board;
•
Annual grants of equity awards to non-employee directors shall be approved by the Board in accordance with the Company’s Non-Employee Director Compensation Policy.

•
Grants of equity awards in connection with new hires or promotions of employees or consultants or bonus awards generally will be approved on a regularly monthly basis (and may be approved by the Chief Executive Officer where permitted pursuant to delegated authority), and the grant date of such awards generally will be the last trading day of the month in which the award is approved; and
•
Any other special or discretionary equity awards will be approved as of such date as determined by the Compensation Committee or the Board, in accordance with the general principles of the Equity Grant Policy.

Consistent with our historic practices, the Board and the Compensation Committee granted equity awards, including stock options, to the CEO and the other named executive officers, respectively, at meetings held on March 5, 2024, which date was within the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-K or Form 10-Q (our annual report on Form 10-K for the 2023 fiscal year was filed on March 7, 2024) or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report. Pursuant to SEC Rules, we are providing the following information relating to stock options granted to our named executive officers during fiscal year 2024:

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price ($)	Grant Date Fair Value of the Award ($)

Percentage Change in
the Closing Market Price
of the Securities
Underlying the Award
Between the Trading
Day Ending Immediately
Prior to the Disclosure
of Material Nonpublic
and the Trading Day
Beginning Immediately
Following the Disclosure of
Material Nonpublic
Information (1)

Donald R. Young	3/5/2024	87,284	16.34	$974,990	(2.52)%
Ricardo C. Rodriguez	3/5/2024	35,249	16.34	$393,743	(2.52)%
Virginia H. Johnson	3/5/2024	35,249	16.34	$393,743	(2.52)%
Corby C. Whitaker	3/5/2024	35,249	16.34	$393,743	(2.52)%
Gregg R. Landes	3/5/2024	35,249	16.34	$393,743	(2.52)%
Stephanie Pittman	3/5/2024	35,249	16.34	$393,743	(2.52)%

(1)
The table requires disclosure of these option grants; however, we do not believe that the heading of this column applies to the filing of our Annual Report on Form 10-K for the year ended December 31, 2023, which we do not believe contained any material, non-public information, because the material nonpublic information about that fiscal year was reported when we released earnings on February 12, 2024.

Cancellation of Unearned SEIG Awards

As previously disclosed, on March 5, 2024, the Compensation Committee approved the cancellation of the outstanding, unearned portion of certain performance-based restricted stock awards that had been granted as special equity incentive grants (“SEIG Awards”) to certain key employees (including all of the named executive officers other than Ms. Pittman) pursuant to the 2014 Plan on June 29, 2021 (to Mr. Young) and on June 2, 2022 (to the other applicable employees).The Compensation Committee determined that based on market conditions, the likelihood of achievement of any of the remaining performance hurdles applicable to the unearned SEIG Awards was remote, that the unearned SEIG Awards therefore had ceased to have incentive value for the grantees, and that by cancelling the unearned SEIG Awards, the underlying shares of common stock would be added to the pool of shares available for future awards under the 2023 Plan in a responsible exercise of stewardship of shareholder value. Accordingly, on March 6, 2024, the Company entered into cancellation agreements, pursuant to which the applicable employees agreed to the cancellation of the unearned SEIG Awards, with 304,666 shares of unearned restricted stock held by Mr. Young being cancelled and 53,590 shares of unearned restricted stock held by each of Messrs. Rodriguez, Whitaker and Landes and Ms. Johnson being cancelled. The performance hurdle applicable to 156,950 of the shares of restricted stock subject to Mr. Young’s 2021 SEIG Award was achieved in December 2021, and those 156,950 earned shares of restricted stock remained outstanding until vesting, based on Mr. Young’s continued service with the Company, on June 29, 2024.

Other Aspects of Executive Compensation

Benefits and Perquisites - In addition to the components described above, our executives are eligible to participate in other benefits available to all of our employees. These benefits include a 401(k) plan with a Company match element, healthcare insurance with a Company contribution to the premium, short-term and long-term disability insurance, term-life insurance, a dental plan and a vision plan. We generally do not provide perquisites or personal benefits to our named executive officers. However, we do pay a portion of the premiums for medical, dental, group term life, disability and accidental death and dismemberment insurance for all of our full-time employees.

Section 401(k) Plan - We maintain a defined contribution employee retirement plan, or the 401(k) Plan, for our employees. Our executive officers are eligible to participate in the 401(k) Plan on the same basis as our other employees. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan provides that each participant may contribute up to the lesser of 100% of their compensation or the statutory limit, which was $23,000 for calendar year 2024. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2024 may have been up to an additional $7,500 above the statutory limit. We currently make matching contributions into the 401(k) Plan on behalf of participants. We match 50% of eligible contributions up to the first 6% of eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.

Employment Contracts - We have entered into an executive employment agreement with our Chief Executive Officer, Mr. Young, which was amended and restated effective August 30, 2024. We have also entered into executive employment agreements with Messrs. Rodriguez, Whitaker and Landes and Mmes. Johnson and Pittman.

Compensation Recoupment Policy

In December 2018, our Board adopted a compensation recoupment policy, applicable to certain designated employees, including our named executive officers. On June 1, 2023, the Board approved the amendment and restatement of the compensation recoupment policy in order to (i) comply with SEC and New York Stock Exchange rules requiring clawback from certain officers of erroneously awarded incentive-based compensation received on or after October 2, 2023 in the event of a restatement of our financial statements, and (ii) to update and expand the Compensation Committee’s discretionary authority to recover incentive compensation (in addition to any recoupment that may be required by SEC and New York Stock Exchange rules) in the event of misconduct by a participant in our annual or long-term incentive plans. The text of our amended and restated Compensation Recoupment Policy is available on the “Investors” section of our website at www.aerogel.com.

Prohibition on Hedging and Pledging

Our insider trading policy prohibits members of the Board, the named executive officers, and all other employees from purchasing financial instruments designed to hedge the economic risk of owning our securities (or entering any transaction that has the same economic effect), and prohibits certain persons, including members of the Board and the named executive officers, from pledging our securities.

Stock Ownership Guidelines

In November 2017, our Board established stock ownership guidelines for the executive officers and directors which provided target levels of stock ownership that executive officers and directors must attain. On May 30, 2024, the Board approved the amendment and restatement of the stock ownership guidelines to increase the target ownership levels for our Chief Executive Officer, other executive officers, and non-employee directors, extend the compliance period, and clarify compliance testing procedures.

Under the amended and restated stock ownership guidelines, the target ownership level for our Chief Executive Officer is five-times the base salary; for our other executive officers, the target level is two-times their respective base salary; and for our non-employee directors, the target level is four-times the annual cash retainer for service to the Board. Executive officers and directors must fulfill their stock ownership requirement within five years of becoming subject to the stock ownership guidelines (or within five years after an increase in the required stock ownership level). Compliance with our stock ownership guidelines is tested annually as of December 31, with the value of shares owned determined based on the volume weighted average trading price of our common stock for the five trading days preceding December 31. For purposes of determining compliance with our stock ownership guidelines, stock ownership includes shares owned directly or indirectly by the individual (generally including shares held jointly, in trust, by immediate family members, or through a Company retirement or savings plan) and any shares subject to outstanding vested or unvested full-value awards (such as restricted share units and restricted shares) that vest based solely on service. Shares subject to outstanding unexercised stock options (whether vested or unvested) and shares subject to unvested performance-based awards are not treated as stock owned by the individual for purposes of determining compliance with the stock ownership guidelines. As of December 31, 2024, all of our named executive officers either met the applicable stock ownership requirement or were expected to achieve compliance with the applicable stock ownership requirement within the applicable transition period.

Risk Analysis of Our Compensation Plans

Company management assesses and discusses with the Compensation Committee our compensation policies and practices for our employees as they relate to risk management. Based on this assessment, we do not believe that any risks arise from such policies and practices that are reasonably likely to have a material adverse effect on the Company now or in the future.

COMPENSATION COMMITTEE REPORT*

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, our Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Mark L. Noetzel (Chair)

Steven R. Mitchell

William P. Noglows

James E. Sweetnam

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES

Consistent with SEC disclosure requirements, we have assessed our compensation policies, practices and awards, and have concluded that our compensation policies, practices and awards do not create risks that are reasonably likely to have a material adverse effect on the Company. Our Compensation Committee assessed our compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. Our compensation programs include a combination of fixed base salaries, cash bonuses, long-term incentive awards, and benefits that are generally uniform in design and operation throughout the Company and with all levels of employees.

We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee and Board with regard to executive compensation programs.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued to our named executive officers during the last three fiscal years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)		Option Awards ($) (1)	Non- Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Donald R. Young	2024	515,000		—	324,986		974,990	1,274,625	10,350	3,099,951
President and Chief Executive Officer	2023	515,000		—	249,995		1,496,426	1,331,275	33,335	3,626,031
	2022	515,000		—	249,992		749,990	804,011	44,425	2,363,418
Ricardo C. Rodriguez	2024	400,000			131,243		393,743	540,000	10,350	1,475,336
Chief Financial Officer and Treasurer	2023	386,539		—	112,494		710,712	517,000	25,285	1,752,030
	2022	350,000		—	683,696	(5)	337,481	249,246	9,150	1,629,573
Virginia H. Johnson	2024	450,000		—	131,243		393,743	607,500	10,350	1,592,836
Chief Legal Officer, General Counsel and Corporate Secretary	2023	450,000		—	112,494		710,712	581,625	27,208	1,882,039
Corby C. Whitaker	2024	429,231	(4)	—	131,243		393,743	594,000	10,350	1,558,567
Senior Vice President, Sales and Marketing	2023	400,000		—	112,494		710,712	517,000	25,285	1,765,491
	2022	400,000			683,709	(5)	337,499	313,338	23,448	1,757,994
Gregg R. Landes	2024	400,000		—	131,243		393,743	540,000	10,350	1,475,336
Senior Vice President, Operations and Strategic	2023	400,000		—	112,494		710,712	517,000	25,285	1,765,491
Development	2022	400,000		—	683,709	(5)	337,499	313,338	19,929	1,754,475
Stephanie Pittman	2024	400,000		—	131,243		393,743	540,000	10,350	1,475,336
Chief Human Resources Officer

(1)
Except as described in footnote 2, these amounts represent the aggregate grant date fair value for these awards computed in accordance with FASB ASC Topic 718. Valuation assumptions are described in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)
Represents the amount awarded to the named executive officer under the 2024 Company’s Corporate Bonus Plan.
(3)
For 2024, represents Company matching contributions to our 401(k) match in the amount of $10,350 for each of the named executive officers.
(4)
Mr. Whitaker’s annual base salary increased from $400,000 to $440,000, effective on April 1, 2024.
(5)
Includes (a) a SEIG Award of 53,590 shares of performance-based restricted stock with an aggregate grant date fair value equal to $571,214, all of which 53,590 unearned restricted shares were cancelled on March 6, 2024, and (b) time-based restricted stock unit awards with an aggregate grant date fair value as follows: $112,482, $112,495, $112,495 and $112,490 for each of Messrs. Rodriguez, Whitaker and Landes.

Narrative Disclosure to Summary Compensation Table

Employment Arrangements with Our Named Executive Officers

Donald R. Young

Effective January 1, 2022, we entered into an executive agreement with Mr. Young with a three-year term that was scheduled to expire on December 31, 2024 (the “CEO Agreement”). On August 30, 2024, the CEO Agreement was amended and restated in its entirety. As amended and restated, the CEO Agreement provides that Mr. Young will continue to serve as the Company’s President and Chief Executive Officer for a three-year term ending August 30, 2027, with automatic one-year renewals thereafter, unless either the Company or Mr. Young provides written notice of non-renewal at least 60 days before the applicable expiration date.

Pursuant to the CEO Agreement, Mr. Young’s annual base salary is set at $515,000 per year, and Mr. Young is eligible to receive an annual performance-based cash bonus (the “CEO Performance Bonus”) as determined by the Company’s Board of Directors with a target of not less than 110% of his base salary (the “CEO Performance Bonus Target”). Mr. Young’s base salary and CEO Performance Bonus Target may be increased, but not decreased, at the discretion of the Company’s Board of Directors. During his continued employment, Mr. Young will be eligible to receive long-term incentive compensation awards on such terms as approved by the Board of Directors. Mr. Young also will be entitled to participate in such compensation and benefit programs for which salaried employees of the Company may be eligible from time to time, and he will receive reimbursement of reasonable travel and business expenses in accordance with the Company’s expense reimbursement procedures in effect from time to time. As amended and restated, the CEO Agreement also provided for the reimbursement of not more than $10,000 of Mr. Young’s reasonable legal fees incurred in connection with the amendment and restatement of the CEO Agreement.

Mr. Young is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “Potential Payments Upon Termination or Change of Control.”

Other Named Executive Officers

Effective January 1, 2023, we entered into amended and restated executive agreements with Messrs. Rodriguez, Whitaker and Landes, and we entered into executive agreements with Mmes. Johnson and Pittman effective March 25, 2022 and September 5, 2023, respectively (the “Executive Agreements”). The Executive Agreements established base salary and target annual bonus amounts for each executive, subject to increase as determined by the Board or the Compensation Committee. Ms. Johnson’s Executive Agreement has a term expiring on December 31, 2025, and each of the Executive Agreements with Messrs. Rodriguez, Whitaker and Landes and with Ms. Pittman has a one-year term with a provision for successive automatic one-year automatic renewals, unless either the Company or the executive provides written notice of non-renewal at least 60 days before the applicable annual expiration date. All of the Executive Agreements contain customary confidentiality, non-disclosure, non-competition, non-solicitation, non-recruitment, trade secrets, intellectual property ownership, and cooperation provisions.

Messrs. Rodriguez, Whitaker and Landes and Mmes. Johnson and Pittman are entitled to certain benefits in connection with a termination of their employment or a change of control as discussed below under “Potential Payments Upon Termination or Change of Control”.

2024 Equity Awards

For 2024, the mix for equity grants under our regular annual long-term incentive grant program was set at 75% stock options and 25% RSUs for our named executive officers. Accordingly, on March 5, 2024, awards of stock options and restricted stock units were made to our named executive officers, with vesting of those awards in three annual installments on March 5, 2025, March 5, 2026 and March 5, 2027, subject to the grantee’s continuous service through those vesting dates. Each such stock option was granted with an exercise price equal to the closing price of the Company’s common stock on March 5, 2023 and with a maximum term of 10 years from the date of grant.

Corporate Bonus Plan

Upon the recommendation of our Compensation Committee, our Board initially approved our Corporate Bonus Plan in April 2012, and the plan has been amended and restated effective as of January 1, 2024. The plan is administered by the Compensation Committee. The plan provides that participants are eligible to receive a cash bonus over an annual performance period based on goals established by the administrator, which may include attaining revenue goals, an Adjusted EBITDA goal, an individual goal and/or such other performance goals as may be established by the administrator from time to time. The Compensation Committee determines the percentage of annual base salary as target bonus opportunity for each executive and the threshold achievement levels applicable to each goal. Following completion of the performance period, the administrator determines the level of performance achieved for each goal and approves the amount of the cash payments to be made.

2024 Corporate Bonus Plan and Payments

Upon the recommendation of our Compensation Committee, our Board approved the target bonus amounts and goals under the Corporate Bonus Plan for fiscal year 2024 for the named executive officers. Each named executive officer’s 2024 bonus award amount, calculated as a percentage of year-end base salary, was based on achieving and exceeding certain performance metrics. For 2024, these performance metrics were revenue and Adjusted EBITDA. Calculation of the achievement of the Adjusted EBITDA target was made in a manner that excluded the impact of any costs incurred in 2024 associated with intellectual property enforcement litigation and certain other strategic activities, if so determined by our Board or Compensation Committee. For revenue and Adjusted EBITDA, the 2024 performance metrics specified a threshold value that must be achieved before any bonus amount was to be paid under that metric, a target value associated with a target bonus amount, and an incentive amount if the target value was exceeded. For 2024, personal performance against individual goals and objectives established for each executive at the beginning of the year can increase or decrease the bonus plan payout by modifying the payout resulting from the financial performance by a range of 0% to a maximum of 125%. The maximum bonus that could have been earned was limited to 225% of the target bonus.

There were no mid-year adjustments to the revenue or Adjusted EBITDA financial performance objectives established by the Compensation Committee for 2024 under the Corporate Bonus Plan. Based on the level of achievement of the financial performance objectives and the applicable individual performance modifier, our Compensation Committee recommended and our Board approved, as necessary, bonus payments for fiscal year 2024 under our Corporate Bonus Plan to Messrs., Young, Rodriguez, Whitaker and Landes and Mmes. Johnson and Pittman of $1,274,625, $540,000, $594,000, $540,000, $607,500 and $540,000, respectively.

2024 Fiscal Year Grants of Plan-Based Awards

The following table sets forth information relating to the grant of plan-based incentive awards to our named executive officers in 2024.

		Estimated Future Payouts Under Equity Incentive Plan Awards			Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	of Stock or Units	Underlying Options	Awards ($/Sh)(2)	Awards ($)(3)
Donald R. Young	N/A				$-	$566,500	$1,274,625
	3/5/2024								87,284	$16.34	$974,990
	3/5/2024							19,889			$324,986
Ricardo C. Rodriguez	N/A				$-	$240,000	$540,000
	3/5/2024								35,249	$16.34	$393,743
	3/5/2024							8,032			$131,243
Virginia H. Johnson	N/A				$-	$270,000	$607,500
	3/5/2024								35,249	$16.34	$393,743
	3/5/2024							8,032			$131,243
Corby C. Whitaker	N/A				$-	$264,000	$594,000
	3/5/2024								35,249	$16.34	$393,743
	3/5/2024							8,032			$131,243
Gregg R. Landes	N/A				$-	$240,000	$540,000
	3/5/2024								35,249	$16.34	$393,743
	3/5/2024							8,032			$131,243
Stephanie Pittman	N/A				$-	$240,000	$540,000
	3/5/2024								35,249	$16.34	$393,743
	3/5/2024							8,032			$131,243

(1)
The amounts represent the threshold, target, and maximum estimated payout opportunities for awards granted under our Corporate Bonus Plan for 2024. The actual value of the bonuses paid to our NEOs for the 2024 fiscal year can be found above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For additional information regarding the 2024 fiscal year cash bonus, please see the section above entitled “Narrative Disclosure to Summary Compensation Table-2024 Corporate Bonus Plan and Payments”.
(2)
The exercise price is equal to the fair market value of our common stock, which is the closing price per share of our common stock as reported by the New York Stock Exchange on the grant date.
(3)
These amounts represent the aggregate grant date fair value for option awards and RSU awards granted to our named executive officers, computed in accordance with ASC 718. See Note 15 to our audited financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K for the year ended December 31, 2024 for details as to the assumptions used to calculate the fair value of the option awards. The grant date fair value of each time-based RSU award is measured based on the closing price of our common stock on the date of grant.

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Donald R. Young	-		87,284	(15)	$16.34	3/5/2034
	-		170,000	(14)	$6.51	9/7/2033
	56,281	(12)	112,562	(12)	$6.81	6/1/2033
	33,197	(9)	16,598	(9)	$26.29	2/23/2032
	40,175	(7)	-		$24.13	2/24/2031
	135,077	(5)	-		$8.02	2/26/2030
	195,478	(4)	-		$3.63	2/27/2029
	158,206	(3)	-		$4.60	2/28/2028
							19,889	(21)	$236,281
							24,473	(19)	$290,739
							3,170	(16)	$37,660
Ricardo C. Rodriguez	-		35,249	(15)	$16.34	3/5/2034
	-		85,000	(14)	$6.51	9/7/2033
	26	(12)	50,653	(12)	$6.81	6/1/2033
	5,175	(10)	2,587	(10)	$29.51	2/25/2032
	9,129	(9)	4,564	(9)	$26.29	2/23/2032
	6,036	(8)	-		$60.48	11/15/2031
							8,032	(21)	$95,420
							11,013	(19)	$130,834
							494	(17)	$5,869
							872	(16)	$10,359
Virginia H. Johnson	-		35,249	(15)	$16.34	3/5/2034
	-		85,000	(14)	$6.51	9/7/2033
	25,326	(12)	50,653	(12)	$6.81	6/1/2033
	19,951	(11)	9,976	(11)	$18.89	6/2/2032
							8,032	(21)	95,420
							11,013	(19)	$130,834
							1,985	(18)	$23,582
Corby C. Whitaker	-		35,249	(15)	$16.34	3/5/2034
	-		85,000	(14)	$6.51	9/7/2033
	25,326	(12)	50,653	(12)	$6.81	6/1/2033
	14,939	(9)	7,469	(9)	$26.29	2/23/2032
	15,671	(7)	-		$24.13	2/24/2031
	9,965	(6)	-		$16.05	12/15/2030
	47,899	(5)	-		$8.02	2/26/2030
							8,032	(21)	$95,420
							11,013	(19)	$130,834
							1,426	(16)	$16,941
Gregg R. Landes	-		35,249	(15)	$16.34	3/5/2034
	-		85,000	(14)	$6.51	9/7/2033
	25,326	(12)	50,653	(12)	$6.81	6/1/2033
	14,939	(9)	7,469	(9)	$26.29	2/23/2032
	15,671	(7)	-		$24.13	2/24/2031
	7,793	(6)	-		$16.05	12/15/2030
	47,899	(5)	-		$8.02	2/26/2030
	63,773	(4)	-		$3.63	2/27/2029
	51,613	(3)	-		$4.60	2/28/2028
	18,971	(2)	-		$6.04	11/2/2026
							8,032	(21)	$95,420
							11,013	(19)	$130,834
							1,426	(16)	$16,941
Stephanie Pittman	-		35,249	(15)	$16.34	3/5/2034
	24,251		48,503	(13)	$6.19	9/5/2033
							8,032	(21)	$95,420
							10,770	(20)	$127,948

(1)
The market values of RSUs and restricted stock are determined by multiplying the number of shares by $11.88, the closing price of our common stock on the NYSE on December 31, 2024.
(2)
These options to purchase shares of our common stock were granted on November 2, 2016 and vested as to one-third of the shares on each anniversary of the grant date until November 2, 2019.
(3)
These options to purchase shares of our common stock were granted on February 28, 2018 and vested as to one-third of the shares on each anniversary of the grant date until February 28, 2021.
(4)
These options to purchase shares of our common stock were granted on February 27, 2019 and vest as to one-third of the shares on each anniversary of the grant date until February 27, 2022.

(5)
These options to purchase shares of our common stock were granted on February 26, 2020 and vest as to one-third of the shares on each anniversary of the grant date until February 26, 2023.
(6)
These options to purchase shares of our common stock were granted on December 15, 2020 and vest as to one-third of the shares on each anniversary of the grant date until December 15, 2023.
(7)
These options to purchase shares of our common stock were granted on February 24, 2021 and vest as to one-third of the shares on each anniversary of the grant date until February 24, 2024.
(8)
These options to purchase shares of our common stock were granted on November 15, 2021 and vest as to one-third of the shares on each anniversary of the grant date until November 15, 2024.
(9)
These options to purchase shares of our common stock were granted on February 23, 2022 and vest as to one-third of the shares on each anniversary of the grant date until November 2, 2025.
(10)
These options to purchase shares of our common stock were granted on February 25, 2022 and vest as to one-third of the shares on each anniversary of the grant date until February 25, 2025.
(11)
These options to purchase shares of our common stock were granted on June 2, 2022 and vest as to one-third of the shares on each anniversary of the grant date until June 2, 2025.
(12)
These options to purchase shares of our common stock were granted on June 1, 2023 and vest as to one-third of the shares on each anniversary of March 8 until March 8, 2026.
(13)
These options to purchase shares of our common stock were granted on September 5, 2023 and vest as to one-third of the shares on each anniversary of September 5 until September 5, 2026.
(14)
These options to purchase shares of our common stock were granted on September 7, 2023 and all shares vest as of September 7, 2026.
(15)
These options to purchase shares of our common stock were granted on March 5, 2024 and vest as to one-third of the shares on each anniversary of March 5 until March 5, 2027.
(16)
Represents awards of RSUs granted on February 23, 2022, which vest as to one-third of the shares on each anniversary of the grant date until February 23, 2025.
(17)
Represents awards of RSUs granted on February 25, 2022, which vest as to one-third of the shares on each anniversary of the grant date until February 25, 2025.
(18)
Represents awards of RSUs granted on June 2, 2022, which vest as to one-third of the shares on each anniversary of the grant date until June 2, 2025.
(19)
Represents awards of RSUs granted on June 1, 2023, which vest as to one-third each anniversary of March 8 until March 8, 2026.
(20)
Represents awards of RSUs granted on September 5, 2023, which vest as to one-third each anniversary of September 5 until September 5, 2026.
(21)
Represents awards of RSUs granted on March 5, 2024, which vest as to one-third each anniversary of March 5 until March 5, 2027.

2024 Option Exercises and Stock Vested Table

The following table provides information on stock options exercised, including the number of shares of our common stock acquired upon exercise and the value realized, determined as described below, for our named executive officers in the year ended December 31, 2024:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Donald R. Young	691,124	$14,562,344	174,791	$4,046,575
Ricardo C. Rodriguez	25,300	$590,084	7,250	$122,275
Virginia H. Johnson	-	$-	7,491	$153,103
Corby C. Whitaker	55,159	$1,179,216	7,833	$134,026
Gregg R. Landes	-	$-	7,833	$134,026
Stephanie Pittman	-	$-	5,385	$137,856

(1)
The value realized on exercise is based on the difference between the market price of our common stock upon exercise and the applicable exercise price of the options.
(2)
The value realized on vesting is calculated by multiplying the number of vested shares by the closing price of our common stock on the New York Stock Exchange on the applicable vesting date.

Severance and Retirement Benefits

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change of Control

We have agreed to provide severance and change of control payments and benefits to our named executive officers under specified circumstances, as described below.

Donald R. Young-Chief Executive Officer

Pursuant to the terms of the CEO Agreement, Mr. Young is entitled to the following compensation in connection with a termination of his employment. Upon the termination by the Company without “cause” or by Mr. Young for “good reason” (a “Qualifying Termination”), whether prior to or within 24 months after the occurrence of a change of control, Mr. Young would be entitled to receive an amount equal to two times the sum of his annual base salary and the CEO Performance Bonus Target, each as then in effect. He also would be entitled to a pro rata portion of the CEO Performance Bonus based on the number of months worked in the year of termination, any accrued but unpaid CEO Performance Bonus for the prior fiscal year, payment of the cost of health care insurance benefits for the lesser of the applicable COBRA period or 24 months (but not beyond the date that he first becomes eligible for Medicare or for health care coverage provided by another employer), six months of outplacement services, and accelerated vesting in full of his stock options and other equity awards then outstanding (except as otherwise provided in any equity award agreement that provides for vesting based upon the achievement of performance objectives), with all vested options remaining exercisable for two years following such Qualifying Termination (but not beyond the latest possible date that the options could have expired in accordance with their original terms).

If, on or after August 30, 2027, Mr. Young’s employment terminates due to the non-renewal of the CEO Agreement by either party or Mr. Young’s termination of his employment without good reason (in either case at a time when no circumstances exist that would constitute grounds for the termination of Mr. Young’s employment for cause), then Mr. Young would be entitled to a pro rata portion of the CEO Performance Bonus based on the number of months worked in the year of termination, any accrued but unpaid CEO Performance Bonus for the prior fiscal year, and continued vesting of all of his outstanding stock options and other equity awards following such termination on the regularly scheduled vesting dates of the applicable awards (and subject to the achievement of any applicable performance objectives), with all vested options remaining exercisable for five years after the later of the date of termination of Mr. Young’s employment or the applicable vesting date of the options (but not beyond the latest possible date under which the options could have expired in accordance with their original terms).

The terms “cause,” “good reason” and “change of control” in our executive agreement with Mr. Young are as follows:

“Cause” is defined under the CEO Agreement as (i) willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (ii) deliberate disregard of the lawful rules or policies of the Company, failure to perform assigned duties, or material breach of an employment or other agreement with the Company, which results in material harm to the Company; (iii) the unauthorized disclosure of any trade secret or confidential information; (iv) the commission of an act which constitutes unfair competition or which induces any customer or supplier to breach a contract with the Company; or (v) indictment for any felony involving deceit, dishonesty or fraud, or any criminal conduct that would reasonably be expected to result in material injury or reputational harm to the Company.

“Good Reason” is defined under the CEO Agreement as any of the following, without Mr. Young’s consent: (i) the Company’s material breach of the CEO Agreement; (ii) a change in Mr. Young’s reporting relationships such that he no longer reports directly to the Board of Directors; (iii) a material reduction or material adverse change in Mr. Young’s duties, responsibilities and authority; (iv) the relocation of Mr. Young’s primary office location from Northborough, Massachusetts to a location that increases his one-way commute by more than forty miles, without any offer of a remote working arrangement; (v) any reduction in base salary or CEO Performance Bonus Target, except for an across-the-board reduction based on the Company’s financial performance similarly affecting all or substantially all Company senior management employees; or (vi) a material reduction in the aggregate target value of the annual long-term incentive opportunity granted to Mr. Young pursuant to the Company’s annual long-term incentive program for senior executives, except for an across-the-board reduction similarly affecting all or substantially all of the Company’s senior executives.

“Change of Control” is defined under the CEO Agreement as the first to occur of any of the following events: (i) the consummation of a reorganization, merger, consolidation or other similar transaction of the Company with or into any other person or group (within the meaning of Section 13(d)(3) of the Securities Act of 1934, as amended) in which holders of the Company’s voting securities immediately prior to such reorganization, merger, consolidation or other similar transaction will not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company; (ii) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s assets; (iii) the acquisition by any person or any group of such quantity of the Company’s voting securities as causes such person or group (other than a person or group who is a shareholder of the Company on the effective date of the CEO Agreement) to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, more than 50% of the combined voting power of the voting securities of the Company other than as a result of (a) an acquisition of securities directly from the Company or (b) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group to more than 50% of the combined voting power of such voting securities; or (iv) a change in the composition of the Board within a two (2) year period such that a majority of the members of the Board are not continuing directors. As used in this paragraph, the term “continuing directors” shall mean as of any date of determination, any member of the Board who (a) was a member of the Board immediately after the effective date of the CEO Agreement, or (b) was nominated for election or elected to the Board with the approval of, or whose election to the Board was ratified by, at least a majority of the continuing directors who were members of the Board at the time of that nomination or election; provided, however, that in no case shall (1) the public offering and sale of the Company’s common stock by its shareholders pursuant to a registered secondary offering, (2) the voluntary or involuntary bankruptcy of the Company, or (3) any transaction or series of transactions that would not qualify as a change in control within the meaning of Section 409A of the Internal Revenue Code constitute a Change of Control.

Other Named Executive Officers

Pursuant to the terms of the Executive Agreements with Messrs. Rodriguez, Whitaker and Landes and Mmes. Johnson and Pittman, upon a Qualifying Termination (that is, a termination by the Company not for cause or termination by the executive for good reason) prior to a change of control, the executive is entitled to receive upon execution of a release, severance in an amount equal to the sum of the executive’s annual base salary then in effect plus the executive’s performance bonus target then in effect, a pro rata portion of the executive’s annual performance bonus based on the number of months worked in the year of termination, any accrued but unpaid performance bonus for the prior fiscal year, continued health insurance coverage for the lesser of the duration of such coverage under COBRA or 12 months, six months of outplacement services, and vesting of any outstanding options or stock-based awards will be accelerated by 12 months and any vested stock options will be exercisable for one year from the date of termination.

For any Qualifying Termination within 24 months after a change of control (“CIC Qualifying Termination), the executive is entitled to receive, following execution of a release, severance in an amount equal to two times the executive’s annual base salary and the executive’s performance bonus target then in effect, a pro rata portion of the executive’s annual performance bonus based on the number of months worked in the year of termination, any accrued but unpaid performance bonus for the prior fiscal year, continued health insurance coverage for the lesser of the duration of such coverage under COBRA or 24 months, and six months of outplacement services. For such CIC Qualifying Termination, any outstanding options or stock-based awards will become fully vested and exercisable as of the date of termination and, subject to any permitted action by the Company’s Board upon a change of control under the Company’s applicable equity plan to terminate the stock options or other stock-based awards upon a change of control, any such vested stock option shall be exercisable for not less than one year from the date of termination.

“Cause” is defined under the Executive Agreements as (i) willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (ii) deliberate disregard of the lawful rules or policies of the Company, failure to perform assigned duties, or material breach of an employment or other agreement with the Company, which results in material harm to the Company; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; (v) the indictment of the Executive for any felony involving deceit, dishonesty or fraud, or any criminal conduct by the executive that would reasonably be expected to result in material injury or reputational harm to the Company; or, with respect to Ms. Johnson (vi) conduct substantially prejudicial to the business of the Company. For purposes hereof, whether or not the executive has committed an act or omission of the type referred to in subparagraphs (i) through (vi) above, as applicable, will be determined by the Company in its reasonable, good faith discretion, based upon the facts known to the Company at the relevant time.

“Good Reason” is defined under the Executive Agreements as (i) any material breach by the Company of the agreement; (ii) a change in the executive’s reporting relationships such that the executive no longer directly reports to the President and Chief Executive Officer; (iii) a material reduction or material adverse change in the executive’s current duties, responsibilities and authority, without the executive’s consent; (iv) the demand by the Company for the executive to relocate executive’s primary office location from Northborough, Massachusetts, provided (1) such relocation increases the executive’s regular vehicular one-way in-office commute to such new location by more than forty (40) miles, and (2) the Company does not offer the executive a remote working arrangement as part of the office relocation, without the executive’s consent; or (v) any reduction by the Company in the executive’s base salary or the executive’s performance bonus target without the executive’s consent, except for across-the-board compensation reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company. For purposes hereof, whether or not the executive has Good Reason to terminate the executive’s employment by the Company pursuant to subparagraphs (i) through (v) above shall be determined by the Company in its reasonable, good faith discretion, based upon the facts known to the Board at the relevant time. Any termination for Good Reason by the executive requires the executive to notify the Company within 60 days of the first occurrence of a condition, allow the Company to cure such condition within 30 days of the notice and the executive to terminate the employment within 60 days of the cure period.

“Change of Control” is defined under the Executive Agreements as the first to occur of any of the following events: (i) the consummation of a reorganization, merger, consolidation or other similar transaction of the Company with or into any other person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in which holders of the Company’s voting securities immediately prior to such reorganization, merger, consolidation or other similar transaction shall not, directly or indirectly, continue to hold at least a majority of the outstanding voting securities of the Company; (ii) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions) of all or substantially all of the Company’s assets; (iii) the acquisition by any person or any group of such quantity of the Company’s voting securities as causes such person or group (other than a person or group who is a shareholder of the Company on the effective date of the executive agreement) to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, more than fifty percent (50%) of the combined voting power of the voting securities of the Company other than as a result of (a) an acquisition of securities directly from the Company or (b) an acquisition of securities by the Company which by reducing the voting securities outstanding increases the proportionate voting power represented by the voting securities owned by any such person or group to fifty percent (50%) or more of the combined voting power of such voting securities; or (iv) a change in the composition of the Board within a two (2) year period such that a majority of the members of the Board are not continuing directors. As used in this paragraph, the term “continuing directors” shall mean as of any date of determination, any member of the Board who (a) was a member of the Board immediately after the effective date of the executive agreement, or (b) was nominated for election or elected to the Board with the approval of, or whose election to the Board was ratified by, at least a majority of the continuing directors who were members of the Board at the time of that nomination or election; provided however, that in no case shall any of the following constitute a change of control: (1) the public offering and sale of Company’s common stock by its shareholders pursuant to a registered secondary offering, (2) the voluntary or involuntary bankruptcy of the Company, or, with respect to Messrs. Rodriguez, Whitaker and Landes and Ms. Pittman, (3) any transaction or series of transactions that would not qualify as a change in control event within the meaning of Section 409A of the Code. The foregoing does not apply to the executives’ SEIG Awards, which are described above under - SEIG Awards of Performance-Based Restricted Stock-Non-CEO Named Executive Officers.

The following tables set forth estimates of the payments and benefits each named executive officer would have been entitled to receive from us upon a termination of employment under the circumstances described in each table assuming that a qualifying termination and/or a change of control had occurred on December 31, 2024. In accordance with SEC rules, the potential payments were determined under the terms of our contracts, agreements, plans and arrangements as in effect on December 31, 2024. The tables do not include any previously vested equity awards or accrued benefits. Because the payments to be made to a named executive officer depend on several factors, the actual amounts to be paid out upon a triggering event can only be determined at the time of the triggering event.

Estimated Benefits in the Event of a Qualifying Termination Without Cause and Absent a Change of Control:

Name	Cash Severance ($)(1)	Acceleration of Unvested Options and RSUs ($)(2)	Continuation of Benefits and Outplacement ($)	Total ($)
Donald R. Young	$3,437,625	$2,048,270	$20,000	$5,505,895
Ricardo C. Rodriguez	$1,180,000	$241,862	$20,000	$1,441,862
Virginia H. Johnson	$1,327,500	$249,216	$20,000	$1,596,716
Corby C. Whitaker	$1,298,000	$242,575	$46,066	$1,586,641
Gregg Landes	$1,180,000	$242,575	$45,575	$1,468,150
Stephanie Pittman	$1,180,000	$233,770	$37,683	$1,451,453

(1)
For Mr. Young, the value reported for cash severance includes two times the sum of his annual base salary and his annual bonus target, as well the annual bonus earned for 2024 based on actual performance for the fiscal year, which otherwise would be forfeited on termination prior to the bonus payment date in 2025. For the other Named Executive Officers, the values reported include the sum of the executive’s annual base salary and annual bonus target, as well the annual bonus earned for 2024 based on actual performance for the fiscal year, which otherwise would be forfeited on termination prior to the bonus payment date in 2025.
(2)
The values reported for accelerated vesting of restricted stock units are based on the closing price of our common stock on December 31, 2024, and the values reported for accelerated vesting of stock options are based on the excess (if any) of such price over the exercise price of the applicable stock options.

Estimated Benefits in the Event of a Qualifying Termination Without Cause or for Good Reason Within 12 Months Following a Change of Control:

Name	Cash Severance ($)(1)	Acceleration of Unvested Options and RSUs ($)(2)	Continuation of Benefits and Outplacement ($)	Total ($)
Donald R. Young	$3,437,625	$2,048,270	$20,000	$5,505,895
Ricardo C. Rodriguez	$1,820,000	$955,743	$20,000	$2,795,743
Virginia H. Johnson	$2,047,500	$963,097	$20,000	$3,030,597
Corby C. Whitaker	$2,002,000	$956,456	$72,131	$3,030,587
Gregg Landes	$1,820,000	$956,456	$71,149	$2,847,605
Stephanie Pittman	$1,820,000	$499,350	$55,365	$2,374,715

(1)
The values reported for cash severance include two times the sum of each Named Executive Officer’s annual base salary and annual bonus target, as well the annual bonus earned for 2024 based on actual performance for the fiscal year, which otherwise would be forfeited on termination prior to the bonus payment date in 2025.
(2)
The values reported for accelerated vesting of restricted stock units are based on the closing price of our common stock on December 31, 2024, and the values reported for accelerated vesting of stock options are based on the excess (if any) of such price over the exercise price of the applicable stock options.

CEO Pay Ratio

For 2024, the median annual total compensation of all employees other than our Chief Executive Officer was $101,299. The annual total compensation of our Chief Executive Officer was $3,099,951, and the ratio of our Chief Executive Officer’s compensation to the median employee was 30 to 1. The Pay Ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

As permitted under Item 402(u) of Regulation S-K, for 2024, we used the same median employee who was identified in 2022 as our median employee, because we determined that there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. Accordingly, our median employee was identified as of December 31, 2022, using our U.S. workforce on that date of 513 total full-time, part-time, and temporary employees (including employees on leave and excluding the Chief Executive Officer) working at the Company together with the Company’s consolidated subsidiaries.

Of those individuals, 506 were located in the United States and U.S. territories, and seven were located in four other countries around the world. The scale of our operations in these other countries is smaller, and in aggregate we employed less than 5% of our total workforce in these countries as of December 31, 2022, primarily as sales staff. We excluded those seven employees, amounting to 1.4% of our workforce as of December 31, 2022, from the identification of the “median employee”, as permitted by SEC rules.

We identified our median employee based on the W-2 taxable wages paid during the 12-month period ended December 31, 2022. In making this determination, we did not annualize the compensation of employees who were hired in 2022 but did not work for us or our consolidated subsidiaries for the entire 12-month period. We calculated 2024 total compensation for the median employee and the Chief Executive Officer based on the proxy rules for determining the annual total compensation of our named executive officers.

PAY VERSUS PERFORMANCE

As discussed in the Compensation Discussion and Analysis section above, the Compensation Committee of the Board has implemented an executive compensation program designed to link a substantial part of each executive’s realized compensation to the achievement of the Company’s financial and operating objectives as well as to align executives’ pay with changes in the value of shareholder investments. As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding the compensation of our named executive officers and the Company’s performance. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and the pay of our named executive officers.

				Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for Don Young	Compensation Actually Paid to Don Young(1)(2)	Average Summary Compensation Total for Other Named Executives(3)	Average Compensation Actually Paid to Other Named Executive Officers(1)(3)	ASPN Cumulative Total Shareholder Return (“TSR”)	S&P 1500 Specialty Chemicals Index Cumulative TSR	Net Income ($ thousands)	Adjusted EBITDA
2024	$3,099,951	$1,189,816	$1,515,482	$554,065	$53	$17	$13,375	$89,916
2023	$3,626,031	$7,802,535	$1,791,263	$3,414,594	$(5)	$5	$(45,811)	$(22,931)
2022	$2,378,906	$(20,840,392)	$1,406,497	$(606,470)	$52	$7	$(82,738)	$(60,638)
2021	$8,367,611	$30,297,488	$790,094	$4,252,939	$542	$45	$(37,094)	$(25,938)
2020	$2,298,852	$5,328,933	$624,828	$1,895,890	$115	$15	$(21,809)	$(6,367)

(1)
For each year, “Compensation Actually Paid” reflects the Summary Compensation Total (“SCT”) for the relevant named executive officer(s) less the values included in the “Stock Awards” and “Option Awards” columns and adding to this:
•
The fair value at the end of the year of equity compensation granted during the year;
•
The change in fair value as of the vesting date, measured from the prior year-end, of any equity awards granted in prior years that vested during the year (whether positive or negative); and
•
The change in fair value at year-end, measured from the prior year-end, of any equity awards granted in prior years that remained unvested as of the end of the year (whether positive or negative)

As a result, “Compensation Actually Paid” does not reflect the value that was or may actually be realized by the named executive officers.

In calculating the year-over-year change in the value of unvested option awards as well as the change in value to mid-year vesting dates, the options’ Black-Scholes values were calculated at each measurement date using the following inputs:

•
Fair value: based on the closing share price on the measurement date.
•
Expected life: for in-the-money options, the time elapsed since the grant date was deducted from the original expected life assumption. For out-of-the-money options, the expected life was adjusted upward in proportion to the degree to which the options were out-of-the-money relative to their exercise price.
•
Stock price volatility: based on historical volatility for a trailing term to match the updated expected life assumption as of each measurement date.
•
Risk-free rate: based on an interpolated rate for a U.S. Treasury security with a term to match the updated expected life assumption as of each measurement date.
•
Dividend yield: based on the most recent quarterly dividend, annualized, as of each measurement date. The Company does not intend to pay cash dividends on our common stock in the foreseeable future, nor have we paid dividends on our common stock in the past.

(2)
The amounts deducted and added in calculating the “Compensation Actually Paid” for Mr. Young for the most recently completed fiscal year are as follows:

2024
Reported SCT Total Compensation	3,099,951
Equity Award Values Reported in the SCT	(1,299,976)
Year End Fair Value of Equity Awards Granted in the Year	847,400
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	(1,234,917)
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	1,379,901
Fair Value of Equity Compensation Forfeited in Current Fiscal Year Determined at End of Prior Fiscal Year	(1,602,543)
Pension Values Reported in the SCT	-
Pension Service Cost Attributable to Year	-
Compensation Actually Paid	1,189,816

(3)
For 2024, other named executive officers include Ricardo C. Rodriguez, Virginia H. Johnson, Corby C. Whitaker, Gregg R. Landes and Stephanie Pittman. For 2023, other named executive officers include Ricardo C. Rodriguez, Virginia H. Johnson, Corby C. Whitaker and Gregg R. Landes. For 2022, other named executive officers include John F. Fairbanks, Gregg R. Landes, Ricardo C. Rodriguez, Keith L. Schilling, and Corby C. Whitaker. For 2021, other named executive officers include Kelley Conte, John F. Fairbanks, Gregg R. Landes, and Corby C. Whitaker. For 2020, other named executive officers include Kelley Conte, John F. Fairbanks, Gregg R. Landes, and Corby C. Whitaker.

The amounts deducted and added in calculating the average “Compensation Actually Paid” for these named executive officers for the most recently completed fiscal year are as follows:

2024
Average Reported SCT Total Compensation	1,515,482
Average Equity Award Values Reported in the SCT	(524,985)
Average Year End Fair Value of Equity Awards Granted in the Year	342,216
Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	(510,155)
Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	88,490
Average Fair Value of Equity Compensation Forfeited in Current Fiscal Year Determined at End of Prior Fiscal Year	(356,983)
Average Pension Values Reported in the SCT	-
Average Pension Service Cost Attributable to Year	-
Average Compensation Actually Paid	554,065

(4)
Adjusted EBITDA is net income (loss) before interest expense, taxes, depreciation, amortization, stock-based compensation expense and other items, from time to time, which we do not believe are indicative of our core operating performance, which items are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-K for the applicable fiscal year.

As illustrated in the table above and the charts below, the “Compensation Actually Paid” (calculated as required under SEC rules) for our named executive officers over the past four fiscal years has directionally aligned with our TSR as well as net income and Adjusted EBITDA over this same period.

Along with Compensation Actually Paid, the chart below outlines our one-year, two-year, three-year, four-year and five-year TSR as compared to the one-year, two-year, three-year, four-year and five-year TSR of the S&P 1500 Specialty Chemicals Index. In each case, TSR is measured starting from December 31, 2019:

The chart below outlines Compensation Actually Paid and the Company’s net income.

The chart below outlines Compensation Actually Paid and the Company’s Adjusted EBITDA.

Compensation Actually Paid vs. Adjusted EBITDA
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$(10,000,000)
$(20,000,000)
$(30,000,000)
Compensation Actually Paid
$10,000,000
$0
-$10,000,000
-$20,000,000
-$30,000,000
-$40,000,000
-$50,000,000
-$60,000,000
-$70,000,000
Adjusted EBITDA
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
PEO (Donald Young) Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Adjusted EBITDA

The Company’s Compensation Actually Paid is impacted by the Company’s TSR in that a significant portion of the compensation of our named executive officers is granted in the form of equity-based compensation awards that increase or decrease in value based on changes in our stock price.

In addition, the Company’s annual bonus payouts are determined based primarily on Adjusted EBITDA performance.

The Company’s incentive compensation is not currently determined based on TSR performance relative to a peer group or market index, or based on net income.

The Compensation Committee of the Board carefully monitors and selects the performance metrics used under the Company’s executive compensation programs each year. Set forth below are those metrics that the Company believes represent the most important financial performance measures used to link compensation actually paid to our named executive officers to Company performance for 2024.

Performance Measure	Description; Link to Company Performance
Adjusted EBITDA

Various measures of EBITDA are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired.

Revenue

In addition to Adjusted EBITDA, revenue is a key driver that investors use in the evaluation of our Company’s performance. It is frequently compared to Company projections and examined in relation to annual guidance in order to determine how well the Company is performing relative to expectations.

DIRECTOR COMPENSATION

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2024, to each of our non-employee directors that served in such capacity during 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Options ($)(1)	Total ($)
Rebecca B. Blalock	$62,500	$55,991	$33,997	$152,488
Kathleen M. Kool	$66,847	$55,991	$33,997	$156,835
Steven R. Mitchell	$50,000	$55,991	$33,997	$139,988
Mark L. Noetzel	$74,347	$55,991	$33,997	$164,335
William P. Noglows	$99,000	$55,991	$33,997	$188,988
Cari Robinson	$7,216	$44,330	$26,917	$78,463
James E. Sweetnam	$57,500	$55,991	$33,998	$147,489

(1)
These amounts represent the aggregate grant date fair value of options granted to each director during the fiscal year ended December 31, 2024, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 15 to our financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2024. Such options vest over a one-year period or the day before the next annual stockholder meeting.

As of December 31, 2024, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was:

Name	Number of Stock Options Held at Fiscal Year-End	Number of Shares of Restricted Stock Held at Fiscal Year-End
Rebecca B. Blalock	82,737	1,898
Kathleen M. Kool	9,369	1,898
Steven R. Mitchell	92,965	1,898
Mark L. Noetzel	67,938	1,898
William P. Noglows	92,965	1,898
Cari Robinson	1,676	1,876
James E. Sweetnam	13,249	1,898

Non-Employee Director Compensation Policy

In May 2014, our Board adopted the non-employee director compensation policy (the “director compensation policy”), which became effective following the completion of the Company’s initial public offering in June 2014 and has been amended by the Board from time to time. The director compensation policy was most recently amended in May 2024. The director compensation policy is designed to seek to ensure that director compensation aligns our non-employee directors’ interests with the long-term interests of our stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our non-employee directors are fairly compensated. Pursuant to our director compensation policy, during each year of a non-employee director’s tenure, the director will receive (i) a grant of restricted shares or restricted share units, (ii) a grant of options, and (iii) cash fees for their service on the Board and committees of the Board, as applicable. Directors who are also our employees, such as Mr. Young, will not receive additional compensation for their services as directors. The Nominating, Governance and Sustainability Committee, with the assistance of Meridian, regularly evaluates our director compensation program to ensure that it remains competitive and effective.

Pursuant to the non-employee director compensation policy, as amended in May 2024, we will grant each non-employee director an annual grant of equity awards under the 2023 Plan with an aggregate value of $90,000 (which we refer to as the Annual Grant), consisting of: (i) restricted shares of the Company’s common stock or restricted share units with a value of $56,000, and (ii) an option to buy shares of common stock with a value of $34,000. The Annual Grant will be made each year on or about the time of the meeting of our Board following our annual meeting of stockholders, provided that if there has been no annual meeting of stockholders held by the first day of the third fiscal quarter of such year, each non-employee director will receive the Annual Grant on the first day of the third fiscal quarter of such year. The number of restricted shares or restricted share units to be granted to each non-employee director as part of their Annual Grant will be calculated using the closing price on such date of our common stock on the New York Stock Exchange or such other national securities exchange as our common stock is then traded. The number of shares underlying the options included in a non-employee director’s Annual Grant will be calculated based on the fair value of such options for financial accounting purposes. For any new non-employee director joining our Board after the grant of the Annual Grant in any given year, such non-employee director will receive a grant of restricted shares of our common stock on the first day of their service on our Board equal to the pro rata share of that year’s Annual Grant calculated by multiplying the number of days of such year that the such new director will serve by the quotient of $90,000 divided by 365.

Equity awards granted to our non-employee directors generally vest on the earlier of (i) one year from the date of the grant, or (ii) the day prior to the annual meeting for the fiscal year following the date of grant, subject to the director’s continued service on the Board. Stock options granted to our non-employee directors have a maximum term of no more than 10 years from the date of grant. In the event that a non-employee director departs from the Board of Directors other than as a result of removal from the Board of Directors for cause (as defined in the 2023 Plan) (the “Departing Director”), the Departing Director will have two years from the date of departure to exercise all stock options, to the extent vested and exercisable as of the date of departure, subject to the provisions of the 2023 Plan, and provided, however, that in no event shall the Departing Director be permitted to exercise such stock options following the expiration of the term of such stock options. The Board retains the discretion to add additional time to such exercise period when considering each such departure. In addition, if the Departing Director has served on the Board for at least three years at the time of departure, the Board retains the discretion to provide for the acceleration of vesting of some or all of the Departing Director’s unvested stock options or restricted stock.

Pursuant to the Company’s stock ownership guidelines, as amended in May 2024, non-employee directors are required to satisfy a minimum stock ownership requirement of at least four times the annual cash retainer. For more information, see “Stock Ownership Guidelines” on page 39 above. As of December 31, 2024, all of our non-employee directors either met the applicable stock ownership requirement or were expected to achieve compliance with the applicable stock ownership requirement within the applicable five-year transition period.

The following annual cash fees are paid to our non-employee directors for service on our Board and its Audit Committee, Compensation Committee, and Nominating, Governance and Sustainability Committee, as applicable:

Board of Directors or Committee of Board of Directors	Annual Retainer Amount for Chair (in lieu of the annual retainer amount for a member)	Annual Retainer Amount for Member
Board of Directors	$90,000	$45,000
Audit Committee	$20,000	$7,500
Compensation & Leadership Development Committee	$20,000	$5,000
Nominating, Governance & Sustainability Committee	$10,000	$4,000

If the Company holds more than 12 Board meetings in a calendar year, more than 12 meetings of the Audit Committee in a calendar year, or more than eight meetings of either of the Compensation Committee or the Nominating, Governance and Sustainability Committee in a calendar year, then the Board, at its discretion, may pay to each non-management director, as defined in the director compensation policy, or member of such committee, as applicable, that attends such additional meetings by telephone or other means of communication, an additional one-time cash retainer for their additional service starting at one times the existing retainer for membership of the Board or relevant committee, as applicable, and which amount may be increased, without exceeding $45,000 for any given calendar year. The cash payments are paid quarterly in arrears at the end of each fiscal quarter. We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board. Pursuant to the director compensation policy and the terms of our stockholder-approved 2023 Plan, the sum of the grant date fair value of all awards made in any fiscal year pursuant to the 2023 Plan to any non-employee director, together with cash compensation earned by the non-employee director, shall not exceed $500,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2024.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,955,249	(1)(3)	$8.76	2,184,830	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	4,955,249	(1)(3)	$8.76	2,184,830	(2)

(1)
Consists of options to purchase 2,002,458 shares of our common stock outstanding under the 2023 Plan, 360,794 shares of our common stock subject to RSUs outstanding under the 2023 Plan, options to purchase 2,392,191 shares of our common stock outstanding under the 2014 Plan, and 199,836 shares of our common stock subject to RSUs outstanding under the 2014 Plan.
(2)
Consists of 2,184,830 shares reserved under the 2023 Plan as of December 31, 2024. The 2014 Plan was terminated in connection with the adoption of the 2023 Plan. As a result of such termination, no additional awards may be granted under the 2014 Plan, but equity awards previously granted under such plan will remain outstanding and continue to be governed by the terms of the 2014 Plan.
(3)
All outstanding options to purchase shares of common stock and RSUs issued to the executive officers are governed by the certain accelerated vesting provisions in case of a change of control. For outstanding options to purchase shares of common stock and RSUs issued to employees other than executive officers, the Board expects to decide on any accelerated vesting before the closing of any transaction resulting in a change of control, including a merger or sale, based upon the Board’s evaluation of such factors which the Board then deems appropriate, which may include market trends and other considerations. Based on current market trends, accelerated vesting of such outstanding securities for employees in general appears to be common.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, has furnished the following report:

Purpose

The responsibilities of the Audit Committee are set forth in its written charter, adopted by the Board, which is available on the “Investors” section of our website at www.aerogel.com, which charter the Audit Committee reviews and reassesses annually and recommends any changes to the Board for approval. The Audit Committee, among other matters, assists the Board in its oversight of the integrity of the Company’s financial statements, the financial reporting process, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit function. The Audit Committee’s role includes the appointment and evaluation of the Company’s independent registered public accounting firm and related compensation for the firm’s services, oversight of the Company’s systems of internal control over financial reporting, a review of management’s assessment and management of risk, a review of the annual independent audit of the Company’s consolidated financial statements and internal control over financial reporting, review of the Company’s Code of Business Conduct and Ethics, the establishment of “whistle-blowing” procedures, and oversight of other ethics and compliance matters and, as described in more detail under the heading “Board Leadership Structure and Role in Risk Oversight” on page 21, the Audit Committee reviews and advises management in assessing and addressing our enterprise risk management and cybersecurity programs.

Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of the Company’s internal control over financial reporting.

Required Disclosures

In 2024, the Audit Committee met nine times and fulfilled all of its core charter obligations. In fulfilling its oversight responsibilities for the financial statements for the fiscal year ended December 31, 2024, among other things, the Audit Committee took the following actions:

•
Reviewed and discussed the consolidated audited financial statements and the audit opinion on the effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2024 with management and KPMG LLP, our independent registered public accounting firm;
•
Discussed with KPMG LLP the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee, and the Audit Committee further discussed with KPMG LLP the firm’s independence.

The Audit Committee also reviewed the status of pending litigation, taxation matters, cybersecurity controls, internal audit and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Recommendation

Based on the Audit Committee’s review of the consolidated audited financial statements and the audit opinion on the effectiveness of internal control over financial reporting and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Members of the Audit Committee of the Board of Directors of Aspen Aerogels, Inc.

Kathleen M. Kool (Chair)

Rebecca B. Blalock

Mark L. Noetzel

Cari Robinson

James E. Sweetnam

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions. In addition to the director and executive officer compensation arrangements discussed above in “Executive Compensation” and “Director Compensation,” since January 1, 2024, we have engaged in the following transactions in which the amount involved exceeded $120,000 and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest.

Transaction with Entities Affiliated with Koch Industries, Inc.

We previously engaged Koch Project Solutions, LLC, an affiliate of Koch Disruptive Technologies, LLC (“KDT”), for the purposes of obtaining certain project consulting and advisory services in connection with the design and construction of our planned second manufacturing plant in Statesboro, Georgia. We concluded this engagement during 2023, and in March 2024, we agreed with the affiliate of KDT to settle the accounts payable for $1.2 million, which amount was paid to the affiliate of KDT in April 2024.

Lock-Up Agreements

In May 2024, Wood River Capital, LLC (“Wood River”), an affiliate of KDT and a greater than 5% stockholder of the Company, entered into a lock-up agreement with the Company, pursuant to which, subject to specified exceptions, on behalf of itself and its affiliates, it agreed not to offer, sell, pledge, transfer or otherwise dispose its shares of the Company’s common stock for a period of 60 days beginning May 14, 2024.

In August 2024, the Company entered into a note purchase and sale agreement (the “Note Repurchase Agreement”) with Wood River, pursuant to which the Company agreed to repurchase from Wood River $123,937,608 in aggregate capitalized principal amount (inclusive of payment-in-kind interest paid through June 30, 2024) of the Convertible Senior PIK Toggle Notes due 2027, dated February 18, 2022 (as amended, the “Note”), issued by the Company pursuant to that certain Note Purchase Agreement, dated as of February 15, 2022, as amended by that certain Amendment No. 1 to Note Purchase Agreement, dated November 28, 2022 (together, the “Note Purchase Agreement”), such aggregate amount being the entire outstanding amount of the Note, for a total purchase price of $150,028,886 in cash, which amount equals to the Redemption Price (as defined in the Note) (the “Note Repurchase”). Pursuant to the Note Repurchase Agreement, all rights and obligations, covenants and agreements under the Note and the Note Purchase Agreement were satisfied and discharged. Pursuant to the terms of the Note Repurchase Agreement, Wood River agreed, subject to certain exceptions, not to, and not to cause its affiliates to, offer, sell, assign, transfer, pledge, contract to sell, sell or otherwise dispose of any shares of the Company’s common stock it holds for a period of up to 180 days from the date of the Note Repurchase Agreement, subject to early termination in certain instances. The closing of the Note Repurchase occurred on August 19, 2024.

In October 2024, in connection with the underwritten offering of our common stock, our Section 16 officers and directors, have agreed, subject to certain exceptions, not to sell, assign, transfer, pledge, contract to sell, or otherwise dispose of or announce the intention to otherwise dispose of, or enter into, or announce the intention to enter into any swap, hedge or similar agreement or arrangement (including, without limitation, the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) that transfers, is designed to transfer or reasonably could be expected to transfer (whether by the stockholder or someone other than the stockholder) that transfers, in whole or in part, directly or indirectly the economic consequence of ownership of, directly or indirectly, or make any demand or request or exercise any right with respect to the registration of, any common stock or securities convertible into or exchangeable or exercisable for any common stock without the prior written consent of Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC for a period of 60 days after the date of the pricing of the offering.

Indemnification Agreements

We have entered into indemnification agreements with each of our non-employee directors and may enter into similar agreements with certain officers. The indemnification agreements and our Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Policy for Approval of Related Person Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing, discussing with management and the independent auditors and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our Board of Directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest, or courses of dealing with related parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties. Approval of such related party transaction may, in the discretion of our Audit Committee, be conditioned upon our and/or the related person at issue taking any actions that our Audit Committee in its judgment determines to be necessary or appropriate. In the event that a member of our Audit Committee has an interest in the related party transaction under discussion, such member must abstain from voting on the transaction. Such member may, if so requested by the chair of the Audit Committee, participate in some or all of the discussions about the related party transaction in question.

ELECTION OF DIRECTORS

(Proposal 1)

The Board currently consists of eight members, classified into three classes as follows: Kathleen M. Kool, Mark L. Noetzel and William P. Noglows constitute the Class II directors with a term ending at the annual meeting of stockholders; Steven R. Mitchell and Donald R. Young constitute the Class III directors with a term ending at the 2026 annual meeting of stockholders; and Rebecca B. Blalock, Cari Robinson and James E. Sweetnam constitute the Class I directors with a term ending at the 2027 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. On March 4, 2025, Rebecca B. Blalock and Mark L. Noetzel notified the Board of their intention to retire from the Board effective immediately after the annual meeting, as part of the Company’s regular Board refreshment process. Effective upon Ms. Blalock’s and Mr. Noetzel’s retirements, the Board will reduce the size of the Board from eight to six members.

The Board has voted to nominate Kathleen M. Kool and William P. Noglows for election at the annual meeting for a term of three years to serve until the annual meeting of stockholders to be held in 2028, and until their respective successors are elected and qualified. The continuing Class III directors (Steven R. Mitchell and Donald R. Young) and Class I directors (Cari Robinson and James E. Sweetnam) will serve until the annual meetings of stockholders to be held in 2026 and 2027, respectively, and until their respective successors are elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Kathleen M. Kool and William P. Noglows as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director. Proxies cannot be voted for a greater number of persons than the number of nominees named.

A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF KATHLEEN M. KOOL AND WILLIAM P. NOGLOWS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. Our Board proposes that the stockholders ratify this appointment. KPMG LLP audited our financial statements for the fiscal year ended December 31, 2024. We expect that representatives of KPMG LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP and concluded that KPMG LLP has no commercial relationship with the Company that would impair its independence in connection with the audit of our financial statements for the fiscal year ending December 31, 2025.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2024 and 2023, and fees billed for other services rendered by KPMG LLP during those periods.

	2024	2023
Audit fees(1)	$1,218,998	$1,023,456
Audit related fees	-	-
Tax fees(2)	177,015	190,079
All other fees	-	-
Total	$1,396,013	$1,213,535

(1)
Audit fees for both 2024 and 2023 consist of fees for the integrated audit of our annual consolidated financial statements and the effectiveness of internal control over financial reporting, the review of interim consolidated financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements. Audit fees for 2024 include fees related to our convertible note repayment and term loan issuance in August 2024, and fees related to our direct offering of common stock in October 2024. Audit fees for 2023 include fees related to our direct offering of common stock in December 2023. The amount shown for fiscal year 2024 includes $12,498 of out-of-pocket expenses. The amount shown for fiscal year 2023 includes $5,206 of out-of-pocket expenses.
(2)
Tax fees consisted principally of assistance with matters related to tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, including:

1.
Audit services include audit work performed over the consolidated financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4.
All Other services are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm. However, the appointment of KPMG LLP is being submitted to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain KPMG LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

AS DISCLOSED IN THIS PROXY STATEMENT

(Proposal 3)

We are seeking your non-binding advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the “Compensation Discussion and Analysis” section, the “Executive Compensation” section, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. To the extent there is any significant vote against the compensation of our named executive officers in this proposal, the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation at our 2020 annual meeting of stockholders and as accepted by the Board of Directors, we hold annual advisory votes on the compensation of our named executive officers. Stockholders are expected to have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2026 annual meeting of stockholders.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

The Compensation Committee believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as it relates to our executive officers, seeks to achieve this objective by utilizing, in addition to annual base salaries, a combination of annual incentives through cash bonuses based on a mix of pre-determined criteria and long-term incentives through equity-based compensation. Our Board and our Compensation Committee believe that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

In accordance with the rules of the Securities and Exchange Commission, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the annual meeting:

RESOLVED, that the compensation paid to the named executive officers of Aspen Aerogels, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis section, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE ASPEN AEROGELS AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN

(Proposal 4)

The Company’s 2023 Plan was originally adopted effective as of June 1, 2023, the date that our stockholders first approved the 2023 Plan. On March 5, 2025 the Board of Directors approved the amendment and restatement of the 2023 Plan, in order to increase the number of shares of the Company’s common stock reserved for issuance under the 2023 Plan and to extend the term of the 2023 Plan, subject to the approval of the amended and restated 2023 Plan by our stockholders. We are recommending that stockholders approve the amendment and restatement of the 2023 Plan because we believe that the 2023 Plan continues to be essential to our continued success, by allowing the Company to provide incentives to attract and retain non-employee directors, officers, key employees, and consultants of the Company and its subsidiaries and to align their interests with those of our stockholders.

Stockholders are being asked to approve the amendment and restatement of the 2023 Plan to increase the number of shares authorized for issuance under the 2023 Plan by 3,850,000 shares (from 3,000,000 to 6,850,000) and to extend the term of the 2023 Plan by approximately two years (until the day before the tenth anniversary of stockholder approval at the 2025 Annual Meeting).

As of the Record Date, approximately 1,012,140 shares remained available for issuance under the 2023 Plan. Based on our historical equity grant practices, we believe that, if our stockholders approve the amendment and restatement of the 2023 Plan, the increased share reserve will be sufficient for us to continue granting equity awards for approximately two years. This estimate was determined based on a review of the Company’s anticipated equity compensation requirements and a range of future stock price scenarios. However, the actual duration of the share reserve under the 2023 Plan will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, and the rate of returned shares due to forfeitures. Given the volatility of the Company’s stock price, the expected duration of the share pool can only be estimated approximately. Absent stockholder approval of the 2023 Plan, we may be required to increase the cash components of our compensation program, which may inhibit our ability to further align the interests of our executives with those of our stockholders.

The Board believes that an equity-based incentive program is an important factor in attracting and retaining highly qualified officers, employees, non-employee directors and consultants and aligning their interests with those of our stockholders, and the Board believes that the proposed increase in the share reserve under the 2023 Plan is necessary for the Company to continue to provide appropriate incentives for outstanding service and to assist in recruiting and retaining highly qualified individuals as employees, non-employee directors and consultants. In determining the number of additional shares requested for stockholder approval under the amended and restated 2023 Plan, the Compensation Committee and the Board considered the Company’s historical and expected usage of equity compensation, the potential dilution resulting from our equity compensation plans, and the importance of an effective equity compensation program to the Company’s success.

We believe that our usage of equity compensation has been reasonable and in line with market expectations for similar companies. For example, our burn rate experience for the last three fiscal years is set out below. We calculate our burn rate as the number of shares subject to equity awards granted during a fiscal year (adjusted to exclude cancelled SEIG Awards), divided by the weighted average number of shares outstanding for that fiscal year.

Fiscal Year	Burn Rate
2023	3.73%
2022	1.74%
2021	1.59%
Three-Year Average	2.35%

If our stockholders approve the amendment and restatement of the 2023 Plan, we estimate that dilution determined as of the Record Date would be as follows:

•
Existing dilution (from shares available under the 2023 Plan and outstanding equity awards): 6.8%
•
Incremental dilution (from 3,850,000 shares reserved for issuance under the amended and restated 2023 Plan): 4.7%
•
Total potential dilution (from the combination of outstanding awards and shares reserved for issuance under the amended and restated 2023 Plan): 11.5%

Dilution is expressed on a fully-diluted basis as a percentage of common shares outstanding. We believe that this level of dilution is reasonable.

Certain key features of the 2023 Plan are described below:

Feature	Description
Reasonable Share Reserve

The total number of shares that may be issued pursuant to awards granted under the 2023 Plan will be limited to 6,850,000 shares, plus the number of shares that were available to be granted under the 2014 Plan immediately prior to June 1, 2023. This represents an increase in the number of shares authorized for issuance under the 2023 Plan by 3,850,000 shares (from 3,000,000 to 6,850,000).

Responsible Share Counting Provisions

The 2023 Plan does not permit “liberal share recycling.” Only awards that are cancelled, forfeited or paid only in cash can be added back to the 2023 Plan’s share reserve. Shares withheld to satisfy a tax withholding obligation or pay the exercise price of a stock option will not be added back to the 2023 Plan’s share reserve, and neither will any shares repurchased by the Company using stock option proceeds.

Minimum Vesting Periods

The 2023 Plan generally requires that awards be granted with a minimum vesting period of at least one year for full vesting of the award (or, for non-employee directors, a period of at least 50 weeks ending on the date of the next annual meeting of stockholders). However, 5% of the total number of shares authorized for issuance under the 2023 Plan may be used without imposing this minimum vesting requirement.

No Dividend Equivalents on Stock Options or SARs; No Current Payment of Dividends or Dividend Equivalents on Other, Unearned Awards

No dividend equivalents may be paid on any stock options or stock appreciation rights.

For awards other than stock options and stock appreciation rights, dividends and dividend equivalents will not be paid currently on any such awards (whether vesting is performance-based or service-based) unless and until the awards become vested. Instead, any dividends or dividend equivalents on such awards must be accumulated or deemed reinvested and paid on a deferred basis, contingent upon the vesting of the underlying award.

Director Compensation Limit

The 2023 Plan includes an annual limit on compensation of our non-employee directors, consistent with our current director compensation policy. Specifically, the aggregate grant date fair value of all awards granted to a non-employee director under the 2023 Plan during any single fiscal year, together with any cash compensation earned by that non-employee director during the fiscal year, may not exceed $500,000.

No “Liberal” Change in Control Definition

The 2023 Plan does not include a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions of the 2023 Plan to apply.

Double-Trigger Vesting

The 2023 Plan provides that, in the event of a change in control, awards generally will vest on a “double-trigger” basis. That is, if the awards are assumed or substituted by the acquiring or surviving company, they generally will continue to be subject to the original vesting schedule, except that vesting generally will accelerate as provided in the 2023 Plan in the event of a qualifying termination of employment within two years after the change in control. If awards are not assumed or substituted by the acquiring or surviving company, they generally will become vested upon the change in control as provided in the 2023 Plan.

No Repricing of Stock Options or SARs Without Stockholder Approval

The 2023 Plan does not permit the “repricing” of stock options or stock appreciation rights without stockholder approval. This includes repricing by exchange for cash or a new or different type of award.

Clawback Policy	Awards granted under the 2023 Plan will be subject to recovery (“clawback”) under our Compensation Recoupment Policy.

Summary of the 2023 Plan

The following is a summary of the 2023 Plan, which is qualified in its entirety by the full text of the 2023 Plan attached to this proxy statement as Annex A.

Eligibility and Types of Awards

The 2023 Plan authorizes the grant of equity-based and cash-based compensation awards to those officers and employees of, and consultants to, the Company and its subsidiaries who are selected by the Compensation Committee, and the 2023 Plan also authorizes the Board to grant awards to the Chief Executive Officer and to the non-employee directors of the Company. Awards under the 2023 Plan may be granted in the form of stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, and other share-based awards. Currently, all of the Company’s non-employee directors and approximately 130 employees and 15 consultants are eligible to be selected to receive awards under the 2023 Plan. These individuals are referred to as “participants.”

Administration

The Compensation Committee, which is comprised of non-employee directors, generally administers awards granted under the 2023 Plan. To the extent permitted by applicable law, the Compensation Committee or the Board may delegate its authority to one or more employees or directors of the Company. Further, the Board has reserved to itself the authority to grant awards to the Chief Executive Officer and to non-employee members of the Board, and the Board may reserve to itself any of the Compensation Committee’s other authority and may act as the administrator of the 2023 Plan.

Shares Available

Subject to adjustments as described below, the total number of shares that may be delivered under the 2023 Plan will not exceed 6,850,000 shares (all of which may be issued pursuant to awards of incentive stock options), plus the number of shares that were available to be granted under the 2014 Plan immediately prior to June 1, 2023. Shares tendered or withheld to pay the exercise price of a stock option or to cover tax withholding will not be added back to the number of shares available under the 2023 Plan. Upon exercise of any stock appreciation right that may be settled in shares, the full number of shares subject to that award will be counted against the number of shares available under the 2023 Plan, regardless of the number of shares used to settle the stock appreciation right upon exercise. To the extent that any award under the 2023 Plan or any award granted under the 2014 Plan or the Company’s 2001 Equity Incentive Plan is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, the shares subject to such awards granted but not delivered will be added to the number of shares available for awards under the 2023 Plan. Shares available for awards under the 2023 Plan may consist of authorized and unissued shares, treasury shares (including shares purchased by the Company in the open market) or a combination of the foregoing.

Director Compensation Limit

The 2023 Plan provides that the aggregate grant date fair value of all awards granted to a non-employee director under the 2023 Plan during any single fiscal year, together with any cash compensation earned by that non-employee director during the fiscal year, may not exceed $500,000. This limit is consistent with the limit currently included in our director compensation policy.

Stock Options

Subject to the terms and provisions of the 2023 Plan, options to purchase shares may be granted to participants at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (to employees only) or as nonqualified stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2023 Plan.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of the Record Date, the closing price per share of the Company’s common stock was $7.69. Stock options granted under the 2023 Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs to participants under the 2023 Plan. A SAR entitles the holder to receive from the Company upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of shares and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2023 Plan.

Restricted Shares

Under the 2023 Plan, the Compensation Committee may grant or sell restricted shares to participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service to Company and/or the achievement of performance objectives, and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient generally will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares. However, any dividends payable with respect to unvested restricted shares will be accumulated or reinvested in additional restricted shares on a contingent basis, subject to forfeiture until the vesting of the underlying award. During the applicable restriction period, the participant may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Share Units

The Compensation Committee may grant or sell restricted share units to participants under the 2023 Plan. Restricted share units constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and/or upon the achievement of specified performance objectives, subject to such other terms and conditions as the Compensation Committee may specify, consistent with the provisions of the 2023 Plan. Restricted share units are not shares of common stock and do not entitle the participants to any of the rights of a stockholder. Restricted share units will be settled, in cash or shares, in an amount based on the fair market value per share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The Compensation Committee may grant other share-based awards to participants under the 2023 Plan. Other share-based awards are awards that are valued in whole or in part by reference to shares or are otherwise based on the value of our common stock, such as unrestricted shares or time-based or performance-based units that are settled in shares and/or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, consistent with the provisions of the 2023 Plan.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, awards (other than stock options and stock appreciation rights) may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested on a contingent basis, subject to forfeiture until such time as the underlying award becomes vested (including, where applicable, vesting based on the achievement of performance objectives). No dividend equivalents may be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The Compensation Committee (or the Board, as applicable) may establish performance objectives in connection with any award granted under the 2023 Plan. Any such performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies. Any such performance objectives will be based on the achievement of one or more criteria selected by the Compensation Committee, which may include (but shall not be limited to) the following: (i) revenue; (ii) gross profit; (iii) pre-tax income or after-tax income; (iv) income or earnings, including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (v) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (vi) earnings or book value per share (basic or diluted); (vii) return on assets (gross or net), return on investment, return on capital, or return on equity; (viii) return on revenues; (ix) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (x) economic value created; (xi) operating margin or profit margin; (xii) stock price or total stockholder return; (xiii) income or earnings from continuing operations; (xiv) cost targets, reductions and savings, expense management, productivity and efficiencies; (xv) strategic business criteria, including objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions; and (xvi) environmental, social or governance metrics.

Minimum Vesting Period

The 2023 Plan generally provides for awards to be granted with a minimum vesting period of at least one year for full vesting of the award (or, for non-employee directors, a period of at least 50 weeks ending on the date of the next annual meeting of stockholders). However, up to 5% of the total number of shares authorized for issuance under the 2023 Plan may be issued pursuant to awards that do not meet this minimum vesting requirement. Further, awards granted under the 2023 Plan may be scheduled to vest in installments during the applicable vesting period, and the Compensation Committee may provide for accelerated vesting of awards at any time.

Change in Control

The 2023 Plan provides that, except as otherwise may be provided in an award agreement or in another written agreement with the participant, awards granted under the 2023 Plan will be subject to “double-trigger” vesting in the event of a change in control. That is, awards that are assumed or substituted by the acquiring or surviving company in connection with a change in control will continue to be subject to the original vesting schedule, except that vesting will accelerate (at the “target” level, in the case of awards subject to performance objectives) in the event of a qualifying termination of employment within two years after the change in control (by the Company without “cause” or by the employee for “good reason” as those terms are defined in the 2023 Plan). On the other hand, awards that are not assumed or substituted by the acquiring or surviving company in connection with a change in control will become vested in full (at the “target” level, in the case of awards subject to performance objectives) upon the change in control. The detailed definitions of cause and good reason are contained in the 2023 Plan, which is attached to this proxy statement as Annex A.

The 2023 Plan generally defines a change in control to include: (i) the acquisition of more than 50% of the Company’s voting securities, (ii) the replacement of a majority of the incumbent members of the Board, (iii) a merger or consolidation, unless the Company’s stockholders own more than 50% of voting securities of the resulting corporation, or (iv) sale of all or substantially all of the Company’s assets in a transaction requiring stockholder approval. The 2023 Plan, attached to this proxy statement as Annex A, contains the complete, detailed definition of change in control.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2023 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable adjustment, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

The Compensation Committee, in its sole discretion, may also provide at any time for the exercisability of outstanding stock options and SARs, the lapse of time-based vesting restrictions and the satisfaction of performance objectives applicable to outstanding awards, or the waiver of any other limitation or requirement under any awards.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2023 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by them or, in the event of the participant’s incapacity, by their guardian or legal representative. Any award made under the 2023 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

No Repricing of Stock Options or Stock Appreciation Rights

Except in connection with an adjustment or change in control (both discussed above), the Compensation Committee may not authorize the amendment of any outstanding stock option or stock appreciation right to reduce its exercise price, and no outstanding stock option or stock appreciation right may be cancelled in exchange for cash or other awards, or cancelled in exchange for stock options or stock appreciation rights having a lower exercise price, or cancelled in exchange for cash, without the approval of our stockholders.

Compensation Recoupment Policy

Awards granted under the 2023 Plan shall be subject to forfeiture or recoupment pursuant to the Company’s Compensation Recoupment Policy as in effect from time to time, or any successor policy.

Stock Ownership Guidelines

Awards granted under the 2023 Plan to directors and covered executives will be subject to our stock ownership guidelines as in effect from time to time, including any stock retention requirements that may apply under those guidelines.

Term of the 2023 Plan; Amendment and Termination

The 2023 Plan is currently scheduled to terminate on May 31, 2033, with no further awards to be granted after that date. If the Company’s stockholders approve the amendment and restatement of the 2023 Plan at the 2025 Annual Meeting, then the 2023 Plan will terminate on April 29, 2035 (or such earlier date as may be determined by the Board), and no awards may be granted under the 2023 Plan after that date. The Board may, without stockholder approval, amend or terminate the 2023 Plan, except in any respect as to which stockholder approval is required by the 2023 Plan, by law, regulation or the rules of an applicable stock exchange.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2023 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2023 Plan. The income tax consequences under applicable foreign, state and local tax laws may not be the same as under U.S. federal income tax laws.

Non-Qualified Stock Options

A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options

A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and more than one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights

A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) equal to the fair market value of any shares delivered and the amount of cash paid upon exercise of the SAR.

Restricted Shares

A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

Restricted Share Units

A participant will not recognize taxable income at the time of grant of a restricted share unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding for employees) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid upon settlement of the award.

Other Share-Based Awards

Generally, participants will recognize taxable income at the time of settlement of other share-based awards, with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award.

Tax Deductibility of Compensation Provided Under the 2023 Plan

When a participant recognizes ordinary compensation income as a result of an award granted under the 2023 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law. As a result of those limitations, there can be no assurance that any compensation awarded or paid under the 2023 Plan will be deductible, in whole or in part. For example, Section 162(m) of the Internal Revenue Code generally disallows the deduction of compensation in excess of $1 million per year payable to certain “covered employees.” As a result, all or a portion of the compensation paid to one of our covered employees pursuant to the 2023 Plan may be non-deductible pursuant to Section 162(m).

Further, to the extent that compensation provided under the 2023 Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A.

Section 409A of the Internal Revenue Code imposes additional tax upon the payment of nonqualified deferred compensation unless certain requirements are met. We intend that awards granted under the 2023 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

This general discussion of U.S. federal income tax consequences is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Different tax rules may apply to specific participants and transactions under the 2023 Plan.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the additional shares reserved for issuance under the 2023 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2023 Plan by the Company’s stockholders.

Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2023 Plan because the grant of awards under the 2023 Plan is discretionary.

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE ASPEN AEROGELS AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE ASPEN AEROGELS EMPLOYEE STOCK PURCHASE PLAN

(Proposal 5)

Overview

The Board has approved the Aspen Aerogels Employee Stock Purchase Plan (the “ESPP”), subject to approval of the ESPP by our stockholders at the 2025 Annual Meeting. If the ESPP is approved by our stockholders, the Company will be authorized to offer eligible employees of the Company and its designated subsidiaries the ability to purchase shares of our common stock at a discount, subject to various limitations under the ESPP. The Board believes that the ESPP will promote broad-based ownership of our common stock by employees and will help to align the interests of ESPP participants with those of our stockholders.

The ESPP is designed to allow eligible employees of the Company and its designated subsidiaries to purchase shares of the Company’s common stock with accumulated payroll deductions. The ESPP generally is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). However, the Administrator of the ESPP may establish a separate component of the ESPP (a “Non-423 Component”) that is not intended to qualify under Section 423 of the Code and that may be used to grant purchase rights to employees located outside of the United States.

The key terms of the ESPP are described in the summary below. A copy of the ESPP is attached to this proxy statement as Annex B. The summary is qualified in its entirety by reference to the complete text of the ESPP.

Summary of the ESPP

Administration

The ESPP will be administered by the Compensation Committee (the “Administrator”). Subject to the terms and conditions of the ESPP, the Administrator will have discretionary authority to administer and interpret the ESPP and to determine the terms and conditions of the offerings of the Company’s common stock to be made under the ESPP. Subject to applicable laws and regulations, the Administrator is authorized to delegate administrative authority under the ESPP to one or more officers of the Company or to other individuals or groups, and the acts of any such delegates will be treated as acts of the Administrator with respect to any matters so delegated. The Administrator’s interpretation of any provision of the ESPP or of any rights thereunder will be conclusive and binding on all persons. No member of the Board or the Compensation Committee or any other individual exercising administrative authority with respect to the ESPP will be liable for any action or determination made in good faith with respect to the ESPP.

Share Reserve

The maximum number of shares of the Company’s common stock which will be authorized for issuance under the ESPP is 4,000,000 shares, subject to adjustment as described below. The shares reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares, or shares from any other proper source.

Eligibility

Employees eligible to participate in the ESPP for a given offering generally include all employees who are employed by the Company or one of its designated subsidiaries for that offering. However, as permitted by Section 423 of the Code, the Administrator may provide that any of the following employees will be ineligible to participate in a given offering under the 423 Component: (i) employees with less than two years of service (or such shorter period of service as determined by the Administrator), (ii) employees who customarily work not more than 20 hours per week or not more than five months per calendar year (or such shorter period of service as determined by the Administrator), (iii) certain highly compensated employees, and (iv) certain non-U.S. employees. Eligibility for offerings under the Non-423 Component, if any, may be subject to these and other restrictions as determined by the Administrator. Further, an employee will not be eligible to participate in an offering if, immediately after the option to purchase stock in the offering otherwise would be granted, the employee would own (actually or constructively) 5% or more of the total combined voting power or value of all classes of stock of the Company, or of a subsidiary or parent corporation of the Company. If approved by our stockholders, approximately 465 employees would be eligible to participate in the ESPP.

Participation

Participants will enroll in the ESPP by completing an enrollment form authorizing the deduction of a whole percentage of at least 1% but not more than 20% (or such lower percentage as may be determined by the Administrator) of their eligible compensation otherwise payable during an offering. The Administrator is also authorized to permit employees to enroll in the ESPP by electing to have a fixed dollar amount of compensation. All accumulated payroll deductions will be credited to a notional account and applied to the purchase of shares on the exercise date of the offering. Unless and until otherwise determined by the Administrator, the elections made by a participant with respect to a particular offering period will only apply to that offering period.

However, no employee may be granted purchase rights under the 423 Component that would permit the employee to purchase shares of the Company’s common stock with a fair market value of more than $25,000 (determined at the time the purchase right is granted) under the 423 Component (and any other “employee stock purchase plans” of the Company and its subsidiaries and parent corporations) during any calendar year. In addition, a participant may not purchase more than 1,500 shares in each offering (or any lesser maximum number that may be determined by the Administrator).

Offering

Under the ESPP, participating employees will be granted the right to purchase shares of the Company’s common stock at a discount during a series of successive offerings. Unless and until otherwise determined by the Administrator, each offering period will be a six-month period, commencing on June 1 or December 1, respectively. In no event may any single offering period be longer than 27 months.

The purchase price for each offering will be established by the Administrator, provided that in no event will the purchase price established by the Administrator for any offering be less than the lower of (i) 85% of the closing price per share of the Company’s common stock on the first trading day of the offering period, or (ii) 85% of the closing price per share on the exercise date, which will occur on the last trading day of each offering period. On the Record Date, the closing price of the Company’s common stock was $7.69 per share.

The Administrator’s determinations regarding offerings under the ESPP, including the length of those offerings, the component of the ESPP under which those offerings are made and the purchase price of shares acquired in those offerings may be changed by the Administrator as provided in the ESPP, and in any case, the Administrator’s determinations are subject to the approval of the ESPP by the Company’s stockholders.

Unless a participant has withdrawn from participation in the ESPP before the exercise date of the applicable offering, the participant will be deemed to have exercised the participant’s purchase right in full as of such exercise date. Upon exercise, the participant will purchase the number of whole shares that the participant’s accumulated payroll deductions will buy at the purchase price, subject to the limitations described above. Unless otherwise determined by the Administrator, no fractional shares will be issued under the ESPP, and any cash amount remaining in a participant’s account at the end of an offering period due to the inability to purchase a fractional share will be carried forward to the next offering period.

A participant may cancel his or her payroll deduction authorization and withdraw from the offering by submitting a revised enrollment form indicating his or her election to withdraw, in such manner and at such time as determined by the Administrator. The participant’s withdrawal will be effective as soon as practicable after the participant’s valid withdrawal election is received by the Company. Upon withdrawal, the participant will receive a refund of the participant’s notional account balance in cash without interest. If a participant withdraws from an offering, the participant may not later re-enroll in the same offering, but the participant may (if eligible) enroll in any later offering under the ESPP. If a participant wants to increase or decrease the rate of payroll withholding, the participant may do so effective for the next offering by submitting a new enrollment form before the offering for which the change is to be effective, at such time and in such manner as provided by the Administrator. The Administrator also may authorize participants to make changes to payroll withholding rates during an offering period, subject to such limitations as the Administrator may prescribe.

A participant may not transfer any rights under the ESPP other than by will or the laws of descent and distribution. During a participant’s lifetime, purchase rights under the ESPP shall be exercisable only by the participant. Notwithstanding the foregoing, if determined by the Administrator, in its discretion, participants may be permitted to designate, in such manner as may be established by the Administrator, a beneficiary to receive any cash or Common Stock that may be payable to the participant under the ESPP following the participant’s death. The ESPP is unfunded, and all funds received by the Company under the ESPP may be combined with other corporate funds and used for any corporate purpose, unless otherwise required by applicable law.

The Administrator may require any shares purchased under the ESPP to be deposited directly with a designated broker or agent, and the Administrator also may require that those shares be retained with the designated broker or agent for a specified period of time, in order to facilitate the tracking of “disqualifying dispositions” (as described below) or otherwise.

Adjustments

In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, spin-off, or other similar change in capitalization or event, the number and class of shares approved under the ESPP, the purchase price for an offering, and the maximum number of shares which a participant may elect to purchase in any single offering will be adjusted to prevent dilution or enlargement of the rights of ESPP participants. If the Company is liquidated or dissolved, the Administrator may provide that purchase rights under the ESPP will convert into the right to receive liquidation proceeds (net of the purchase price). In connection with a merger with or into another corporation, a sale of all or substantially all of our assets or common stock, or any other transaction in which the owners of our voting power immediately before the transaction do not hold a majority following the transaction, the Administrator may take any of the following actions, or do any combination thereof: (i) determine that each outstanding purchase right will be assumed or an equivalent purchase right substituted by the successor corporation or the parent or subsidiary of the successor corporation; (ii) upon written notice to participants, provide that all outstanding purchase rights will become exercisable to the extent of accumulated payroll deductions as of a specified date that is more than 10 days before the effective date of the applicable corporate transaction; (iii) upon written notice to participants, provide that all outstanding purchase rights will be canceled and accumulated payroll deductions will be returned to participants; or (iv) if the applicable transaction provides for cash payments to the holders of the Company’s common stock, provide for cash payments to participants in amounts based on the per-share amount of such cash payments to the stockholders.

Amendment and Termination

The Board may amend, suspend or terminate the ESPP at any time, subject to stockholder approval where required by applicable law.

U.S. Federal Income Tax Consequences

The following is a general summary of certain United States federal income tax consequences related to the purchase of shares under the ESPP. This summary deals with general federal income tax principles under currently applicable law and is provided only for general information. Other taxes, such as foreign, state, and local income taxes and federal employment taxes, are not discussed in this summary. In any event, this summary is not intended as tax advice to ESPP participants, who should consult their own tax advisors regarding the tax consequences of participation in the ESPP.

Tax Consequences Generally

Except as may be provided with respect to any Non-423 Component of the ESPP that may be established by the Administrator, the ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. The following is a general summary of tax consequences of participation in an offering under the Plan that is intended to qualify for treatment as an employee stock purchase plan within the meaning of Section 423 of the Code. For information regarding the U.S. federal income tax consequences of participation in the Non-423 Component of the ESPP (if any), see “Tax Consequences of the Non-423 Component” below.

Under the applicable Code provisions for Section 423 employee stock purchase plans, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the 423 Component. This means that an employee will not recognize taxable income upon being granted a purchase right under the ESPP or upon the purchase of shares. However, any shares acquired under the 423 Component will be purchased using after-tax compensation (meaning that the participant will recognize as ordinary income an amount equal to any compensation withheld for purposes of purchasing shares under the 423 Component). Upon a sale or disposition of shares purchased under the 423 Component, the participant will be subject to tax in an amount that depends upon the length of time the shares are held by the participant prior to disposing of them.

If the shares acquired under the 423 Component of the ESPP are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares (sometimes called a “qualifying disposition”), the participant (or the participant’s estate) generally will recognize compensation taxable as ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price, or (ii) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. The Company will not be entitled to a federal income tax deduction for any compensation income recognized by the participant in a qualifying disposition. Any additional gain recognized by the participant in such a qualifying disposition will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold in a qualifying disposition for a price that is less than the purchase price, there is no ordinary income and the participating employee generally would have a long-term capital loss for the difference between the purchase price and the sale price.

If shares acquired under the 423 Component of the ESPP are sold or otherwise disposed of before the expiration of the holding periods described above (sometimes called a “disqualifying disposition”) at a price that is more than the purchase price, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the 423 Component over the purchase price; and (ii) the participant’s employer generally will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the participant (subject to any applicable limitations on such deductions). Any additional gain on such sale or disposition will be long-term or short-term capital gain, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of in a disqualifying disposition at a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the participant purchased the shares under the 423 Component over the purchase price (and the Company will generally be entitled to a corresponding deduction, subject to any applicable limitations on deductions), but the participant generally will have a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the purchase date. The deductibility of any losses realized by participants under the 423 Component may be subject to limitations under applicable law.

Tax Consequences of the Non-423 Component

Any Non-423 Component that may be established under the ESPP will not be intended to qualify as an “employee stock purchase plan” for purposes of Section 423 of the Code, and participants in the Non-423 Component therefore will not be eligible for the special tax treatment provided to other ESPP participants as described above.

A participant who is subject to U.S. federal income tax and who elects to purchase shares of the Company’s common stock under the Non-423 Component generally will recognize as ordinary income at the time of purchase the amount of the purchase price discount attributable to the participant’s purchased shares. Any shares acquired under the Non-423 Component will be purchased using after-tax compensation (meaning that the participant also will recognize as ordinary income an amount equal to any compensation withheld for purposes of purchasing shares under the Non-423 Component). To the extent that a participant recognizes ordinary income in the circumstances described above, the participant’s employer generally may be entitled to a corresponding deduction (subject to any applicable limitations on such deductions).

Upon subsequent sale of shares of common stock purchased under the 423 Component by a participant who is subject to U.S. federal income tax, the difference between the sale price and the Participant’s basis in the shares (generally, the fair market value on the date the shares were purchased) generally will be treated as a capital gain or loss, and will be long-term or short-term, depending on whether the shares are held for more than one year from the date the shares were purchased. The deductibility of any losses realized by participants under the Non-423 Component may be subject to limitations under applicable law.

New Plan Benefits

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate, as well as the level of payroll deductions elected by each participant. As a result, future benefits under the ESPP cannot be determined at this time.

Registration with the SEC

Promptly following approval of the ESPP by our stockholders, the Company intends to file a Registration Statement on Form S-8 with the SEC relating to the shares of the Company’s common stock reserved for issuance under the ESPP.

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Aspen Aerogels Employee Stock Purchase Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE ASPEN AEROGELS EMPLOYEE STOCK PURCHASE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and members of our Board of Directors. In November 2024, the Board approved and adopted an amended and restated Code of Business Conduct and Ethics, which, among other things, addresses the Company’s mission and values and the process around reporting concerns pursuant to the Code of Business Conduct and Ethics and expands upon existing subjects such as workplace conduct, trade compliance, gifts and entertainment, conflicts of interest, protection of confidential information, government relations and other pertinent topics. The text of the Code of Business Conduct and Ethics is posted on the “Investors” section of our website at www.aerogel.com. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Business Conduct and Ethics that apply to our directors, our principal executive officer, our principal financial officer or our principal accounting officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the New York Stock Exchange.

OTHER MATTERS

The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of stockholders, we must receive stockholder proposals in writing at the address below no later than November 17, 2025. Such proposals must comply in all other respects with SEC regulations relating to such inclusion.

Our Amended and Restated Bylaws require that proposals of stockholders, other than proposals submitted for inclusion in our proxy statement, and nominations for the election of directors to be considered for presentation at the 2026 annual meeting of stockholders, be received by us not earlier than the close of business on December 31, 2025 and not later than the close of business on January 30, 2026. Such proposals and nominations must be accompanied by additional information specified in our Amended and Restated Bylaws, a copy of which may be obtained upon request to our Corporate Secretary at the address provided below. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, including advance notice of director nominations, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than March 2, 2026.

Proposals that are not received in a timely manner will not be voted on at the 2026 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Aspen Aerogels, Inc., 30 Forbes Road, Building B, Northborough, Massachusetts 01532.

Northborough, Massachusetts

March 17, 2025

ANNEX A

ASPEN AEROGELS

AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN

1. Establishment, Purpose, Duration.

(a) Establishment. Aspen Aerogels, Inc. (the “Company”) originally established the Aspen Aerogels 2023 Equity Incentive Plan, effective upon approval of the Plan by the stockholders of the Company at the 2023 Annual Meeting of Stockholders held on June 1, 2023 (the “Effective Date”). The Plan is hereby amended and restated in its entirety as set forth herein, effective as of April 30, 2025 (the “Restatement Date”), subject to approval of the amended and restated Plan by the stockholders of the Company at the 2025 Annual Meeting of Stockholders held on the Restatement Date. Definitions of certain capitalized terms used in the Plan are contained in Section 2 hereof.

(b) Purpose. The purpose of the Plan is to attract and retain Directors, Consultants, officers and other key Employees of the Company and its Subsidiaries, and to provide to such persons incentives and rewards for superior performance.

(c) Duration. No Award may be granted under the Plan on or after the tenth (10th) anniversary of the Restatement Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

(d) Prior Plan. The Company’s 2014 Employee, Director and Consultant Equity Incentive Plan (the “Prior Plan”) terminated in its entirety effective on the Effective Date; provided that all outstanding awards under the Prior Plan as of the Effective Date shall remain outstanding and shall be administered and settled in accordance with their terms and the provisions of the Prior Plan.

2. Definitions. As used in the Plan, the following definitions shall apply.

(a) “Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted or administered or in which Participants work or reside.

(b) “Award” means an award of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units or Other Share-Based Awards granted pursuant to the terms and conditions of the Plan.

(c) “Award Agreement” means either: (i) an agreement, in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (ii) a statement, in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” as a reason for the Company’s (or a Subsidiary’s) termination of a Participant’s Continuous Service shall have the meaning specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary or, in the absence of any such agreement that defines the term, “Cause” shall mean: (i) willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (ii) deliberate disregard of the lawful rules or policies of the Company, failure to perform assigned duties, or material breach of an employment or other agreement with the Company, which results in material harm to the Company; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company; or (v) the indictment of the Participant for any felony involving deceit, dishonesty or fraud, or any criminal conduct by the Participant that would reasonably be expected to result in material injury or reputational harm to the Company. For purposes of this Plan, whether or not a Participant has committed an act or omission of the type referred to in subparagraphs (i) through (v) above shall be determined by the Company in its reasonable, good faith discretion, based upon the facts known to the Company at the relevant time.

(g) “Change in Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any of the following:

(i) Any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Subsidiaries or by any employee benefit plan of the Company or a Subsidiary) pursuant to a transaction or a series of related transactions; or

(ii) The closing of either (A) A merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii) A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. For this purpose, “Incumbent Directors” shall mean members of the Board who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated and in effect thereunder.

(i) “Committee” means the Board’s Compensation & Leadership Development Committee or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan, and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

(j) “Company” has the meaning given such term in Section 1(a) hereof and any successor thereto.

(k) “Consultant” means an independent contractor who (i) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director, and (ii) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence; (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director or Consultant; or (iii) any change in status as long as the individual remains in the service of the Company, a Subsidiary, or successor of either in any capacity of Employee, Director or Consultant (except as otherwise provided in such individual’s Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Date of Grant” means the date specified by the Committee on which the grant of an Award is to be effective. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee to grant such Award. In no event shall the Date of Grant be earlier than the Effective Date.

(n) “Director” means any individual who is a member of the Board and who is not an Employee.

(o) “Effective Date” has the meaning given such term in Section 1(a) hereof.

(p) “Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Laws.

(q) “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder, as such law, rules and regulations may be amended from time to time.

(r) “Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (i) the closing sale price per Share on that date as reported on the New York Stock Exchange or such other principal exchange on which Shares are then trading, if any, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (ii) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (iii) if neither (i) nor (ii) applies, (A) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (B) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

(s) “Good Reason” shall, with respect to any Participant, have the meaning (if any) specified in the applicable Award Agreement, or, in the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning (if any) as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Subsidiary. For purposes of clarity, a Participant shall have no rights under this Plan with respect to termination for “Good Reason” unless and to the extent that such Participant is a party to an applicable Award Agreement, employment agreement, consulting agreement or other agreement for the performance of services between the Participant and the Company or a Subsidiary that defines the term “Good Reason” with respect to such Participant.

(t) “Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

(u) “Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

(v) “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10 hereof.

(w) “Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

(x) “Performance Award” has the meaning given such term in Section 14(a).

(y) “Performance Objectives” means the performance objective or objectives that may be established by the Committee with respect to an Award granted pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives listed in Section 14(a). The Performance Objectives may be made relative to the performance of a group of comparable companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(z) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(aa) “Plan” means this Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan, as may be amended from time to time.

(bb) “Prior Plan” has the meaning given such term in Section 1(d) hereof.

(cc) “Qualified Termination” means any termination of a Participant’s Continuous Service during the two-year period commencing on the date of a Change in Control (i) by the Company, any of its Subsidiaries or the entity resulting from such Change in Control other than for Cause, or (ii) by the Participant for Good Reason.

(dd) “Restatement Date” has the meaning given such term in Section 1(a) hereof.

(ee) “Restricted Shares” means Shares granted or sold pursuant to Section 8 hereof as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

(ff) “Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9 hereof.

(gg) “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

(hh) “Share” means a share of common stock of the Company, par value $0.00001 per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 16 hereof.

(ii) “Stock Appreciation Right” means a right granted pursuant to Section 7.

(jj) “Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6 hereof. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

(kk) “Subsidiary” means: (i) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (ii) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

(ll) “Substitute Award” means an Award that is granted in assumption of, or in substitution or exchange for, an outstanding award previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.

(mm) “Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3. Shares Available Under the Plan.

(a) Shares Available for Awards. The maximum number of Shares that may be granted pursuant to Awards under the Plan shall be 6,850,000 Shares, plus the number of Shares that, immediately prior to the Effective Date, were available to be granted under the Prior Plan but which were not then subject to outstanding awards under the Prior Plan. 6,850,000 of the Shares authorized for grant under the Plan may be issued pursuant to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 16 hereof.

(b) Share Counting. Except as provided in Section 3(c) hereof, the following Shares shall not count against, or shall be added back to, the Share limit in Section 3(a) hereof: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an award granted under the Prior Plan or the Company’s 2001 Equity Incentive Plan that, after the Effective Date, is forfeited, canceled, surrendered, or otherwise terminated without the issuance of such Shares; (iii) Shares covered by an Award that is settled only in cash; and (iv) Substitute Awards (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Code provisions relating to Incentive Stock Options under the Code.

(c) Prohibition of Liberal Share Recycling. Notwithstanding Section 3(b), the following Shares subject to an Award shall not again be available for grant as described above, regardless of whether those Shares are actually issued or delivered to the Participant: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation with respect to an Award; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

(d) Limits on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (determined as of the Date of Grant in accordance with FASB ASC Topic 718) of all Awards granted to any Director during any single fiscal year, together with any cash compensation earned by such Director during such fiscal year, shall not exceed $500,000.

4. Administration of the Plan.

(a) In General. The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: (i) select Award recipients; (ii) determine the sizes and types of Awards; (iii) determine the terms and conditions of Awards in a manner consistent with the Plan; (iv) grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or (v) accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; (vi) construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; (vii) establish, amend, or waive rules and regulations for the Plan’s administration; and (viii) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

(b) Determinations. The Committee shall have no obligation to treat Participants or eligible Employees, Directors and Consultants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Directors, Consultants, Employees, Participants and their estates and beneficiaries.

(c) Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility, or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control. Without limiting the foregoing, the Board specifically reserves the authority to approve and administer all Awards granted to the Chief Executive Officer of the Company and to Directors under the Plan, and any references in the Plan to the “Committee” with respect to any such Awards shall be deemed to refer to the Board.

5. Eligibility and Participation. Each Employee, Director and Consultant is eligible to participate in the Plan, upon selection by the Committee. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Laws and the amount of each Award. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

6. Stock Options. Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. No dividend equivalents may be granted with respect to the Shares underlying a Stock Option.

(b) Exercise Price. The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(c) Term. The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

(d) Exercisability. Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement, subject to the terms and conditions of the Plan, including the minimum vesting provisions of Section 12 hereof. Such terms and conditions may include, without limitation, the satisfaction of (i) one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Options. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise or through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in the foregoing clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

(f) Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(i)
Incentive Stock Options may be granted only to Employees. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii)
To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii)
No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (A) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (B) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. No dividend equivalents may be granted with respect to the Shares underlying a Stock Appreciation Right.

(b) Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(c) Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

(d) Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement, subject to the terms and conditions of the Plan, including the minimum vesting provisions of Section 12 hereof. Such terms and conditions may include, without limitation, the satisfaction of (i) one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (i) the excess of (A) the Fair Market Value of a Share on the exercise date over (B) the exercise price per Share, multiplied by (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8. Restricted Shares. Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Restricted Share Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares subject to the terms and conditions of the Plan, including the minimum vesting provisions of Section 12 hereof. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

(c) Custody of Certificates. To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(d) Rights Associated with Restricted Shares during Restricted Period. During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise any voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to any dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares (as determined by the Committee in its sole discretion and set forth in the applicable Award Agreement), subject to the same terms and conditions as the original Award (including service-based vesting conditions and any Performance Objectives) until such Award is earned and vested.

9. Restricted Share Units. Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement. Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units to the Participant, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan, including the minimum vesting provisions of Section 12 hereof.

(b) Terms, Conditions and Restrictions. The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

(c) Form of Settlement. Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

10. Other Share-Based Awards. Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion, subject to the terms and conditions of the Plan, including the minimum vesting provisions of Section 12 hereof. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares (subject to the limitations of Section 12 hereof) or time-based or performance-based units that are settled in Shares and/or cash.

(a) Award Agreement. Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Form of Settlement. An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

11. Dividend Equivalents. Awards granted under the Plan (other than Stock Options and Stock Appreciation Rights) may provide the Participant with dividend equivalents, payable on a contingent basis and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that any dividend equivalents with respect to an unvested Award shall be either accumulated in cash or deemed reinvested in additional Restricted Share Units, subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Objectives) until such Award is earned and vested. Notwithstanding anything to the contrary herein, no dividend equivalents may be granted under the Plan with respect to the Shares underlying any Stock Option or Stock Appreciation Right.

12. Minimum Vesting Provisions. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall not become vested or exercisable in full any earlier than the first anniversary of the Date of Grant of the Award (excluding, for this purpose, any (a) Substitute Awards, and (b) Awards to Directors that vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period is not less than 50 weeks after the Date of Grant)); provided, however, that the Committee may grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) hereof; and, provided further that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability, other termination of employment or a Change in Control, by the terms of the Award Agreement or otherwise. For purposes of clarity, an Award that vests or becomes exercisable in installments over a period that ends on or after the first anniversary of the Date of Grant of the Award shall be considered to comply with the minimum vesting provisions of this Section 12.

13. Compliance with Section 409A. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the

Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 13): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted, modified or adjusted under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code, or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

14. Performance Objectives.

(a) In General. As provided in the Plan, the vesting, exercisability and/or payment of any Award may be conditioned upon the achievement of one or more Performance Objectives (any such Award, a “Performance Award”). Any Performance Objectives shall be based on the achievement of one or more criteria selected by the Committee, in its discretion, which may include, but shall not be limited to, the following: (i) revenue; (ii) gross profit; (iii) pre-tax income or after-tax income; (iv) income or earnings, including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (v) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (vi) earnings or book value per share (basic or diluted); (vii) return on assets (gross or net), return on investment, return on capital, or return on equity; (viii) return on revenues; (ix) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (x) economic value created; (xi) operating margin or profit margin; (xii) stock price or total stockholder return; (xiii) income or earnings from continuing operations; (xiv) cost targets, reductions and savings, expense management, productivity and efficiencies; (xv) strategic business criteria, including objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions; and (xvi) environmental, social or governance metrics.

(b) Establishment of Performance Objectives. With respect to any Performance Award, the Committee shall establish in writing the Performance Objectives, the performance period, and any formula for computing the payout of the Performance Awards. Such terms and conditions shall be established in writing during the first ninety days of the applicable performance period (or by such other date as may be determined by the Committee, in its discretion).

(c) Certification of Performance. Prior to payment, exercise or vesting of any Performance Award, the Committee will certify in writing whether the applicable Performance Objectives and other material terms imposed on such Performance Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Performance Award.

(d) Adjustments. If the Committee determines that a change in the Company’s business, operations, corporate structure or capital structure, or in the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may, in its discretion and without the consent of any Participant, adjust such Performance Objectives or the related level of achievement, in whole or in part, as the Committee deems appropriate and equitable, including, without limitation, to exclude the effects of events that are unusual in nature or infrequent in occurrence (as determined in accordance with applicable financial accounting standards), cumulative effects of tax or accounting changes, discontinued operations, acquisitions, divestitures and material restructuring or asset impairment charges.

15. Transferability. Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the

Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

16. Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances, and may require in connection therewith the surrender of all Awards so replaced. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 16 that would (a) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (b) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (c) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A . The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

17. Fractional Shares. The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

18. Withholding Taxes. To the extent required by Applicable Laws, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of the exercise of a Stock Option or Stock Appreciation Right, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment, or recognize the transfer or disposition of any Shares, until such withholding tax obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a value (as determined by the Company) equal to the amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee. In no event will the value of the Shares to be withheld or tendered pursuant to this Section 18 to satisfy applicable withholding taxes exceed the amount of taxes required to be withheld based on the maximum statutory tax rates in the applicable taxing jurisdictions.

19. Non-U.S. Participants. Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may approve such sub-plans, supplements to or amendments, modifications, restatements or alternative versions of this Plan as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have Employees or Consultants.

20. Compensation Recovery Policy. Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of the Company’s Compensation Recoupment Policy as in effect from time to time and any similar, supplemental, or successor policy, including any such policy adopted or maintained to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the SEC or applicable securities exchange.

21. Change in Control.

a. In General. The provisions of this Section 21 shall apply, notwithstanding any other provision of this Plan to the contrary, except to the extent otherwise specifically provided in a Participant’s Award Agreement or, in the case of Awards granted to Directors, except as otherwise provided in the Company’s Non-Employee Director Compensation Policy as in effect from time to time.

b. Awards that are Assumed. To the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity in the Change in Control, to the extent such Awards are continued by the Company), then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) any outstanding Awards that are subject to Performance Objectives shall be converted to service-vesting awards by the resulting entity, as if “target” performance had been achieved as of the date of the Change in Control, and shall continue to vest based on the Participant’s Continuous Service during the remaining performance period or other period of required service, and (ii) all other Awards shall continue to vest during the applicable vesting period, if any. Notwithstanding the preceding sentence, if a Participant incurs a Qualified Termination, then upon such termination, all outstanding Awards shall become fully vested and any such Awards that are Stock Options or Stock Appreciation Rights shall become fully exercisable and shall remain exercisable for the full duration of their term.

c. Awards that are not Assumed. To the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity in the Change in Control, to the extent such Awards are not continued by the Company), then effective immediately prior to the Change in Control, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant: (i) all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and shall remain exercisable for the full duration of their term, (ii) all restrictions with respect to outstanding Awards shall lapse, with any specified Performance Objectives with respect to outstanding Awards deemed to be satisfied at the “target” level, and (iii) all outstanding Awards shall become fully vested.

d. Cancellation Right. The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

22. Amendment, Modification and Termination.

(a) In General. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment is approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard, rule or law.

(b) Adjustments to Outstanding Awards. The Committee may, in its sole discretion and without the consent of any Participant, at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare.

(c) Prohibition on Repricing Without Stockholder Approval. Except for adjustments made pursuant to Sections 16 or 21 hereof, the Committee will not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price of such Award. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash, without approval of the stockholders of the Company, except as provided in Sections 16 or 21 hereof. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 22(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 16 or 21 hereof.

(d) Effect on Outstanding Awards. Notwithstanding any other provision of the Plan to the contrary (other than Sections 14(d), 16, 21, 22(b) and 24(e) hereof, which specifically do not require the consent of Participants), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

23. Applicable Laws. The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

24. Miscellaneous.

(a) Stock Ownership Guidelines. By accepting any Award under the Plan, each Participant shall thereby agree to comply with the terms and conditions of the Company’s stock ownership guidelines as applicable to the Participant from time to time, including applicable stock retention requirements thereunder.

(b) Deferral of Awards. Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee, in its discretion, may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. Any elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

(c) No Right of Continued Service. The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. Awards granted under the Plan shall not be considered a part of any Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments, and in no event shall any Award be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary or affiliate.

(d) Unfunded, Unsecured Plan. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(e) Severability. If any provision of the Plan or an Award Agreement is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any Applicable Law, as determined by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to such Applicable Law or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

f. Acceptance of Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan, any Award Agreement and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

g. Successors. All obligations of the Company under the Plan and with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

ANNEX B

ASPEN AEROGELS

EMPLOYEE STOCK PURCHASE PLAN

1. Establishment and Purpose of Plan. Aspen Aerogels, Inc. (the “Company”) hereby establishes this Aspen Aerogels Employee Stock Purchase Plan (the “Plan”), effective as of April 30, 2025 (the “Effective Date”), subject to approval of the Plan by the stockholders of the Company at the 2025 Annual Meeting of Stockholders held on the Effective Date. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with opportunities to purchase shares of the Company’s Common Stock. In general, it is intended that the Plan will constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and the Plan shall be interpreted in accordance with that intent. However, the Administrator may establish a separate component of the Plan that is not intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code and that is intended to provide opportunities to purchase the Company’s Common Stock to employees located outside of the United States (the “Non-423 Component”). Except as otherwise determined by the Administrator pursuant to the authority provided herein, the Non-423 Component, if any, shall operate and be administered in the same manner as the rest of the Plan. Unless otherwise defined herein, capitalized terms used in this Plan shall have the meanings ascribed to them in Section 2.

2. Definitions.

(a) “Administrator” means the Committee (or a delegate appointed in accordance with Section 4(b)).

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. A reference to any specific section of the Code shall also be deemed to be a reference to the provisions of any section of the final treasury regulations issued by the U.S. Department of the Treasury under the Code, as amended from time to time, under that Code section.

(d) “Committee” means the Compensation and Leadership Development Committee of the Board (or any other committee or subcommittee of the Board which the Board may appoint to administer the Plan). The Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) an “independent director” within the meaning of applicable rules of The New York Stock Exchange or such other securities exchange upon which Shares are listed from time to time.

(e) “Common Stock” means the Company’s common stock, $0.00001 par value per share.

(f) “Company” means Aspen Aerogels, Inc., a Delaware corporation (or any successor company).

(g) “Compensation” means, except as otherwise determined by the Administrator, an Eligible Employee’s gross base compensation payable in cash (including overtime), prior to salary reduction (such as pursuant to Sections 125, 132(f) or 401(k) of the Code), excluding sales, commissions, incentive or bonus compensation, and expense reimbursements. The Administrator shall have the discretion to determine the application of this definition to Participants, including those outside working outside the United States.

(h) “Designated Subsidiary” means any present or future Subsidiary that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders, and may separately designate any Designated Subsidiaries as participating in the Non-423 Component. The Administrator may also determine which Subsidiaries and Eligible Employees may be excluded from participation in the Plan, consistent with Section 423 of the Code (or as otherwise may be determined by the Administrator with respect to the Non-423 Component) and determine which Designated Subsidiaries shall participate in separate Offerings. For purposes of clarity, except as otherwise may be provided by the Administrator with respect to the Non-423 Component, only those Subsidiaries that qualify as “subsidiary corporations” to the Company within the meaning of Section 424(f) of the Code may be Designated Subsidiaries with respect to any Offering under the Plan.

(i) “Eligible Employee” has the meaning set forth in Section 6.

(j) “Enrollment Form” means an agreement, which may be electronic, pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering.

(k) “Exercise Date” means the last Trading Day of an Offering Period.

(l) “Fair Market Value” on any given date means the closing price of the Common Stock on the applicable Trading Day, as reported on The New York Stock Exchange or such other national securities exchange upon which the Common Stock may be listed at the time.

(m) “Non-423 Component” has the meaning set forth in Section 1.

(n) “Offering” means an offering to Eligible Employees to purchase Common Stock under the Plan. Unless otherwise determined by the Administrator, each Offering under the Plan in which Eligible Employees of one or more Designated Subsidiaries may participate may be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Period are identical, and the provisions of the Plan will separately apply to each Offering. The terms of any such separate Offerings need not be identical, provided that all Eligible Employees granted a Purchase Right in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423 or as otherwise may be determined by the Administrator with respect to an Offering under the Non-423 Component.

(o) “Offering Date” means the first Trading Day of an Offering Period.

(p) “Offering Period” means the period of time specified by the Administrator pursuant to Section 5 with respect to an Offering during which payroll deductions are accumulated from Participants and applied to the purchase of Common Stock in such Offering.

(q) “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

(r) “Participant” means, at any time, an individual who is an Eligible Employee as determined in Section 6 and who has enrolled in the Plan in compliance with the provisions of Section 7.

(s) “Plan” means the Aspen Aerogels Employee Stock Purchase Plan, as set forth in this document and as it may be amended from time to time.

(t) “Purchase Price” has the meaning set forth in Section 11.

(u) “Purchase Right” has the meaning set forth in Section 11.

(v) “Reorganization Event” means: (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s aggregate outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the aggregate outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; (iii) the sale of all of the Common Stock to an unrelated person, entity or group thereof acting in concert; or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

(w) “SEC” means the United States Securities and Exchange Commission.

(x) “Subsidiary” means, as applicable: (i) a “subsidiary corporation” of the Company within the meaning Section 424(f) of the Code; or, (ii) solely with respect to the Non-423 Component, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company, whether or not such entity is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

(y) “Trading Day” means a day on which The New York Stock Exchange (or such other national securities exchange upon which the Common Stock may be listed at the time) is open for trading.

3. Share Reserve. Subject to adjustment as provided in Section 15, the maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 4,000,000 shares, which may consist of authorized but unissued shares, treasury shares, shares acquired on the open market, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled without the issuance of shares of Common Stock thereunder, the shares of Common Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4. Administration.

(a) In General. The Plan shall be administered by the Administrator. The Administrator has full authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable and appoint such agents as it deems appropriate for the proper administration of the Plan; (ii) interpret and construe, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any Enrollment Form or other instrument or agreement relating to the Plan; (iii) determine the terms and conditions of any right to purchase shares of Common Stock under the Plan; (iv) make all determinations and take all actions it deems advisable for the administration of the Plan, including to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions outside the United States, such as adopting rules and procedures regarding payment of interest (if any), conversion of local currency, payroll tax, withholding procedures and handling of stock certificates that vary with local requirements outside of the United States, and adopting sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 17 below; (v) determine eligibility and decide all disputes arising in connection with the Plan; (vi) amend an outstanding right to purchase shares of Common Stock, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 15 or Section 16 (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the Purchase Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan; and (vii) otherwise supervise and take any other actions necessary or desirable for the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. Neither the Administrator nor any member of the Board, the Committee or any other individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Purchase Right granted hereunder.

(b) Delegation. Subject to applicable laws, the Administrator may delegate administrative authority hereunder to one or more officers of the Company or to such other individual or group as the Administrator may determine in its discretion. The acts of any such delegates shall be treated hereunder as acts of the Administrator with respect to any matters so delegated.

(c) Authority of the Board. The Board may reserve to itself any or all of the authority or responsibility of the Administrator under the Plan or may act as the Administrator of the Plan for any or all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as Administrator of the Plan, the Board shall have all the powers of the Administrator hereunder, and any reference in the Plan to the Administrator (other than in this Section 4(c)) shall include the Board.

5. Offerings. The Company will make one or more Offerings to Eligible Employees to purchase Common Stock under the Plan. The Administrator shall, in its discretion, designate the Offering Period for any Offering, provided that no Offering Period shall exceed 27 months in duration. Unless and until otherwise determined by the Administrator, each Offering Period shall be a period of six months commencing on June 1 or December 1, respectively. Subject to applicable law, the Administrator, or its delegate, retains the discretion to impose stock transfer restrictions, trading restrictions or holding requirements on Common Stock purchased with respect to any Offering. If the Administrator elects to impose such restrictions or requirements, the restrictions or requirements will be described in the enrollment materials for the applicable Offering.

6. Eligibility.

(a) Eligible Employees. Except as otherwise provided in this Section 6, all individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan (“Eligible Employees”). Notwithstanding the foregoing, no Participant may be granted a Purchase Right hereunder if such Participant, immediately after the Purchase Right was granted, would be treated as owning stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. Further notwithstanding the foregoing, the Administrator may determine, prior to the beginning of an Offering, that one or more of the following categories of Eligible Employees shall not be eligible to participate in the Plan with respect to such Offering (provided that any such determination shall be applied in a consistent manner to all employees of the applicable corporation(s)):

(i) Employees who have been employed by the Company or a Designated Subsidiary for fewer than two years (or such shorter period of time as may be specified by the Administrator);

(ii) Employees who customarily work not more than twenty (20) hours per week (or such shorter period of time as may be specified by the Administrator);

(iii) Employees who customarily work not more than five (5) months per calendar year (or such shorter period of time as may be specified by the Administrator);

(iv) “Highly compensated employees” (as defined in Section 414(q) of the Code), or a subset of highly compensated employees specified by the Administrator who (A) are officers of the Company and subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934 as amended, and/or (B) have compensation (within the meaning of Section 415(c)(3) of the Code) exceeding an amount specified by the Administrator that is higher than the amount provided in Section 414(q)(1)(B)(i) of the Code for the applicable calendar year; or

(v) Employees who are citizens or residents of a non-U.S. jurisdiction, if the grant of a purchase right under the Plan to such an employee would be prohibited under the laws of such jurisdiction, or if compliance with the laws of such jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

(b) Employment Relationship. Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system on the Offering Date are not considered to be “Eligible Employees” of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan with respect to such Offering. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as of an Offering Date as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in an Offering under this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein. For purposes of the Plan, in accordance with Treas. Reg. § 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Subsidiary that does not exceed three months and during any period longer than three months if the individual’s right to reemployment is guaranteed by statute or contract.

(c) Determination by Administrator. The Administrator retains the discretion to determine which Eligible Employees may participate in the Plan pursuant to and consistent with Treasury Regulation §§ 1.423-2(e) and (f) (or as otherwise may be determined by the Administrator with respect to the Non-423 Component).

(d) Certain Exclusions from Non-423 Component. In the case of the Non-423 Component or any Offering thereunder, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

7. Participation.

(a) Participants on Offering Date. An Eligible Employee may elect to participate in the Plan by properly completing and submitting an Enrollment Form (in the manner described in Section 7(b)) by such deadline as shall be established by the Administrator for the Offering and in accordance with enrollment procedures established by the Administrator. Participation in the Plan is entirely voluntary.

(b) Enrollment. The Enrollment Form shall (i) state a whole percentage or, to the extent permitted by the Administrator, a fixed dollar amount, to be deducted from an Eligible Employee’s Compensation per pay period during an Offering, (ii) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (iii) specify the name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 13. An employee who does not enroll in an Offering in accordance with these procedures shall be deemed to have waived participation in such Offering.

(c) Automatic Re-Enrollment. Except as otherwise determined by the Administrator prior to the commencement of the enrollment period for an Offering Period, the elections made by an Eligible Employee on an Election Form submitted with respect to a particular Offering Period shall apply only to that Offering Period. Notwithstanding the foregoing, the Administrator may provide, prior to the commencement of the enrollment period for an Offering Period that the enrollment decision and payroll deduction rate selected by a Participant in the Enrollment Form for such Offering Period, once effective, shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 9, (ii) withdraws from the Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.

(d) Electronic Submission of Enrollment Form. The Administrator may specify that Enrollment Forms to be submitted to the Company pursuant to this Section 7 or Section 10 below are to be submitted electronically via the Company’s intranet or the internet site of a third party or via email or any other means of electronic delivery specified by the Administrator.

(e) Participation is Voluntary. Participation in the Plan is not required and is entirely voluntary. Further, participation in the Plan shall neither be permitted nor denied contrary to the requirements of the Code.

8. Employee Contributions. Subject to the annual dollar amount limitation set forth in Section 11(b), each Eligible Employee may, by submitting an Enrollment Form as described in Section 7(b), authorize payroll deductions, in whole percentages, at a minimum of 1% up to a maximum of 15% of such employee’s Compensation (or such other maximum percentage deduction as may be determined by the Administrator), or, to the extent permitted by the Administrator, in a fixed dollar amount, such employee’s Compensation (between such minimum and maximum dollar amount as specified by the Administrator prior to the applicable Offering), to be deducted on a pro rata basis for each pay period during an Offering Period. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the last day of the Offering Period. Payroll deductions shall be made in accordance with the Eligible Employee’s election; however, if the Eligible Employee elects to contribute in whole percentages, due to rounding or other administrative reasons, the actual percentage contributed may be less than the elected percentage. The Company shall maintain notional book accounts showing the amount of payroll deductions made by each Participant for each Offering Period, but the Company will not hold payroll deductions in a trust or in any segregated account, unless otherwise determined by the Administrator or required by applicable law. No interest shall accrue or be paid on payroll deductions, except as may be required by applicable law. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator. Any reference to “payroll deductions” in this Section 8 (or in any other section of the Plan) shall similarly cover contributions by other means made pursuant to this Section 8.

9. Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase, decrease or suspend the Participant’s payroll deductions during the applicable Offering Period, but may increase or decrease his or her payroll deduction with respect to the next Offering Period (subject to the limitations of Section 10) by filing a new Enrollment Form by such deadline as shall be established by the Administrator for the applicable Offering Period. The Administrator may, in advance of any Offering Period, establish rules permitting a Participant to increase, decrease or suspend his or her payroll deduction during the Offering Period.

10. Withdrawal. A Participant may withdraw from participation in the Plan by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw, in accordance with such procedures as may be established by the Administrator, which may include a requirement that an Election Form indicating an election to withdraw must be submitted at least one week (or such other period as may be specified by the Administrator) prior to the applicable Exercise Date. The Participant’s withdrawal shall be effective as soon as practicable after the Participant’s valid withdrawal election is received by the Company. Following a Participant’s withdrawal, the Company shall promptly refund such individual’s entire account balance under the Plan to the Participant (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering Period, but may enroll in a subsequent Offering in accordance with Section 7.

11. Grant of Purchase Rights.

(a) On each Offering Date, the Company shall grant to each Participant in the Plan the right to purchase (“Purchase Right”), on the Exercise Date and at the Purchase Price hereinafter provided for, the lowest of (i) a number of whole shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Purchase Price (as defined herein); (ii) 1,500 shares of Common Stock; or (iii) such other maximum number of whole shares of Common Stock as shall have been established by the Administrator in advance of the Offering (in each case subject to adjustment pursuant to Section 15 or Section 16); provided, however, that such Purchase Right shall be subject to the limitations set forth below. Each Participant’s Purchase Right shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Purchase Right shall be as determined by the Administrator in advance of the applicable Offering Period (the “Purchase Price”) in accordance with the limitations of Section 423 of the Code. Unless and until otherwise determined by the Administrator, the Purchase Price for each Offering shall be the lesser of 85% of the Fair Market Value of the Common Stock on the Offering Date or 85% of the Fair Market Value of the Common Stock on the Exercise Date.

(b) Notwithstanding the foregoing, no Participant may be granted a Purchase Right which permits the Participant’s rights to purchase stock under the Plan, and any other employee stock purchase plan (described in Section 423 of the Code) of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the Offering Date) for each calendar year in which the Purchase Right is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Purchase Rights into account in the order in which they were granted.

12. Exercise of Purchase Right and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Purchase Right on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as the Participant’s accumulated payroll deductions on such date shall purchase at the Purchase Price, subject to any other limitations contained in the Plan. Unless otherwise determined by the Administrator in advance of an Offering Period, no fractional shares shall be issued pursuant to the exercise of any Purchase Right, and any amount remaining in a Participant’s account after the purchase of shares on the Exercise Date of an Offering Period solely by reason of any inability to purchase a fractional share shall be carried forward to the next Offering Period; any other balance remaining in a Participant’s account at the end of an Offering Period shall be promptly refunded to the Participant.

13. Issuance of Shares. Shares of Common Stock may be issued under the Plan, and certificates (if any) representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee. The Administrator may permit or require that such shares of Common Stock be deposited directly with a broker or agent designated by the Administrator, and the Administrator may utilize electronic or automated methods of share transfer. Further, the Administrator may require that shares of Common Stock issued under the Plan be retained with such designated broker or agent for a specified period of time and/or may establish other procedures to permit tracking of disqualifying dispositions (within the meaning of Section 421(b) of the Code) of such shares of Common Stock. Participants will not have any voting, dividend, or other rights of a stockholder with respect to the shares of Common Stock until such shares have been delivered pursuant to this Section 13. All transactions under this Plan are subject to the Company’s insider trading policy as may be in effect from time to time. This includes any blackout period prohibition or requirement to obtain mandatory pre-clearance of transactions such as enrollment, withdrawal, or trading.

14. Rights on Termination or Transfer of Employment. If a Participant’s employment terminates for any reason, or if the Participant’s employment status changes such that the Participant is no longer an Eligible Employee, before the Exercise Date for any Offering Period, no further payroll deductions shall be taken from any pay due and owing to the Participant and the balance in the Participant’s notional account shall be paid, as if such Participant had withdrawn from the Plan under Section 10, to such Participant or, in the case of such Participant’s death, to the beneficiary (if any) as may have been designated by the Participant pursuant to Section 22(b) of the Plan, or if none, to the legal representative of the Participant’s estate. An employee shall be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. Unless otherwise determined by the Administrator, a Participant whose employment transfers between the Company and/or one or more of its Designated Subsidiaries, or whose employment terminates with an immediate rehire (with no break in service) by the Company or a Designated Subsidiary, shall not be treated as having terminated employment for purposes of participating in the Plan or an Offering.

15. Adjustment in Case of Changes Affecting Common Stock. Subject to any required action by the stockholders of the Company, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Common Stock (excepting normal cash dividends), the Administrator shall make appropriate adjustments in the number and class of shares subject to the Plan, the limit on the shares which may be purchased by any Participant during an Offering (as described in Section 11(a)) and the number of shares of Common Stock subject to, and the

Purchase Price of, each outstanding Purchase Right, in order to prevent dilution or enlargement of Participants’ rights under the Plan. Any fractional share resulting from an adjustment pursuant to this Section 15 shall be rounded down to the nearest whole number, and in no event may the Purchase Price of any Purchase Right be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Administrator pursuant to this Section 15 shall be final, binding and conclusive.

16. Reorganization Events. In connection with a Reorganization Event, the Administrator may take such actions with respect to outstanding Purchase Rights as the Administrator deems appropriate, consistent with applicable law and the treatment of the Plan (other than the Non-423 Component thereof) as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, including, any one or more of the following:

(a) provide that Purchase Rights shall be assumed, or substantially equivalent Purchase Rights shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(b) upon written notice to Participants, provide that all outstanding Purchase Rights will be terminated as of the effective date of the Reorganization Event and that all such outstanding Purchase Rights will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Administrator in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event;

(c) upon written notice to Participants, provide that all outstanding Purchase Rights will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to the Participant on such date;

(d) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive, upon consummation thereof, a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to a Participant equal to the excess, if any, of (i) the amount of cash payable for a Common Share pursuant to the Reorganization Event times the number of shares of Common Stock subject to the Participant’s Purchase Right over (ii) the aggregate Purchase Price of the Common Stock subject to such Purchase Right, in exchange for the termination of such Purchase Right;

(e) provide that, in connection with a liquidation or dissolution of the Company, Purchase Rights shall convert into the right to receive liquidation proceeds (net of the Purchase Price thereof); or

(f) any combination of the foregoing.

For purposes of clause (a) above, a Purchase Right shall be considered assumed if, following consummation of the Reorganization Event, the Purchase Right confers the right to purchase, for each share of Common Stock subject to the Purchase Right immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities, or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Purchase Rights to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

In addition, any action taken under this Section 16 shall be consistent with the intent that Purchase Rights granted under the Plan (other than Purchase Rights granted under the Non-423 Component thereof) will comply with Section 423 of the Code, unless otherwise expressly determined by the Administrator. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other Reorganization Event.

17. Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contribution by other means, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423 of the Code, the employees subject to such special rules or sub-plans shall participate in the Non-423 Component, and Purchase Rights granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code.

18. Amendment, Suspension and Termination of the Plan.

(a) Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that, without the approval by the stockholders of the Company within 12 months of such Board action, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval (i) under the requirements of any stock exchange upon which the shares may then be listed, or (ii) in order for the Plan (other than the Non-423 Component thereof) to qualify as an “employee stock purchase plan” under Section 423(b) of the Code. In no event may any amendment be made which would cause the Plan (other than the Non-423 Component thereof) to fail to comply with Section 423 of the Code.

(b) Suspension of the Plan. The Administrator may, at any time, suspend the Plan; provided that the Company shall provide notice to the Participants prior to the effectiveness of such suspension. The Administrator may resume the operation of the Plan following any such suspension; provided that the Company shall provide notice to the Participants prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless the Participant withdraws pursuant to Section 10). However, no Purchase Rights shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant, during the suspension period.

(c) Termination of the Plan. The Board reserves the right to terminate the Plan, in whole or in part, at any time. The Plan shall terminate upon the date when all shares of Common Stock reserved under Section 3 of the Plan have been purchased, or upon such earlier date as may be determined by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

19. Insufficient Shares. If the sum of the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date, plus the number of shares of Common Stock purchased under previous Offerings under the Plan, exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned (in a manner consistent with the requirements of Section 423(b)(4) and (5) of the Code and the regulations thereunder) among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

20. Notification Upon Sale of Shares. Each Participant shall agree, by enrolling in the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Purchase Right pursuant to which such shares were purchased or within one year after the date such shares were purchased.

21. Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees participating in the Plan with respect to each separate Offering shall have the same rights and privileges, except as otherwise may be determined by the Administrator with respect to the Non-423 Component.

22. General.

(a) No Right to Future Purchase Rights; No Stockholder Rights; No Right to Employment. No person shall have any right to be granted any Purchase Right under the Plan. No person shall have any rights as a stockholder with respect to any Common Stock to be issued under the Plan prior to the issuance thereof. The Plan is not a contract of employment, and the terms of employment of any Participant shall not be affected in any way by the Plan except as specifically provided in the Plan. The establishment of, enrollment in, or grant of a Purchase Right under the Plan shall not be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserves the right at any time to dismiss an employee free from any liability or any claim under the Plan, except as expressly provided herein.

(b) Purchase Rights Not Transferable. Except as provided herein, or to the extent otherwise required by applicable law, no Participant may alienate, commute, anticipate, assign, pledge, encumber, transfer, or dispose of any Purchase Rights hereunder, which Purchase Rights and the right to receive them are expressly declared to be nonassignable and nontransferable. Further, notwithstanding any other provision of the Plan to the contrary, Purchase Rights are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant’s lifetime only by the Participant. Notwithstanding the foregoing, if so determined by the Administrator, in its discretion,

Participants may be permitted to designate, in such manner as may be established by Administrator, a beneficiary to receive any cash or Common Stock that may be payable to the Participant under the Plan following the Participant’s death.

(c) Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.

(d) Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to the completion of any registration or qualification of the Common Stock under any U.S. or non-U.S. local, state or federal securities or exchange control law, or under rulings or regulations of the SEC or of any other governmental regulatory body, and to obtaining any approval or other clearance from any U.S. and non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company may, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Common Stock with the SEC or any other U.S. or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of such stock. If, pursuant to this Section 22, the Administrator determines that the shares of Common Stock will not be issued to any Participant, all accumulated payroll deductions will be promptly refunded, without interest (unless otherwise required pursuant to applicable law), to the Participant, without any liability to the Company or any of its Subsidiaries.

(e) Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

(f) Compliance with Applicable Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to a right to purchase unless the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934 (each as amended) and the requirements of any stock exchange upon which the shares may then be listed.

(g) Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provision had not been included.

(h) Governing Law. This Plan and all Purchase Rights and actions taken thereunder shall be governed by, and construed in accordance with, applicable federal law and, to the extent not preempted by applicable federal law, the laws of the State of Delaware, applied without regard to conflict of law principles.

(i) Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary may withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary any tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. In addition, the Company or any Subsidiary may, but shall not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding that the Company or any Subsidiary deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f). The Company shall not be required to issue any Common Stock under the Plan until such obligations are satisfied.

(j) Section 409A of the Code. The Plan is intended to be exempt from the provisions of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. Notwithstanding the foregoing, neither the Company, the Board, the Committee nor the Administrator shall have any liability to a Participant or any other party if a Purchase Right to purchase Common Stock under the Plan fails to be exempt from or compliant with Section 409A of the Code, or for any action taken by the Administrator with respect thereto. The Company makes no guaranty or warranty of the tax treatment of Purchase Rights under the Plan, under Section 409A or otherwise.

(k) Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person, or other person incapable of accepting receipt shall be deemed paid when paid to such person’s guardian, agent or attorney-in-fact under a power of attorney, or to the party providing or reasonably appearing to provide for the care of such person (as determined by the Administrator), and such payment shall fully discharge any liability or obligation of the Board, the Administrator, the Company and any Designated Subsidiary, and all other parties with respect thereto.

(l) Headings and Captions; Rules of Construction. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. Whenever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular shall be deemed to refer also to the plural; and references to a statute or statutory provision shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder. Except where otherwise indicated, references to Sections are references to sections of this Plan.

(m) Unfunded Status of Plan. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any Participant (or beneficiary thereof), on the one hand, and the Company, any Designated Subsidiary, the Board, the Administrator, or any other person, on the other hand.

ANNEX C

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Year Ended December 31,
	2024	2023
	($ in thousands)
Net income (loss)	$13,375	$(45,811)
Depreciation and amortization	22,526	15,318
Stock-based compensation(1)	12,855	10,954
Other (income) expense	11,959	(3,392)
Loss on extinguishment of debt	27,487	—
Income tax expense	1,714	—
Adjusted EBITDA	$89,916	$(22,931)

(1)
Represents non-cash stock-based compensation related to vesting and modifications of stock option grants, vesting of restricted stock units and vesting and modification of restricted common stock.

We use Adjusted EBITDA, a non-GAAP financial measure, as a means to assess our operating performance. We define Adjusted EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, stock-based compensation expense and other items, from time to time, which we do not believe are indicative of our core operating performance. Adjusted EBITDA is a supplemental measure of our performance that is not presented in accordance with U.S. GAAP. Adjusted EBITDA should not be considered as an alternative to net income (loss) or any other measure of financial performance calculated and presented in accordance with U.S. GAAP. In addition, our definition and presentation of Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies.

We use Adjusted EBITDA:

•
as a measure of operating performance because it does not include the impact of items that we do not consider indicative of our core operating performance;
•
for planning purposes, including the preparation of our annual operating budget;
•
to allocate resources to enhance the financial performance of our business; and
•
as a performance measure used under our bonus plan.

We also believe that the presentation of Adjusted EBITDA provides useful information to investors with respect to our results of operations and in assessing the performance and value of our business. Various measures of EBITDA are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired.

Although measures similar to Adjusted EBITDA are frequently used by investors and securities analysts in their evaluation of companies, we understand that Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities or an analysis of our results of operations as reported under U.S. GAAP. Some of these limitations are:

•
Adjusted EBITDA does not reflect our historical cash expenditures or future requirements for capital expenditures or other contractual commitments;
•
Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•
Adjusted EBITDA does not reflect stock-based compensation expense;
•
Adjusted EBITDA does not reflect our income tax expense or cash requirements to pay our income taxes;

C-1

•
Adjusted EBITDA does not reflect our interest expense, or the cash requirements necessary to service interest or principal payments on our debt;
•
although depreciation, amortization and impairment charges are non-cash charges, the assets being depreciated, amortized or impaired will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for these replacements; and
•
other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do, limiting their usefulness as a comparative measure.

Because of these limitations, our Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to reinvest in the growth of our business or as a measure of cash available for us to meet our obligations.

C-2

ASPEN AEROGELS, INC. 30 FORBES ROAD, BUILDING B NORTHBOROUGH, MA 01532 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ASPN2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V60502-P22711 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ASPEN AEROGELS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Kathleen M. Kool 02) William P. Noglows The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For Against Abstain 2. The ratification of the appointment of KPMG LLP as Aspen Aerogels, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. Approval of the compensation of Aspen Aerogels, Inc.'s named executive officers, as disclosed in its Proxy Statement for the 2025 Annual Meeting. 4. Approval of the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan. 5. Approval of the Aspen Aerogels Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2024 Annual Report and 2025 Proxy Statement (as combined document) is available at www.proxyvote.com. V60503-P22711 ASPEN AEROGELS, INC. Annual Meeting of Stockholders April 30, 2025 9:30 AM, EDT To be held via live webcast This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Donald R. Young and Ricardo C. Rodriguez, or either of them with full power to act alone, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASPEN AEROGELS, INC. registered in the name provided in this Proxy that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on April 30, 2025, via a live webcast at www.virtualshareholdermeeting.com/ASPN2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side